PROSPECTUS
                                                      July 1, 1997

                        AMELIA EARHART: EAGLE EQUITY FUND
-------------------------------------------------------------------------------
The investment objective of the Amelia Earhart: Eagle Equity Fund is to seek capital appreciation by investing primarily in a diversified portfolio of common stocks and other equity securities issued by companies that are components of either the Dow Jones Industrial Average or the Pacific Stock Exchange Technology Index, which is comprised of a broad spectrum of companies principally engaged in manufacturing or service-related products within the advanced technology fields. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

The Fund offers two classes of shares: Class A shares, sold subject to a maximum 4.5% sales charge and a 12b-1 distribution fee of up to .25% of average daily net assets, and Class B shares, sold subject to a maximum 5% contingent deferred sales charge and a 12b-1 distribution fee of up to 1% of average daily net assets.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               INVESTMENT ADVISOR

                     Amelia Earhart Capital Management, Inc.
                                One Towne Square
                     26100 Northwestern Highway, Suite 1913
                           Southfield, Michigan 48076

The Amelia Earhart: Eagle Equity Fund (the "Fund") is a diversified, open-end series of Maplewood Investment Trust, a series company, a registered management investment company. This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference.

A Statement of Additional Information, dated July 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-326-6580. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

TABLE OF CONTENTS
PROSPECTUS SUMMARY............................................................
SYNOPSIS OF COSTS AND EXPENSES................................................
FINANCIAL HIGHLIGHTS..........................................................
INVESTMENT OBJECTIVE, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS.....................................................
HOW TO PURCHASE SHARES........................................................
HOW TO REDEEM SHARES..........................................................
HOW SHARES ARE VALUED.........................................................
MANAGEMENT OF THE FUND........................................................
DISTRIBUTOR AND DISTRIBUTION PLANS. . . . . . . . . . ........................
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION.........................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

THE FUND. The Amelia Earhart: Eagle Equity Fund (the "Fund") is a diversified, open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to seek capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objective, the Fund will invest primarily in a diversified portfolio of common stocks and other equity securities issued by companies that are components of either the Dow Jones Industrial Average or the Pacific Stock Exchange Technology Index. The Fund may also invest in debt securities. The Fund may invest in limited amounts in certain securities commonly referred to as "derivative securities," including options on portfolio securities and indexes and futures transactions, which present special risks. The Fund will acquire derivative securities for hedging purposes only and not for speculation. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. Amelia Earhart Capital Management, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 1% of the average daily net assets of the Fund. (See "Management of the Fund.")

PURCHASE OF SHARES. Two classes of shares of the Fund are offered in this Prospectus - Class A and Class B shares. The classification of shares of the Fund permits an investor to choose the method of purchasing shares that the investor believes is most beneficial, given the amount of purchase, the length of time the investor expects to hold the shares, and other relevant circumstances. Class A shares are offered at net asset value plus a maximum 4.5% front-end sales charge and are subject to 12b-1 distribution fees of up to .25% of average daily net assets. Class B Shares are offered at net asset value and are subject to a maximum 5% contingent deferred sales charge and 12b-1 distribution fees of up to 1% of average daily net assets. The front-end sales charge on Class A shares and the contingent deferred sales charge on Class B shares may be reduced or eliminated as described in this Prospectus. Class B shares will convert to Class A shares after eight years from their date of purchase and will then be subject to the lower distribution fees of Class A shares. The minimum initial investment for each class of shares is $2,500 ($2,000 for IRA accounts). (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions of Class A shares. Redemptions of Class B shares may be subject to a contingent deferred sales charge as described in this Prospectus. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund, less any applicable contingent deferred sales charge. A shareholder who submits written authorization may redeem shares by telephone. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund and net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and distributions in cash or the dividends and distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of Maplewood Investment Trust, a series company, (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

DISTRIBUTOR. Alpha-Omega Capital Corp. (the "Distributor") serves as the national distributor of shares of the Fund. For its services, the Distributor receives commissions on the sale of Fund shares consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. (See "Distributor and Distribution Plans.")

                         SYNOPSIS OF COSTS AND EXPENSES

                                                          Class A     Class B
                                                          Shares      Shares
SHAREHOLDER TRANSACTION EXPENSES:                         -------     --------
Maximum Sales Charge Imposed on Purchases
(As a percentage of offering price)                       4.50%        None
Maximum Contingent Deferred Sales Charge                  None         5.00%
(As a percentage of original purchase price
 or redemption proceeds, whichever is lower)
Sales Charge Imposed on Reinvested Dividends              None         None
Redemption Fee                                            None         None

                                                        Class A     Class B
                                                        Shares      Shares
ANNUAL FUND OPERATING EXPENSES:                         --------    --------
(As a percentage of average net assets)
Management Fees After Waivers(1)                           .00%        .00%
12b-1 Fees(2)                                              .08%       1.00%
Other Expenses                                            1.81%       1.65%
                                                          -----       -----
Total Fund Operating Expenses After Waivers
  and Expense Reimbursements(3)                           1.89%        2.65%
                                                          =====        =====

(1) Absent waivers of management fees, such fees would have been 1% for the fiscal year ended February 28, 1997.
(2) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class B shares may incur 12b-1 fees in an amount up to 1% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(3) Absent waivers of management fees and expense reimbursements by the Advisor, total operating expenses would have been 5.67% for Class A shares for the fiscal year ended February
              28, 1997.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of the period:

               Class A Shares       Class B Shares
               --------------       --------------
1  Year        $  63                $  77
3  Years         102                  113
5  Years         143                  151
10 Years         256                  281*

You would pay the following expenses on Class B shares on the same $1,000 investment, assuming no redemption at the end of the period:

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               Class B Shares

1  Year         $  27
3  Years           82
5  Years          141
10 Years          280*
* Based on the conversion of Class B shares to Class A shares after eight years.


The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above for Class A shares are based upon actual operating history for the fiscal year ended February 28, 1997. The Annual Fund Operating Expenses shown above for Class B shares are based on estimated amounts for the current fiscal year since Class B shares have no operating history. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED
A REPRESENTATION OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES IN THE FUTURE
MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following audited financial information has been audited by KPMG Peat Marwick LLP, independent accountants, whose report covering the fiscal year ended February 28, 1997 is contained in the Statement of Additional Information. This information, which pertains only to Class A shares, should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                           Year             Year             Year                Year
                                                           Ended            Ended            Ended               Ended
                                                        February 28,     February 29,       February 28,       February 28,
                                                           1997             1996              1995               1994
                                                        ------------     -------------      -------------      ------------

Net asset value at beginning of year                      $  17.09          $ 13.44          $  12.25            $  10.00
                                                          --------          -------          --------            ---------
Income from investment operations:
   Net investment loss                                       (0.13)           (0.12)            (0.02)             (0.07)
   Net realized and unrealized gains
      on investments                                          2.78             4.20              1.21               2.49
                                                              ----             ----              ----               ----
Total from investment operations                              2.65             4.08              1.19               2.42
                                                              ----             ----              ----               ----
Less distributions:
   Dividends from net investment income                        --                --                --              (0.12)
   Distributions from net realized gains                     (0.28)           (0.43)               --              (0.05)
                                                             ------           ------             ------            ------
Total distributions                                          (0.28)           (0.43)               --              (0.17)
                                                             ------           ------             -------           -------
Net asset value at end of year                          $    19.46         $  17.09         $    13.44           $ 12.25
                                                        ============       ==========       =============        ===========
Total return (A)                                             15.53%           30.59%             9.66%             24.39%
                                                        =============      ===========      ==============       ============
Net assets at end of year                               $ 2,593,632        $ 1,781,734      $   820,139          $ 244,385
                                                        ==============     ============     ===============      =============
Ratio of expenses to average net assets
   Before expense reimbursement and waived fees               5.67%            8.53%            21.00%             24.60%
   After expense reimbursement and waived fees                1.89%            1.90%             1.86%              1.85%

Ratio of net investment loss to average net assets
   Before expense reimbursement and waived fees             (4.61)%          (7.47)%          (19.32)%           (23.39)%
   After expense reimbursement and waived fees              (0.83)%          (0.86)%           (0.17)%            (0.72)%

Portfolio turnover rate                                         28%              64%                2%                48%

Average commission rate per share (B)                  $     .0727               --                --                 --


(A)The total returns shown do not include the effect of applicable sales loads.

(B)For fiscal years beginning in 1997,  the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

                    INVESTMENT OBJECTIVE, INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

The investment objective of the Fund is to seek capital appreciation through a diversified portfolio of common stocks and other equity-type securities issued by companies that are components of either the Dow Jones Industrial Average (the "DJIA") or the Pacific Stock Exchange Technology Index (the "Technology Index"). Current income is not a factor in selecting investments for the Fund. Except for periods during which the Advisor deems a temporary defensive strategy to be warranted, the Fund will invest at least 65% of its total assets and may invest up to 100% of its total assets in common stocks and other equity securities of companies included in either the DJIA or the Technology Index. When selecting securities, the Advisor will, except as limited below, be limited only by its best judgment as to what will help achieve the Fund's investment objective. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective and fundamental investment limitations of the Fund may not be altered without the prior approval of a majority, as defined by the Investment Company Act of 1940 (the "1940 Act") of the Fund's shares.

The Fund may invest in all or a number of the 30 stocks in the DJIA, a broad-based price-weighted average of the prices of 30 well-known stocks. The DJIA is composed of 30 common stocks that are chosen by Dow Jones & Company, Inc. ("Dow Jones") as representative of the broad market and American industry. The companies represented on the DJIA are major factors in their industries, and their stocks are widely held by individuals and institutional investors. The inclusion of a stock in the DJIA in no way implies that Dow Jones believes the stock to be an attractive investment.

In addition, the Fund may invest in all or a number of the 100 stocks in the Technology Index. The Technology Index is a broad-based price- weighted average of 100 stocks representing a broad spectrum of companies principally engaged in manufacturing or service-related products within the advanced technology fields. Stocks that are components of either the DJIA or the Technology Index will be carefully reviewed by the Advisor to assess their growth history and intrinsic value. The Advisor will select stocks for the Fund based upon its evaluation of a number of factors, including past growth track record, future growth projections (with emphasis on 12-month projections as well as 3-to-5 year projections), industry timeliness relative to the current economic cycle and intrinsic value of the individual stock under consideration.

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones or the Pacific Stock Exchange. Neither Dow Jones nor the Pacific Stock Exchange makes any representation or warranty, implied or express, to the purchasers of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the DJIA or the Technology Index to track general stock market performance. Neither Dow Jones nor the Pacific Stock Exchange guarantee the accuracy and/or completeness of the DJIA or the Technology Index or any data included therein.

Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of companies included in either the DJIA or the Technology Index. The equity securities in which the Fund may invest include common stock, convertible debentures, preferred stocks and convertible preferred stocks.

The Fund may also invest in debt securities, primarily Investment- Grade Debt Securities (described below). The Fund may, when the Advisor deems a more conservative approach is warranted, invest up to 100% of its assets in high-quality short-term fixed-income securities as a temporary defensive measure, although cash or such short-term debt securities (which are considered as cash equivalents) are normally expected to represent less than 5% of the Fund's net assets. Such short-term debt securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or for temporary defensive purposes. These short-term debt securities include obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements collateralized by these securities. The Fund may engage in substantial short-term trading, which involves significant risk and may be deemed speculative. Such trading will result in a higher portfolio turnover rate. (See "Portfolio Turnover.")

The Fund may also invest as a temporary defensive measure in debt securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These securities include obligations supported by the full faith and credit of the United States, such as U.S. Treasury obligations and the obligations of certain agencies, including the Government National Mortgage Association. The Fund's debt securities may also include government securities that are backed only by: (i) the right of the issuer to borrow from the U.S. Treasury, such as one of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase such securities, such as the Federal National Mortgage Association; or (iii) the credit of the agency or instrumentality itself, such as the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

INVESTMENT GRADE DEBT SECURITIES. Investment Grade Debt Securities are (i) convertible bonds and debentures rated in the four highest categories by any of the nationally recognized statistical rating organizations ("NRSROs"); (ii) commercial paper rated A-2 or higher by

Standard & Poor's Ratings Group; and (iii) unrated short-term debt securities that are determined by the Advisor to be of comparable quality. Bonds rated in the four highest categories by any NRSRO, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds. The Fund will not invest in non-Investment Grade Debt Securities if, after giving effect thereto, more than 5% of the Fund's net assets are held in such securities. The Fund may invest as a temporary defensive measure in bank obligations of domestic banks, foreign branches and foreign subsidiaries of domestic banks, domestic branches of foreign banks, and foreign branches of foreign banks. The Fund will dispose of debt securities whose rating falls below "investment grade" within 90 days, or as soon as possible if the holdings of such non-investment grade debt securities exceeds 5% of net assets.

OPTIONS ON PORTFOLIO SECURITIES AND INDEXES. The Fund may also, subject to certain restrictions, purchase and sell put and call options for hedging purposes (but not for speculation). A put gives the holder (buyer) the right to sell a security to the writer (seller) at a predetermined price (the exercise price) on or before a set date (the expiration date). The buyer pays a premium to the writer for the right to sell the underlying shares at the exercise price instead of at the then prevailing market price. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The writer receives a premium (less a commission) for writing the option. This premium would partially or completely offset any decline in price. The Fund may also purchase or sell put and call stock index options for hedging purposes (but not for speculation). A stock index option generally operates like an option covering specific securities, except that delivery of cash rather than the underlying securities is made. A stock index option obligates the seller (writer) to deliver, and gives the holder (buyer) the right to take delivery of, cash upon exercise of the option in an amount equal to the difference between the exercise settlement value of the underlying index on the day the option is exercised and the exercise price of the option, multiplied by the specified index "multiplier." The stock index will fluctuate based on changes in the market values of the stocks included in the index. The Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its option positions, and such account will include only cash, U.S. Government Securities and other liquid high-grade debt securities.

The Fund's ability to use index options transactions successfully depends upon the degree of correlation between the index on which the option is written and the securities that the Fund owns or the market position that it intends to acquire; the liquidity of the market for options, which cannot be assured; and the Advisor's skill in predicting the movement of stock indices and implementing options transactions in furtherance of the Fund's investment objective. Successful use by the Fund of stock index options will depend primarily on the Advisor's ability to correctly predict movements in the direction of the stock markets. This skill is different from the skills and expertise needed to predict changes in the prices of individual stocks. If the Advisor forecasts incorrectly the movement of interest rates, market values and other economic factors, the Fund would be better off without using this hedging technique. The Fund will write
(sell) stock index options for hedging purposes or to close out positions in stock index options that the Fund has purchased. The Fund may only write (sell) "covered" options. For example, the Fund may cover a call option on a stock index by having a portfolio of securities that approximately correlates with the stock index to which the option relates. Risks associated with options transactions generally, including options on futures discussed below, include possible loss of entire premium and the inability to effect closing transactions at favorable prices. Brokerage commissions associated with buying and selling operations are proportionately higher than those associated with general securities transactions. Additional information concerning the Fund's options transactions and the associated risks is contained in the Statement of Additional Information. Investments in options are subject to certain restrictions. See "Investment Limitations."

FUTURES TRANSACTIONS. The Fund may also, subject to certain restrictions, invest in interest rate futures contracts and index futures contracts for hedging purposes (but not for speculation). Interest rate futures contracts are contracts for the future delivery of debt securities, such as U.S. Treasury bonds, U.S. Treasury bills, U.S. Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit. Index futures contracts are contracts in which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contact was originally written. The Fund may also write call options and purchase put options on interest rate and index futures contracts and enter into closing transactions with respect to these options. These investment practices involve risks that are different in some respects from the investment risks associated with similar funds that do not engage in these activities. The correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may fail due to unexpected market behavior or interest rate trends. Because of low margin deposits required, futures trading involves an extremely high degree of leverage. A relatively small price movement in futures contracts may result in immediate and substantial gain or loss to the investor. Therefore, a purchase or sale of a futures contract may result in gains or losses in excess of the amount initially invested in the futures contract. Since most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day, the Fund may not be able to close a futures contract at a favorable price. Investments in futures are subject to certain restrictions. See "Investment Limitations."

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 5% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT COMPANIES. In order to achieve its investment objective, the Fund may invest in the securities of open-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Advisor will waive its advisory fee for that portion of the Fund's assets invested in other investment companies, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

The Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

SHORT SELLING "AGAINST THE BOX." The Fund may engage in short selling "against the box" for hedging purposes (but not for speculation). This involves a "short" sale (i.e., the sale of securities borrowed from another person) in anticipation of a decline in the market price for such securities, while at the same time the short seller also owns the same securities. The owned securities are left untouched and thus if their price rises the short seller is able to cover his borrowed position without buying at the higher price. As a hedging device, short selling against the box also limits the risk of a decline in value for the owned securities, since any loss in value would be offset by a profit on the short sale.

LENDING OF SECURITIES. The Fund may lend its investment securities to qualified institutional investors for the purpose of realizing income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 30% of the value of the Fund's securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. See "Additional Investment Limitations" in the Statement of Additional Information.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that a major portion of the Fund's portfolio is invested in equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The U.S. stock market tends to be cyclical with periods when stock prices generally rise and periods when prices generally decline. The Fund may invest in small and medium-capitalization stocks contained in the Technology Index. Small-capitalization stocks are generally classified as having an aggregate market value of between $30 million and $500 million, while medium-capitalization stocks are classified as having an aggregate market value of between $500 million and $1 billion. Historically, medium and small-market capitalization stocks have been more volatile in price than the large-capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small and medium-sized companies to changing economic conditions. Besides exhibiting greater volatility, small and medium company stocks may, to a degree, fluctuate independently of larger company stocks. Small and medium company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

The Fund is also subject to "industry risk," which is the possibility that a particular group of related stocks will decline in price due to industry-specific developments. The industry-specific risks of the Fund are that the earnings prospects of technology companies, which are components of the Technology Index, may be particularly uncertain or volatile. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a small management group. The products and services offered by technology companies may not prove to be commercially successful or may be rendered obsolete by advances in science and technology. Hence, technology-related stocks may exhibit relatively high price volatility and a high degree of risk.

PORTFOLIO TURNOVER. The Fund may engage in substantial short-term trading in order to take advantage of new investment opportunities. The Fund's annual portfolio turnover generally is not expected to exceed 200%. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. Such turnover rate is likely to increase in the future, particularly when the Fund reaches the appropriate size to utilize the more involved hedging strategies described above. The portfolio turnover of the Fund for the fiscal year ended February 28, 1997 was 28%.

BORROWING. The Fund may borrow from a bank up to 5% of its total assets, but only for temporary or emergency purposes. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. This requirement must be met unless the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain investment limitations. The Fund will not:
(1) borrow money, except from banks for temporary or emergency purposes, and not for investment leveraging, provided that borrowing in the aggregate may not exceed 5% of the value of its total assets (including the amount borrowed) at the time of such borrowing; (2) invest more than 5% of its net assets in restricted securities, illiquid securities, or other securities without readily available market quotations; (3) purchase securities, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with its predecessors, of less than three years continuous operation, if immediately after such purchase more than 5% of the value of its total assets would be invested in such securities; (4) with respect to 75% of the Fund's total assets, purchase any securities, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer, or more than 10% of the outstanding securities of one issuer would be owned by the Fund (for this purpose all indebtedness of an issuer shall be deemed a single class of security); (5) purchase or sell put or call options on stocks if the total of such investments exceeds 5% of its total assets and the aggregate value of the underlying stock exceeds 25% of the Fund's total assets; and (6) enter into futures contracts or related options if more than 30% of its total assets would be represented by futures contracts or more than 5% of its total assets would be committed to initial margins and premiums on futures and related options. These investment limitations are deemed fundamental, that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees determines that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in its Prospectus. Any limitation that is not specified in the Fund's Prospectus or Statement of Additional Information as being fundamental is nonfundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                             HOW TO PURCHASE SHARES

Assistance in opening accounts may be obtained from the Administrator by calling 1-800-326-6580, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased for your account may be made through the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the next determined public offering price (net asset value plus any applicable sales charge) after your order is received by the Fund in proper form as indicated herein. The minimum initial investment in the Fund is $2,500 ($2,000 for IRAs). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order, prior to 4:00 p.m., Eastern time, will purchase shares at the next determined public offering price on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the public offering price determined on the next business day. Broker-dealers are responsible for transmitting properly completed orders so that they will be received by 4:00 p.m., Eastern time.

Under certain circumstances, the Advisor, in its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for more information on purchases in kind.

Due to Internal Revenue Service ("IRS") regulations, the Fund is required to, and will, withhold taxes on all distributions and redemption proceeds without social security or tax identification numbers, if the number is not delivered to the Fund within 60 days. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Amelia Earhart: Eagle Equity Fund, and mail it to:

                                 Amelia Earhart: Eagle Equity Fund
                                 c/o Shareholder Services
                                 P.O. Box 5354
                                 Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-326-6580, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                             The Fifth Third Bank
                                 ABA# 04200314
                    For Maplewood Investment Trust #999-36756
                    For the Amelia Earhart: Eagle Equity Fund
                      (Shareholder name and account number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above. Investors should be aware that some banks may impose a wire service fee.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. Before making additional investments by bank wire, please call the Fund at 1-800-326-6580 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at net asset value or the public offering price, whichever is applicable, on or about the fifteenth day and/or the last business day of the month. Shareholders may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

CHOOSING BETWEEN CLASSES OF SHARES. Class A shares are sold at net asset value plus the applicable front-end sales charge. This front-end sales charge may be reduced or eliminated in some cases. Class A shares are subject to 12b-1 fees at an annual rate not to exceed .25% of the average daily net assets of such shares. Class B shares are sold at net asset value but may be subject to a contingent deferred sales charge. A deferred sales charge is imposed if Class B shares are redeemed within five years of initial purchase. The deferred sales charge imposed upon the redemption of Class B shares decreases over time. Class B shares are subject to 12b-1 fees at an annual rate not to exceed 1% of the average daily net assets of such shares. If the maximum amount of 12b-1 fees for Class A and Class B shares are imposed on such shares, Class B shares will have higher operating expenses and will pay lower dividends than Class A shares of the Fund.

Eight years after the date of purchase, Class B shares will automatically convert to Class A shares. The purpose of the conversion is to relieve the holders of Class B shares of the higher operating expenses charged to Class B shares. The conversion from Class B shares to Class A shares will take place at the net asset value of each class of shares at the time of the conversion. Upon such conversion, an investor would hold Class A shares subject to the operating expenses for Class A shares discussed above. Upon each conversion of Class B shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Class B shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Class A shares.

Classification of shares of the Fund is intended to permit shareholders to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial front-end sales charge or to have the entire purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and higher ongoing distribution fees. Before deciding between Class A and Class B shares of the Fund, an investor should carefully consider the amount and intended length of his investment. Specifically, an investor should consider whether the accumulated distribution fees and the contingent deferred sales charge applicable to Class B shares would be less than the front-end sales charge and accumulated distribution fees applicable to Class A shares purchased at the same time and held for the same period, and the extent to which the difference between those amounts would be offset by the higher returns associated with Class A shares. Because the operating expenses of Class B shares are greater than those of Class A shares, the dividends on Class A shares will be higher than the dividends on

Class B shares. However, since a front-end sales charge is deducted at the time of purchase of Class A shares, not all of the purchase amount will purchase Class A shares. Consequently, the same initial investment will purchase more Class B shares than Class A shares.

Because of reductions in the front-end sales charge for purchases of Class A shares aggregating $100,000 or more, it may be advantageous for investors purchasing large quantities of shares to purchase Class A shares. Similar sales charge reductions are not available with respect to the contingent deferred sales charge imposed in connection with Class B shares. In any event, the Fund will not accept any purchase order for $500,000 or more of Class B shares. In addition, because the accumulated higher operating expenses of Class B shares may eventually exceed the amount of the front-end sales charge and distribution fees associated with Class A shares, investors who intend to hold their shares for an extended period of time should consider purchasing Class A shares.

Investors who would qualify for a reduction in the front-end sales charge for purchases of Class A shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Class B shares notwithstanding the higher operating expenses associated with Class B shares. These higher operating expenses may be offset by any return an investor receives from the additional shares received as a result of not having to pay a front-end sales charge. However, investors should understand that the Fund's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Class B shares. Class B shares will convert into Class A shares automatically after a conversion period of eight years, and thereafter investors will be subject to lower ongoing distribution fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the five year period during which the contingent deferred sales charge will be imposed.

The Advisor currently expects to pay sales commissions to dealers at the time of sale of up to 4.5% of the purchase price of the Class B shares sold by such dealer. An additional 0.5% of the purchase price of such shares will be paid by the Advisor to the Distributor. The Advisor will use its own funds or funds facilitated by the Advisor (which may be borrowed or otherwise financed) to pay such sales commission.
                                 CLASS A SHARES

Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a front-end sales charge as shown in the following table. The Distributor receives the sales charge and may reallow it in the form of dealer discounts as follows:

                                Sales Charge        Dealer
                                as % of:            Reallowance
                                Net       Public    as % of
                               Amount    Offering   Public Offering
Amount of Investment           Invested  Price      Price
--------------------           --------  --------   -----
Less than $100,000               4.71%     4.50%    4.00%
$100,000 but less than $250,000  3.63      3.50     3.00
$250,000 but less than $500,000  2.56      2.50     2.00
$500,000 or more                 None      None     None

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts from the Distributor may reallow all or a portion of such dealer discounts to other dealers or brokers. The dealer discounts shown above apply to all dealers who have agreements with the Distributor.

REDUCED SALES CHARGES FOR CLASS A SHARES. Shareholders may purchase Class A shares at a reduced sales charge or without a sales charge by purchasing shares through one of the methods described below.

RIGHT OF ACCUMULATION. Pursuant to the right of accumulation, shareholders are permitted to purchase Class A shares at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification. The right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTERS OF INTENT. Investors in Class A shares may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows a shareholder to purchase Class A shares of the Fund over a 13 month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. Thus, a letter of intent permits a shareholder to establish a total investment goal to be achieved by any number of purchases over a 13 month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the shareholder to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the shareholder must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the shareholder, the Administrator is authorized by the shareholder to liquidate a sufficient number of shares held by the shareholder to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary), shares equal to at least 5% of the amount indicated in the letter of intent will be held in escrow during the 13 month period (while remaining registered in the name of the shareholder) for this purpose. The value of any shares redeemed or otherwise disposed of by the shareholder prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the shareholder's cost (without a retroactive downward adjustment of the sales charge). The 13 month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Shareholders must notify the Administrator whenever a purchase is being made pursuant to a letter of intent.

Shareholders electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Application contained in this Prospectus or is otherwise available from the Administrator. The letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

REINVESTMENT. Shareholders may reinvest proceeds from a redemption of Class A shares, without a sales charge, in Class A shares of the Fund. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Administrator within 90 days after the effective date of the redemption.

If a shareholder realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If a shareholder realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company that directly or indirectly owns, controls, or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

SALES AT NET ASSET VALUE. The Fund may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Class A shares of the Fund at net asset value if their investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of Class A shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                                CLASS B SHARES

Class B shares are sold at net asset value and are subject to a contingent deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of their date of purchase. Class B shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment. Dealers, however, will receive commissions from the Advisor in connection with sales of Class B shares. These commissions, which will be paid from the Advisor's own funds, may be different than the reallowances paid to dealers in connection with sales of Class A shares.

Proceeds from the contingent deferred sales charge and the distribution fees payable under the Fund's Class B Plan (up to 1% of the Class B shares' average net assets) will be paid to the Advisor and are used in whole or in part by the Advisor to defray the expenses of dealers and sales personnel related to providing distribution- related expenses to the Fund in connection with the sale of Class B shares, such as the payment of commissions to dealers and sales personnel for selling Class B shares. The combination of the contingent deferred sales charge and the ongoing distribution fees facilitates the ability of the Fund to sell the Class B shares without a front-end sales charge. After eight years from their date of purchase, Class B shares will convert automatically into Class A shares of the Fund, which are subject to lower distribution fees.

CONTINGENT DEFERRED SALES CHARGES. A contingent deferred sales charge ("CDSC") applies if a redemption of Class B shares is made during the five years since the purchase of such shares. The charge declines from 5% to zero over a five year period. The CDSC will be deducted from the redemption proceeds and will reduce the amount paid to the redeeming investor. A CDSC will be applied to the lesser of the original purchase price or the current value of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be imposed on shares issued through reinvested dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of initial purchase of Class B shares until the time the shares are redeemed in accordance with the following schedule.

                                           Contingent Deferred Sales
                Years Since Purchase        Charge as a Percentage
                    Payment Made               of Dollar Amount
                --------------------         ------------------
                 First                              5.00%
                 Second                             4.00
                 Third                              3.00
                 Fourth                             2.00
                 Fifth                              1.00
                 Sixth and Thereafter               NONE

In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the five-year period. The charge will not be applied to dollar amounts representing an increase in net asset value since the time of purchase.

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the deferred sales charge because of dividend reinvestment. With respect to the remaining 40 shares, the deferred sales charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3% (the applicable rate in the third year after purchase).

CONTINGENT DEFERRED SALES CHARGE WAIVERS. The Fund offers the following waiver policies, which are designed to eliminate the CDSC when an investor's state of affairs unexpectedly changes or under the other limited circumstances described below. For the waiver to become effective, the investor or investor's estate must meet all the conditions of the waiver policy. Please note that additional documentation may be required depending on the policy requirements.

1. DEATH. The CDSC is waived when death occurs on an individual account if the beneficiary redeems all or part of the investment within one year of death. A letter of instruction to redeem from the estate administrator must accompany a certified certificate of death and a copy of the instrument appointing the administrator. Class B shares transferred to a beneficiary's account retain the same CDSC status as the original account.

Death of fewer than all shareholders in a joint account will not qualify a Class B share redemption for the waiver at any time during the period in which the CDSC applies. The remaining shareholder(s) retain the same CDSC status had the death not occurred.

2. DISABILITY. The CDSC is waived when an individual becomes disabled at any age. Disability is defined using the definition contained in the Internal Revenue Code. A person is generally considered disabled if he cannot do any substantial gainful activity (comparable to what he engaged in prior his disability) because of any physical or mental impairment. A physician must determine that the impairment is expected to continue for a long and indefinite period or to result in death. Qualifying Class B shares must be redeemed within one year of the initial disability. Subsequent disabling events may extend the one year redemption period if the disability is separate and distinct from the initial qualifying disability. The following documentation is required: A letter of instruction to redeem must accompany a copy of Social Security Administration Schedule R or a notarized letter from the shareholder's physician describing the nature of the disability, the date of onset, and a statement that the disability is semi-permanent or expected to result in death.

3. MINIMUM REQUIRED DISTRIBUTIONS. The CDSC is waived in connection with distributions from IRA, 403(b)(7), and qualified employee benefit plan accounts due to a shareholder reaching age 70 1/2.

4. INVOLUNTARY REDEMPTIONS. The CDSC is waived in connection with involuntary redemptions of Class B shares in accounts with low balances as described in "How to Redeem Shares" below.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES. After eight years (the "Conversion Period"), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to lower distribution fees.
Automatic conversion of Class B shares into Class A shares will occur eight years after the purchase of Class B shares (the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales charge or any other fee. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of such shares for federal income tax purposes.

In addition, purchases of Class B shares through the reinvestment of dividends also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less that $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading, less any applicable contingent deferred sales charge for Class B shares. Otherwise, your order will redeem shares on the next business day. There is no charge for redemptions from the Fund other than the contingent deferred sales charge imposed on certain redemptions of Class B shares. You may also redeem your shares through a broker-dealer or other institution which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $2,500 (due to redemptions, exchanges or transfers, but not due to market action) upon 30 days' written notice. If the shareholder brings his account value up to $2,500 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-326-6580, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to the Amelia Earhart: Eagle Equity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)       any required signature guarantees (see "Signature Guarantees");
         and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund at 1-800-326-6580. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-629-2901). The confirmation instructions must include:

     1)  Shareholder name and account number;
     2)  Number of shares or dollar amount to be redeemed;
     3) Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)  Any required signature guarantees (see "Signature Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Proceeds from the redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge imposed on such shares. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($1,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing with the Fund a letter including your new redemption instructions. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Trust, the Administrator, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Administrator, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Administrator do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more at the current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. A shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

The amount of regular periodic payments specified by holders of Class

B shares pursuant to a Systematic Withdrawal Plan will be reduced by any applicable contingent deferred sales charge. Because of the effects of this deferred sales charge, the maintenance of a Systematic Withdrawal Plan may be disadvantageous for holders of Class B shares.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application, and (3) requests for redemptions in excess of $25,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

                              HOW SHARES ARE VALUED

The net asset value of Class B shares and the public offering price (net asset value plus applicable sales charge) of Class A shares of the Fund are determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily. The net asset value of each class of shares will be affected by the expenses accrued and payable by such class. Because certain expenses such as distribution fees are allocated among each class of shares, the net income attributable to and the dividends payable by each class of shares will differ from one another. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Securities in which market quotations are not readily available may be valued on the basis of prices provided by an independent pricing service, when such prices are believed to reflect the fair market value of such securities. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                             MANAGEMENT OF THE FUND

The Fund is a diversified series of Maplewood Investment Trust, a series company (the "Trust"), an investment company organized as a Massachusetts business trust in 1992, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Amelia Earhart Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

The Advisor is controlled by Sandra J. Seligman, Scott J. Seligman and Jill
H. Travis. The Advisor's portfolio manager has been rendering investment counsel, utilizing investment strategies similar to that of the Fund, to other institutions and clients since 1977. The Advisor's address is One Towne Square, 26100 Northwestern Highway, Suite 1913, Southfield, Michigan 48076.

Jill H. Travis, President and Chief Executive Officer of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio and has been managing the Fund since its inception. Ms. Travis also serves as portfolio manager of the Regional Opportunity Fund, another series of the Trust and has been managing that fund since November 1995. Since 1991, Ms. Travis has been a self-employed certified financial planner and business consultant.

Under the Investment Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1% of the average daily net assets of the Fund. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the performance of the Fund.

The Advisor currently intends to waive its investment advisory fees and reimburse the Fund for expenses to the extent necessary to limit total operating expenses (exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 1.90% per annum of Class A shares' average daily net assets and 2.65% per annum of Class B shares' average daily net assets. However, there is no assurance that any voluntary fee waivers or expense reimbursements will continue in the current or future fiscal years, and expenses may therefore exceed 1.90% and 2.65% of the average daily net assets of Class A shares and Class B shares, respectively.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to serve as its transfer agent, dividend paying agent and shareholder service agent. The Administrator is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Fund pays the Administrator a fee for these administrative services at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of the next $50 million of such assets and .1% of such assets in excess of $100 million; provided, however, that the minimum fee is $1,000 per month.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives a monthly fee of $2,000 for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is The Fifth Third Bank. The Custodian's mailing address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income, disperses monies at the Fund's request and maintains records in connection with its duties.

OTHER EXPENSES. The Fund is responsible for the payment of all of its operating expenses. These include the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular class of shares of the Fund will be borne solely by such class.

BROKERAGE. In selecting broker-dealers through which to execute brokerage transactions for the Fund, the Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services, receipt of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

                      DISTRIBUTOR AND DISTRIBUTION PLANS

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), is the national distributor for the Fund under an Underwriting Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.

The Trust has adopted a Distribution Plan for Class A shares of the Fund (the "Class A Plan") and a Distribution Plan for Class B shares of the Fund (the
"Class B Plan") (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of Class A shares or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Class A shares; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. Expenditures by the Fund pursuant to the Class A Plan are accrued based on average daily net assets and may not exceed .25% of the Class A shares' average net assets for each year elapsed subsequent to the adoption of the Class A Plan.

Under the Class B Plan, the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of Class B shares or the servicing of shareholder accounts, including, but not limited to the following:
(i) payments to the Advisor, securities dealers and others for the sale of Class B shares or the servicing of Class B shareholder accounts, including payments used to pay for or finance sales commissions and other fees payable to dealers and others who may sell Class B shares or service accounts of Class B shareholders; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. Expenditures by the Fund pursuant to the Class B Plan are accrued based on average daily net assets and may not exceed 1% of the Class B shares' average net assets for each year elapsed subsequent to the adoption of the Class B Plan. Such expenditures paid as service fees to any person who sells Class B shares of the Fund may not exceed .25% of the average daily net assets of Class B shares; such expenditures paid as distribution fees for distribution-related activities as an asset-based sales charge under the Class B Plan may not exceed .75% of the average daily net assets of Class B shares.

The distribution fees payable under the Class B Plan are designed to permit an investor to purchase Class B shares through dealers without the assessment of a front-end sales charge and at the same time to permit the dealer to compensate its personnel in connection with the sale of Class B shares. In this regard, the purpose and function of the ongoing distribution fees and the deferred sales charge are the same as those of the initial sales charge with respect to the Class A shares in that the distribution fees and the contingent deferred sales charges provide for the financing of the distribution of Class B shares.

In addition to the payments by the Fund pursuant to the Plans for distribution fees, dealers and other service organizations may charge their clients additional fees for account services. Customers who are beneficial owners of shares of the Fund should read this Prospectus in light of the terms and fees governing their accounts with dealers or other service organizations.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached. Expenditures paid as shareholder servicing fees under the Plans which are limited to .25% of average daily net assets of each class are not included in the limit. If in any month the Distributor expends more monies than are immediately payable under the Plans because of the percentage limitations described above (or, due to any expense limitation imposed on the Fund, monies otherwise payable by the Fund to the Distributor under the Plans are rendered uncollectible), the unpaid expenditures may be "carried forward" from month to month until such time, if ever, as they may be paid. In addition, payments to service organizations (which may include the Distributor, the Advisor, and their affiliates) are not tied directly to the organizations' own out-of-pocket expenses and therefore may be used as they elect (including, for example, to defray their overhead expenses).

Amounts accrued by each class under the Plans in one year, but which are not actually paid in that year, may be paid in subsequent years. Amounts not accrued by each class under the Plans during a year may not be carried forward to subsequent years. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. The continuation of the Plans must be approved annually by the Board of Trustees. At least quarterly the Board of Trustees will review a written report of amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

During the fiscal year ended February 28, 1997, Class A shares incurred $1,579 in expenses under the Class A Plan.

                         DIVIDENDS, DISTRIBUTIONS, TAXES
                              AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends, if any, annually and will keep any net short-term or long-term capital gains derived from the sale of securities at the end of its fiscal year. In addition, the Fund may make a supplemental distribution of capital gains annually in December. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF SHARES. The Trust was organized as a Massachusetts business trust on August 12, 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. A description of the authorized series of shares of the Trust and classes of such series is contained in the Statement of Additional Information. Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of two classes of shares (Class A shares and Class B shares) representing equal pro rata interests in the Fund, except the classes bear different sales charges and expenses that reflect the differences in services provided to them.

When issued, the shares of each series of the Trust, including the Fund, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

REPORTING TO SHAREHOLDERS. The Fund will send to its shareholders annual reports which have been audited by the Trust's independent accountants and semiannual reports which are unaudited. In addition, the Administrator will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class B shares. The yield is expected to be higher for Class A shares due to the higher distribution fees imposed on Class B shares.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period, including any contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period. The calculation further assumes the deduction of the current maximum sales load from the initial investment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents a cumulative change in value of an investment in the Fund for various periods.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

AMELIA EARHART: EAGLE EQUITY FUND

Investment Advisor
Amelia Earhart Capital Management, Inc.
One Towne Square
26100 Northwestern Highway, Suite 1913
Southfield, Michigan 48076

Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-543-8721

Distributor
Alpha-Omega Capital Corp.
700 Pete Rose Way
Cincinnati, Ohio 45203

Independent Auditors
KPMG Peat Marwick LLP
201 East Fifth Street
Cincinnati, Ohio  45202

Board of Trustees
Jack E. Brinson
David S. Brollier
O. James Peterson III
Christopher J. Smith




No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                        AMELIA EARHART:EAGLE EQUITY FUND

                   Supplement to Prospectus dated July 1, 1997

The Prospectus dated July 1, 1997 of the Amelia Earhart: Eagle Equity Fund ("the Fund") is amended to add the following:

Class B Shares of the Fund will not be available for purchase in your State until further notice from the Fund. Until such time, investors desiring to invest in the Fund should purchase Class A Shares.

Please contact the Advisor at (810)351-4856 to determine if B Shares are available in your state.

AMELIA EARHART: EAGLE EQUITY FUND
ACCOUNT APPLICATION (check appropriate share class)

-- Class A Shares (W7)                   $__________________

Please mail account application to:
Amelia Earhart: Eagle Equity Fund
Shareholder Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354


ACCOUNT NO._______________________
          (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:_______________________
                                         Home Office Address:_____________
                                         Branch Address:__________________
                                         Rep Name & No.:__________________
                                         Rep Signature:___________________
----------------------------------------------------------------------------
Initial Investment of $____________ ($2,500 minimum, $2,000 minimum for IRAs)

o  Check or draft enclosed payable to the Amelia Earhart: Eagle Equity Fund.

o  Bank Wire From:___________________________________________________



ACCOUNT NAME                              S.S.#/TAX I.D.#

_____________________________________     ____________________________
Name of Individual, Corporation,          (In case of custodial account
Organization, or Minor, etc.               please list minor's S.S.#)

_____________________________________     Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                o  Other________

ADDRESS                                  PHONE

_____________________________________     (       )_____________________
Street or P.O. Box                        Business Phone

_____________________________________     (       )_____________________
City                 State       Zip      Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other

Occupation and Employer Name/Address____________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
----------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends;
  or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
---------------------------------------------------------------------------
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of the Amelia Earhart: Eagle Equity Fund.

ACCOUNT NUMBER/NAME                       ACCOUNT NUMBER/NAME

______________________________________    _________________________________

______________________________________    _________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o  I agree to the Letter of Intent in the current Prospectus of the Amelia
   Earhart: Eagle Equity Fund. Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the Fund at least equal to (check appropriate box):

               o $100,000  o  $250,000  o $500,000
---------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., the Amelia Earhart: Eagle Equity Fund, Alpha-Omega Capital Corp., Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Fund, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Fund or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_______________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.

_______________________________________________________________
Signature of Joint Owner, if Any

_______________________________________________________________
Title of Corporate Officer, Trustee, etc.

_______________________________________________________________
Date

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE
RESOLUTION FORM ON THE REVERSE SIDE.
UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.
- ---------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of the Amelia Earhart: Eagle Equity Fund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.
The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_____________ per month in the Amelia Earhart: Eagle Equity Fund.

ABA Routing Number_____________________

FI Account Number______________________

o  Checking Account  o  Savings Account

_______________________________________
Name of Financial Institution (FI)

_______________________________________
City                           State

X______________________________________  X_________________________________
(Signature of Depositor EXACTLY as        (Signature of Joint Tenant -
it appears on FI Records)                 if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

Please make my automatic investment on:
o  the last business day of each month
o  the 15th day of each month
o  both the 15th and last business day

INDEMNIFICATION TO DEPOSITOR'S BANK
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Amelia Earhart: Eagle Equity Fund, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
- ---------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw  $_________________________from my mutual fund account beginning the last business day of the month of
_____________________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and
               12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:___________________________.

Please Select Payment Method (Check One):

o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE

___________________________________________________________________________
Bank Name                                Bank Address

___________________________________________________________________________
Bank ABA#                                Account #           Account Name

O SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________

Please send to:___________________________________________________________
               Street address             City              State     Zip
- ---------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Amelia Earhart: Eagle Equity Fund (the Fund) and that

__________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


__________________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of___________________________
                                              (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ____________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

NAME                                     TITLE

______________________________________   _________________________________

______________________________________   _________________________________

______________________________________   _________________________________

Witness my hand and seal of the corporation or organization this______________________day of________________________________, 19_______

______________________________________   _________________________________
*Secretary-Clerk                         Other Authorized Officer (if
                                         required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                                      PROSPECTUS
                                                      July 1, 1997

                                       THE
                                  CAROLINASFUND
-------------------------------------------------------------------------------
The investment objective of The CarolinasFund is to provide long-term capital growth by investing primarily in common stocks of publicly-traded companies headquartered in North and South Carolina. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

The Fund offers two classes of shares: Investor Shares, which are sold subject to a maximum 3.5% sales charge and a 12b-1 distribution fee of up to .50% of average daily net assets, and Institutional Shares, which are not subject to a sales charge or a 12b-1 distribution fee, but are available only to institutional investors. Such institutions include banks and trust companies, savings institutions, corporations, investment bankers and brokers, insurance companies, pension funds, employee benefit plans and educational, religious and charitable institutions.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               INVESTMENT ADVISOR

                         Morehead Capital Advisors, LLC
                               1712 East Boulevard
                         Charlotte, North Carolina 28203

The CarolinasFund (the "Fund") is a diversified, open-end series of Maplewood Investment Trust, a series company (the "Trust"), a registered management investment company. This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference.

A Statement of Additional Information, dated July 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-934-1012. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

 TABLE OF CONTENTS
PROSPECTUS SUMMARY.........................................................
SYNOPSIS OF COSTS AND EXPENSES.............................................
FINANCIAL HIGHLIGHTS.......................................................
INVESTMENT OBJECTIVE, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS..................................................
HOW TO PURCHASE SHARES.....................................................
HOW TO REDEEM SHARES.......................................................
HOW SHARES ARE VALUED......................................................
MANAGEMENT OF THE FUND.....................................................
DISTRIBUTOR AND DISTRIBUTION PLAN..........................................
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION......................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

THE FUND. The CarolinasFund (the "Fund") is a diversified, open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to provide long-term capital growth. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objective, the Fund will invest primarily in common stocks of publicly-traded companies headquartered in North and South Carolina. Realization of current income is not a significant investment consideration and any income realized will be incidental to the Fund's objective. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. Morehead Capital Advisors LLC (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 1% of the average daily net assets of the Fund. (See "Management of the Fund.")

PURCHASE OF SHARES. Two classes of shares of the Fund are offered in this Prospectus - Investor Shares and Institutional Shares. Investor Shares are offered to the general public at net asset value plus a maximum 3.5% sales charge and are subject to 12b-1 distribution fees of up to .50% of average daily net assets. Investor Shares may be purchased at reduced sales charges or with no sales charge through purchases described in "How to Purchase Shares" in this Prospectus. Institutional Shares are offered to institutional investors at net asset value without a sales charge and are not subject to 12b-1 distribution fees. The minimum initial investment for each class of shares is $2,500 ($1,000 for IRA accounts). (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits written authorization may redeem shares by telephone. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income and net capital gains, if any, of the Fund are distributed annually. Shareholders may elect to receive dividends and distributions in cash or the dividends and distributions may be reinvested in additional Fund shares. (see "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of Maplewood Investment Trust, a series company (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

DISTRIBUTOR. Alpha-Omega Capital Corp. (the "Distributor") serves as the national distributor of shares of the Fund. For its services, the Distributor receives commissions on the sale of Investor Shares consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. (See "Distributor and Distribution Plan.")

                         SYNOPSIS OF COSTS AND EXPENSES

                                                    Investor     Institutional
                                                     Shares       Shares
Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on Purchases
(As a percentage of offering price)                   3.50%        None
Deferred Sales Charge                                  None        None
Sales Charge Imposed on Reinvested Dividends           None        None
Redemption Fee                                         None        None

                                                    Investor     Institutional
                                                     Shares        Shares
Annual Fund Operating Expenses:
(As a percentage of average net assets)
Management Fees After Waivers(1)                       .00%        .00%
12b-1 Fees(2)                                          .41%        None
Other Expenses                                        1.81%        1.73%
                                                      -----        -----
Total Operating Expenses After Waivers
  and Expense Reimbursements(3)                       2.22%        1.73%
                                                      =====        =====

(1) Absent waivers of management fees, such fees would have been 1% for the fiscal year ended February 28, 1997.
(2) Investor Shares may incur 12b-1 fees in an amount up to .50% of Investor Shares' average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(3)           Absent   waivers   of   management    fees   and   expense
              reimbursements by the Advisor, total operating expenses would have been 5.33% and 4.85% for Investor Shares and Institutional Shares, respectively, for the fiscal year ended February 28, 1997.

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:
               Investor Shares       Institutional Shares
               ---------------       --------------------
1  Year               $ 57                        $ 18
3  Years               102                          54
5  Years               150                          94
10 Years               281                         204

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended February 28, 1997. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following audited financial information has been audited by KPMG Peat Marwick LLP, independent accountants, whose report covering the fiscal year ended February 28, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                INVESTOR CLASS
                                       Year          Year         Period
                                      Ended         Ended          Ended
                                    February 28,   February 29,  February 28,
                                       1997           1996         1995(A)
Net asset value at beginning of
 period                               $12.44        $10.54         $10.00
                                      ------        ------         ------

Income from investment operations:
  Net investment income (loss)         (0.02)         0.01           0.04
  Net realized and unrealized
   gains on investments                 0.94          1.95           0.50
                                       ------       --------       -------
  Total from investment
   operations                           0.92          1.96           0.54
                                       ------       --------       -------

Less distributions:
  Dividends from net
     investment income                    --          (0.03)           --
  Distributions from net
   realized gains                          --          (0.03)          --
                                         ------       --------       -----
  Total distributions                      --          (0.06)          --
                                         ------       --------       -----

Net asset value at end of period         $13.36         $12.44       $10.54
                                         ======        ========      ======

Total return(B)                           7.41%          18.59%        5.40%
                                         =======       ========       =======

Net assets at end of period             $2,706,214    $1,897,814     $272,383
                                        ==========    ==========     ========

Ratio of expenses to average net assets
  Before expense reimbursement
   and waived fees                         5.33%         9.45%       37.10%(D)
  After expense reimbursement
   and waived fees                         2.22%         2.17%        2.21%(D)

Ratio of net investment income (loss)
 to average net assets
  Before expense reimbursement
   and waived fees                        (3.31)%       (7.21)%    (32.27)%(D)
   After expense reimbursement
   and waived fees                        (0.20)%         0.06%       2.62%(D)

Portfolio turnover rate                        5%           16%          0%

Average commission rate per share(C)      $0.0600

(A) Represents the period from the commencement of operations (January 3, 1995) through February 28, 1995.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(D)   Annualized.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                INSTITUTIONAL CLASS
                                                Year          Period
                                               Ended           Ended
                                            February 28,    February 29,
                                               1997           1996(A)
Net asset value at beginning of
  period                                      $12.57           $10.72
                                              ------           ------

Income from investment operations:
  Net investment income                         0.01             0.02
  Net realized and unrealized
   gains on investments                         0.97             1.88
                                               ------           ------
Total from investment
  operations                                    0.98             1.90
                                               ------           ------

Less distributions:
  Dividends from net
      investment income                          --              (0.02)
  Distributions from net
   realized gains                                --              (0.03)
                                               ------            -------
  Total distributions                            --               (0.05)
                                               ------            -------

Net asset value at end of period               $13.55            $12.57
                                               ======            ======

Total return(B)                                  7.81%            17.68%
                                               =======           =======

Net assets at end of period                    $735,087         $ 24,576
                                               ========         ========

Ratio of expenses to average net assets
  Before expense reimbursement
   and waived fees                               4.85%           8.40%(D)
   After expense reimbursement
   and waived fees                               1.73%           1.69%(D)

Ratio of net investment income (loss)
  to average net assets
  Before expense reimbursement
   and waived fees                              (2.89)%        (6.07)%(D)
  After expense reimbursement
   and waived fees                                0.22%          0.64%(D)

Portfolio turnover rate                              5%            16%

Average commission rate per share(C)             $0.0600


(A) Represents the period from the commencement of operations (May 22, 1995) through February 29, 1996.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(D)   Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

                    INVESTMENT OBJECTIVE, INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

The investment objective of the Fund is to provide long-term capital growth by investing primarily in common stocks of publicly-traded companies headquartered in North and South Carolina ("Carolina Securities"). Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective and fundamental investment limitations of the Fund may not be altered without the prior approval of a majority, as defined by the Investment Company Act of 1940 (the "1940 Act") of the Fund's shares.

The Advisor believes that the demographic and economic characteristics of North and South Carolina, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the two states have a greater than average potential for capital appreciation.

INVESTMENT SELECTION. Under normal market conditions, not less than 90% of the Fund's total assets will be invested in Carolina Securities. The Advisor will generally focus on common stocks and other equity securities of large companies headquartered in North and South Carolina. The Fund will generally remain fully invested at all times. The Advisor intends to limit portfolio turnover in the Fund, believing that a long-term rather than a short-term selection of investments is preferable.

Under normal market conditions, the Advisor will generally select Carolina Securities from the top 50 publicly-traded companies in North and South Carolina based on market capitalization. Companies will be included in the Fund according to their market capitalization (number of common shares times market price). Using this approach, the number of shares purchased by the Fund in any company, from the largest down, is determined by its market capitalization. This "indexing" approach enables the Fund to limit the percentage of larger companies purchased while "overweighting" the stock of mid and small-cap companies.
Companies may periodically move in and out of the Fund based on changes in market capitalization. The stock allocations in the Fund are adjusted quarterly, which means the amount of securities purchased in each company depends on its performance. Companies may move up, down, or out of the Fund depending on their performance. Stocks are generally purchased for the long-term, using the Advisor's buy and hold strategy.

The equity securities in which the Fund may invest include common stocks, convertible preferred stocks, straight preferred stocks and investment grade convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities other than those acquired in units or attached to other securities. (See "Investment Limitations.")

The Fund's concentration in companies headquartered in North and South Carolina generally will tie the performance of the Fund to the economic environment of the two states and the surrounding area. The economies of the two states are based historically on agriculture and textiles. Today, they also embrace banking, insurance, mortgage, finance, varied service sectors, technology, real estate and manufacturing. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in North and South Carolina will continue in the future. The prices of stocks of smaller companies generally are more volatile than those of larger or more mature companies and they are more likely to be negatively affected by adverse economic or market conditions. Moreover, because of its concentration, the Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in investments by the Fund in a smaller number of industry sectors.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities. Warrants and rights will be excluded for purposes of this calculation. As a temporary defensive measure, however, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes that unusually volatile or unstable economic and market conditions exist. When the Fund assumes a temporary defensive posture, it may invest up to 100% of its net assets in money market instruments. Under normal circumstances, money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in one of the two highest categories from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

REAL ESTATE SECURITIES. The Fund may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that a major portion of the Fund's portfolio consists of common stocks and other equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The Fund may borrow only under certain limited conditions (including to meet redemption requests), but not to purchase securities. Borrowing, if done, would tend to exaggerate the effects of market fluctuations in the Fund's net asset value until repaid. (See "Borrowing.")

PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's annual portfolio turnover generally is not expected to exceed 50%. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended February 28, 1997 was 5%.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain investment limitations. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets. The Fund will not make any investment if borrowings exceed 5% of its total assets; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities;
(4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase foreign securities; (6) purchase or sell commodities, commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases; (7) invest more than 10% of its total assets in the securities of other investment companies; (8) write, purchase, or sell puts, calls, straddles, spreads or combinations thereof, or futures contracts or related options; and (9) invest more than 5% of its net assets in warrants. Investment restrictions (1),(2),(5),(6), (7) and (9) are deemed fundamental, that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees determines that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in its Prospectus. Any limitation that is not specified in the Fund's Prospectus or Statement of Additional Information as being fundamental is nonfundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                             HOW TO PURCHASE SHARES

Assistance in opening accounts may be obtained from the Administrator by calling 1-800-934-1012, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased for your account may be made through the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the public offering price (net asset value plus any applicable sales charge) next determined after your order is received by the Fund in proper form as indicated herein. The minimum initial investment in the Fund is $2,500 ($1,000 for IRAs). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order, prior to 4:00 p.m., Eastern time, will purchase shares at the next determined public offering price on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the public offering price determined on the next business day. Broker-dealers are responsible for transmitting properly completed orders so that they will be received by 4:00 p.m., Eastern time.

Under certain circumstances, the Advisor, in its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for more information on purchases in kind.

Due to Internal Revenue Service ("IRS") regulations, the Fund is required to, and will, withhold taxes on all distributions and redemption proceeds without social security or tax identification numbers, if the number is not delivered to the Fund within 60 days. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The CarolinasFund, and mail it to:

                               The CarolinasFund
                               c/o Shareholder Services
                               P.O. Box 5354
                               Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-934-1012, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                               The Fifth Third Bank
                               ABA# 042000314
                               For Maplewood Investment Trust #999-36756
                               For The CarolinasFund
                               (Shareholder name and account number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above. Investors should be aware that some banks may impose a wire service fee.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the public offering price. Before making additional investments by bank wire, please call the Fund at 1-800-934-1012 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at net asset value or the public offering price, whichever is applicable, on or about the fifteenth day and/or the last business day of the month. The investor may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                      INFORMATION REGARDING INVESTOR SHARES

Investor Shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the following table. The Distributor receives the sales charge and may reallow it in the form of dealer discounts as follows:

                                      Sales Charge        Dealer
                                      As % of:          Reallowance
                                 Net        Public    As % of Public
                                Amount     Offering     Offering
Amount of Investment           Invested     Price       Price
Less than $100,000                 3.63%      3.50%      3.00%
$100,000 but less than $250,000    3.09%      3.00%      2.50%
$250,000 but less than $500,000    2.56%      2.50%      2.00%
$500,000 or more                   None       None       None

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts from the Distributor may reallow all or a portion of such dealer discounts to other dealers or brokers. The dealer discounts shown above apply to all dealers who have agreements with the Distributor.

REDUCED SALES CHARGES FOR INVESTOR SHARES. Shareholders may purchase Investor Shares at a reduced sales charge or without a sales charge by purchasing shares through one of the methods described below.

RIGHT OF ACCUMULATION. Pursuant to the right of accumulation, shareholders are permitted to purchase Investor Shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification. The right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTERS OF INTENT. Shareholders in Investor Shares may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows a shareholder to purchase Investor Shares of the Fund over a 13 month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. Thus, a letter of intent permits a shareholder to establish a total investment goal to be achieved by any number of purchases over a 13 month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the shareholder to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the shareholder must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the shareholder, the Administrator is authorized by the shareholder to liquidate a sufficient number of shares held by the shareholder to pay the amount due. On the initial purchase of shares, if required, (or subsequent purchases, if necessary) shares equal to at least 5% of the amount indicated in the letter of intent will be held in escrow during the 13 month period (while remaining registered in the name of the shareholder) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the shareholder's cost (without a retroactive downward adjustment of the sales charge). The 13 month period would then begin on the date of the first purchase during the 90- day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Shareholders must notify the Administrator whenever a purchase is being made pursuant to a letter of intent.

Shareholders electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Application contained in this Prospectus or is otherwise available from the Administrator. The letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

REINVESTMENT. Shareholders may reinvest proceeds from a redemption of Investor Shares, without a sales charge, in

Investor Shares of the Fund. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Administrator within 90 days after the effective date of the redemption.

If a shareholder realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If a shareholder realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company that directly or indirectly owns, controls, or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

SALES AT NET ASSET VALUE. The Fund may sell Investor Shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Investor Shares of the Fund at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the

DISTRIBUTOR. The public offering price of Investor Shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                            HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. There is no charge for redemptions from the Fund. You may also redeem your shares through a broker-dealer or other institution which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $2,500 (due to redemptions, exchanges or transfers, but not due to market action) upon 30 days' written notice. If the shareholder brings his account value up to $2,500 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-934-1012, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The CarolinasFund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)       any required signature guarantees (see "Signature
         Guarantees"); and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund at 1-800-934- 1012. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-629-2901). The confirmation instructions must include:

     1)  Shareholder name and account number;
     2)  Number of shares or dollar amount to be redeemed;
     3) Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)  Any required signature guarantees (see "Signature
         Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($1,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter with the Fund including your new redemption instructions. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Fund, the Administrator, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Fund or the Administrator, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund or the Administrator do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more at the current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Shareholders may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application, and (3) requests for redemptions in excess of $25,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

                             HOW SHARES ARE VALUED

The net asset value of Institutional Shares and the public offering price (net asset value plus applicable sales charge) of Investor Shares of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily. The net asset value of each class of shares will be affected by the expenses accrued and payable by such class. Because certain expenses such as distribution fees are attributable solely to one class of shares, the net income attributable to and the dividends payable by each class of shares will differ from one another. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Securities in which market quotations are not readily available may be valued on the basis of prices provided by an independent pricing service, when such prices are believed to reflect the fair market value of such securities. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                           MANAGEMENT OF THE FUND

The Fund is a diversified series of Maplewood Investment Trust, a series company (the "Trust"), an investment company organized as a Massachusetts business trust in 1992, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Morehead Capital Advisors, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

The Advisor is controlled by a management group consisting of Robert B. Thompson, Benjamin Richter, Lloyd Richter, J.C. Blucher Ehringhaus III and Richard K. Bryant. The Advisor's address is 1712 East Boulevard, Charlotte, North Carolina 28203.

Robert B. Thompson is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 1996. Mr. Thompson has served as President of the Advisor since 1994. From 1993 until 1995 he was President of Morehead Investment Advisors, a registered broker-dealer, and from 1987 until 1992 he was a Senior Vice President of Barclays Bank of North Carolina.

Under the Investment Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1% of the average daily net assets of the Fund. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the performance of the Fund.

The Advisor currently intends to waive its investment advisory fees and reimburse expenses to the extent necessary to limit total operating expenses
(exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 2.25% of Investor Shares' average daily net assets and 1.75% of Institutional Shares' average daily net assets. However, there is no assurance that any voluntary fee waivers and expense reimbursements will continue in the current or future fiscal years, and expenses may therefore exceed 2.25% and 1.75% of the average daily net assets of Investor Shares and Institutional Shares, respectively.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to serve as its transfer agent, dividend paying agent and shareholder service agent. The Administrator is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Fund pays the Administrator a fee for these administrative services at the annual rate of .15% of the average value of its daily net assets up to $50 million,
 .125% of the next $50 million of such assets and .1% of such assets in excess of $100 million; provided, however, that the minimum fee is $1,000 per month.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives a monthly fee of $2,000 for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is The Fifth Third Bank. The Custodian's mailing address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income, disperses monies at the Fund's request and maintains records in connection with its duties.

OTHER EXPENSES. The Fund is responsible for the payment of all of its operating expenses. These include the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular class of shares of the Fund will be borne solely by such class.

BROKERAGE. In selecting broker-dealers through which to execute brokerage transactions for the Fund, the Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services, receipt of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

                          DISTRIBUTOR AND DISTRIBUTION PLAN

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), is the national distributor for the Fund under an Underwriting Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.

The Trust has adopted a Distribution Plan (the "Plan") for Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on average daily net assets and may not exceed .50% of the Investor Shares' average net assets for each year elapsed subsequent to adoption of the Plan. During the fiscal year ended February 28, 1997, Investor Shares incurred $10,373 in distribution expenses.

Amounts accrued under the Plan in one year but which are not actually paid in that year, may be paid in subsequent years.

Amounts not accrued under the Plan during a year may not be carried forward to subsequent years. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved annually by the Board of Trustees. At least quarterly the Board of Trustees will review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

                         DIVIDENDS, DISTRIBUTIONS, TAXES
                              AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends, if any, annually and will distribute any net short-term or long-term capital gains derived from the sale of securities at the end of its fiscal year. In addition, the Fund may make a supplemental distribution of capital gains annually in December. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF SHARES. The Trust was organized as a Massachusetts business trust on August 12, 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. A description of the authorized series of shares of the Trust and classes of such series is contained in the Statement of Additional Information. Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of two classes of shares (Investor Shares and Institutional Shares) representing equal pro rata interests in the Fund, except the classes bear different expenses that reflect the differences in services provided to them.

When issued, the shares of each series of the Trust, including the Fund, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

REPORTING TO SHAREHOLDERS. The Fund will send to its shareholders annual reports which have been audited by independent accountants and semiannual reports which are unaudited. In addition, the Administrator will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Investor and Institutional Shares. The yield and total return is expected to be higher for Institutional Shares due to the distribution fees imposed on Investor Shares.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the deduction of the current maximum sales load from the initial investment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

THE CAROLINASFUND

Investment Advisor
Morehead Capital Advisors, LLC
1712 East Boulevard
Charlotte, North Carolina  28203

Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-934-1012

Distributor
Alpha-Omega Capital Corp.
700 Pete Rose Way
Cincinnati, OH 45203

Independent Auditors
KPMG Peat Marwick LLP
201 East Fifth Street
Cincinnati, Ohio 45202

Board of Trustees
Jack E. Brinson
David S. Brollier
O. James Peterson III
Christopher J. Smith



No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

THE CAROLINASFUND
ACCOUNT APPLICATION (check appropriate share class)

-- Investor Shares (W2)                   $__________________

-- Institutional Shares (W1)              $__________________

Please mail account application to:
The CarolinasFund
Shareholder Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354


ACCOUNT NO._______________________
          (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:_______________________
                                         Home Office Address:_____________
                                         Branch Address:__________________
                                         Rep Name & No.:__________________
                                         Rep Signature:___________________
----------------------------------------------------------------------------
Initial Investment of $____________ ($2,500 minimum, $1,000 minimum for IRAs)

o  Check or draft enclosed payable to The CarolinasFund.

o  Bank Wire From:___________________________________________________

ACCOUNT NAME                              S.S. #/TAX I.D.#

_____________________________________     ____________________________
Name of Individual, Corporation,          (In case of custodial account
Organization, or Minor, etc.               please list minor's S.S.#)

_____________________________________     Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                o  Other________

ADDRESS                                  PHONE

_____________________________________     (       )_____________________
Street or P.O. Box                        Business Phone

_____________________________________     (       )_____________________
City                 State       Zip      Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other

Occupation and Employer Name/Address____________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
----------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends;
  or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
---------------------------------------------------------------------------
REDUCED SALES CHARGES (INVESTOR SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of The CarolinasFund.

ACCOUNT NUMBER/NAME                       ACCOUNT NUMBER/NAME

______________________________________    _________________________________

______________________________________    _________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of The CarolinasFund. Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the Fund at least equal to (check appropriate box):

               o $100,000  o  $250,000  o $500,000
---------------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., The CarolinasFund,
Alpha-Omega Capital Corp., Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Fund, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Fund or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_______________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.

_______________________________________________________________
Signature of Joint Owner, if Any

_______________________________________________________________
Title of Corporate Officer, Trustee, etc.

_______________________________________________________________
Date

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE RESOLUTION FORM ON THE REVERSE SIDE.
UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.
- ---------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of The CarolinasFund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_____________ per month in The CarolinasFund.

ABA Routing Number_____________________

FI Account Number______________________

o  Checking Account  o  Savings Account

_______________________________________
Name of Financial Institution (FI)

_______________________________________
City                           State

X______________________________________  X_________________________________
(Signature of Depositor EXACTLY as        (Signature of Joint Tenant -
it appears on FI Records)                 if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

Please make my automatic investment on:
o  the last business day of each month
o  the 15th day of each month
o  both the 15th and last business day

INDEMNIFICATION TO DEPOSITOR'S BANK
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to The CarolinasFund, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
- ---------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw  $_________________________from my mutual fund account beginning the last business day of the month of
_____________________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and
               12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:___________________________.

Please Select Payment Method (Check One):

o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE

___________________________________________________________________________
Bank Name                                Bank Address

___________________________________________________________________________
Bank ABA#                                Account #           Account Name

O SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________

Please send to:___________________________________________________________
               Street address             City              State     Zip
- ---------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of The CarolinasFund (the Fund) and that

__________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


__________________________________________________________________________
                      (Name of Organization)

incorporated or formed under the laws of___________________________
                                              (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ____________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

NAME                                     TITLE

______________________________________   _________________________________

______________________________________   _________________________________

______________________________________   _________________________________

Witness my hand and seal of the corporation or organization this______________________day of________________________________, 19_______

______________________________________   _________________________________
*Secretary-Clerk                         Other Authorized Officer (if
                                         required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                                      PROSPECTUS
                                                      July 1, 1997

                          MISSISSIPPI OPPORTUNITY FUND
-------------------------------------------------------------------------------
The investment objective of the Mississippi Opportunity Fund is to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

The Fund offers two classes of shares: Class A shares, sold subject to a maximum 3.5% sales charge and a 12b-1 distribution fee of up to .50% of average daily net assets, and Class C shares, sold without a sales charge and subject to a 12b-1 distribution fee of up to 1% of average daily net assets.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               INVESTMENT ADVISOR

                          Vector Money Management, Inc.
                           4266 I-55 North, Suite 102
                           Jackson, Mississippi 39211

The Mississippi Opportunity Fund (the "Fund") is a non-diversified, open-end series of Maplewood Investment Trust, a series company, a registered management investment company. This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference.

A Statement of Additional Information, dated July 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-580-4820. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

                              TABLE OF CONTENTS
PROSPECTUS SUMMARY ............................................................
SYNOPSIS OF COSTS AND EXPENSES.................................................
FINANCIAL HIGHLIGHTS...........................................................
INVESTMENT OBJECTIVE, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS......................................................
HOW TO PURCHASE SHARES.........................................................
HOW TO REDEEM SHARES...........................................................
HOW SHARES ARE VALUED.........................................................
MANAGEMENT OF THE FUND........................................................
DISTRIBUTOR AND DISTRIBUTION PLANS............................................
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION ........................

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

THE FUND. The Mississippi Opportunity Fund (the "Fund") is a non-diversified, open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to provide long-term capital growth. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objective, the Fund will invest primarily in the common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state. Realization of current income is not a significant investment consideration and any income realized will be incidental to the Fund's objective. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. Vector Money Management, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of .875% of the average daily net assets of the Fund.
(See "Management of the Fund.")

PURCHASE OF SHARES. Two classes of shares of the Fund are offered in this Prospectus - Class A and Class C shares. Class A shares are offered at net asset value plus a maximum 3.5% sales charge and are subject to 12b-1 distribution fees of up to .50% of average daily net assets. Class A shares may be purchased at reduced sales charges or with no sales charge through purchases described in "How to Purchase Shares" in this Prospectus. Class C shares are offered at net asset value without a sales charge but are subject to 12b-1 distribution fees of up to 1% of average daily net assets. The minimum initial investment for each class of shares is $2,000 ($1,000 for IRA accounts). (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits written authorization may redeem shares by telephone. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income and net capital gains, if any, of the Fund are distributed annually. Shareholders may elect to receive dividends and distributions in cash or the dividends and distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of Maplewood Investment Trust, a series company (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

DISTRIBUTOR. Alpha-Omega Capital Corp. (the "Distributor") serves as the national distributor of shares of the Fund. For its services, the Distributor receives commissions on the sale of Class A shares consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. (See "Distributor and Distribution Plans.")

                         SYNOPSIS OF COSTS AND EXPENSES

                                                       Class A     Class C
                                                        Shares      Shares
Shareholder Transaction Expenses:                      --------    --------
Maximum Sales Charge Imposed on Purchases
(As a percentage of offering price)                     3.50%       None
Deferred Sales Charge                                   None        None
Sales Charge Imposed on Reinvested Dividend             None        None
Redemption Fee                                          None        None

                                                      Class A     Class C
                                                      Shares      Shares
                                                      -------     -------
Annual Fund Operating Expenses:
(As a percentage of average net assets)
Management Fees After Waivers(1)                          .00%      .00%
12b-1 Fees(2)                                             .50%     1.00%
Other Expenses                                           1.61%     1.61%
                                                         -----     -----
Total Operating Expenses After Waivers
  and Expense Reimbursements(3)                          2.11%     2.61%
                                                         =====     =====

(1) Absent waivers of management fees. Such fees would have been .875% for the fiscal year ended February 28, 1997.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(3) Absent waivers of management fees and expense reimbursements by the Advisor, total operating expenses would have been 5.29% and 5.79% for Class A shares and Class C shares, respectively, for the fiscal year ended February 28, 1997.

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:
               Class A Shares       Class C Shares
               --------------       --------------
1  Year               $ 56                 $ 26
3  Years                99                   81
5  Years               144                  139
10 Years               271                  294

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended February 28, 1997. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following audited financial information has been audited by KPMG Peat Marwick LLP, independent accountants, whose report covering the fiscal year ended February 28, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                 CLASS A                            CLASS C

                                                            Year        Period               Year         Period
                                                           Ended         Ended               Ended         Ended
                                                         February 28,  February 29,       February 28,  February 29,
                                                            1997         1996(A)             1997          1996(A)
                                                         ---------     ----------         ------------   -----------

Net asset value at beginning of period                   $11.22         $ 10.00             $11.17           10.00
                                                         ------         -------             ------           ------
Income from investment operations:
   Net investment loss                                    (0.10)          (0.03)             (0.16)           (0.05)
   Net realized and unrealized gains
      on investments                                       0.76            1.27               0.76             1.24
                                                           ----            -----              -----            ----
Total from investment operations                           0.66            1.24               0.60             1.19
                                                           ----            -----              -----            ----
Less distributions from net realized gains                (0.10)          (0.02)             (0.10)           (0.02)
                                                          ------          ------             ------           ------
Net asset value at end of period                         $11.78         $ 11.22             $ 11.67          $11.17
                                                         =======        ========            ========         ========
Total return(B)                                            5.92%          12.41%              5.37%           11.86%

Net assets at end of period                          $1,813,797         $1,448,527          $ 685,191        $ 514,090
                                                     ==========         ==========          =========        =========
Ratio of expenses to average net assets
   Before expense reimbursement and waived fees            5.29%           6.90%(D)           5.79%            7.40%(D)
   After expense reimbursement and waived fees             2.11%           2.12%(D)           2.61%            2.49%(D)

Ratio of net investment loss to average net assets
   Before expense reimbursement and waived fees          (4.08)%           (5.20)%(D)        (4.58)%        (5.60)% (D)
   After expense reimbursement and waived fees           (0.89)%           (0.42)%(D)        (1.40)%        (0.69)% (D)

Portfolio turnover rate                                      15%              7%                15%               7%

Average commission rate per share (C)                    $0.0877              --            $ 0.0877               --

(A)Represents the period from the commencement of operations (April 4, 1995) through February 29, 1996.

(B)The total returns shown do not include the effect of applicable sales loads.

(C)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of invesment securities.

(D)Annualized.



Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

                    INVESTMENT OBJECTIVE, INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

The investment objective of the Fund is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state ("Mississippi Securities"). Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective and fundamental investment limitations of the Fund may not be altered without the prior approval of a majority, as defined by the Investment Company Act of 1940, (the "1940 Act") of the Fund's shares.

The Advisor believes that the demographic and economic characteristics of Mississippi, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the state, or having a significant presence in the area by virtue of having a significant portion of their corporate earnings generated from operations in the state and/or a significant number of employees in the state, have a greater than average potential for capital appreciation. If a company is not headquartered in Mississippi, the Advisor will consider such company as having a "significant presence" in the state if 25% or more of its profits are generated from operations (including plants, offices or a sales force) based in Mississippi, or if such company employs 400 or more in its operations within the State of Mississippi.

INVESTMENT SELECTION. Through fundamental analysis the Advisor will attempt to identify securities and groups of securities with potential for capital appreciation. Under normal market conditions, not less than 75% of the Fund's total assets will be invested in Mississippi Securities. The Advisor will generally focus on common stocks and other equity securities of companies headquartered or having a significant presence in Mississippi. The Fund will generally remain fully invested at all times. The Advisor intends to limit portfolio turnover in the Fund, believing that a long-term rather than a short-term selection of investments is preferable.

The equity securities in which the Fund may invest include common stocks, convertible preferred stocks, straight preferred stocks and convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities other than those acquired in units or attached to other securities. (See "Investment Limitations.")

The Fund's concentration in companies headquartered in or having a significant presence in Mississippi generally will tie the performance of the Fund to the economic environment of the state and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in Mississippi will continue in the future. Moreover, the Fund's portfolio may include securities of smaller companies and companies that are not nationally recognized. The prices of stocks of such companies generally are more volatile than those of larger or more mature companies, their securities are generally less liquid, and they are more likely to be negatively affected by adverse economic or market conditions. Moreover, because of its concentration, the Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in investments by the Fund in a smaller number of industry sectors.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities (with at least 75% of the Fund's total assets invested in Mississippi Securities). Warrants and rights will be excluded for purposes of this calculation. As a temporary defensive measure, however, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities or money market instruments. When the Fund invests in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

U.S. GOVERNMENT SECURITIES.  The Fund may invest a portion of its assets in
U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes that unusually volatile or unstable economic and market conditions exist. When the Fund assumes a temporary defensive posture, it may invest up
                                                         - 7 -
to 100% of its net assets in money market instruments. Under normal circumstances, money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in one of the two highest categories by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT COMPANIES. In order to achieve its investment objective, the Fund may invest in the securities of open-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Advisor will waive its advisory fee for that portion of the Fund's assets invested in other investment companies, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

The Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

REAL ESTATE SECURITIES. The Fund may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security. Additional information on writing covered call options is contained in the Statement of Additional Information.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that a major portion of the Fund's portfolio consists of common stocks and other equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund may borrow only under certain limited conditions (including to meet redemption requests), but not to purchase securities. Borrowing, if done, would tend to exaggerate the effects of market fluctuations in the Fund's net asset value until repaid. (See "Borrowing.")

PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's annual portfolio turnover generally is not expected to exceed 50%. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended February 28, 1997 was 15%.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities are restricted securities, which cannot be resold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain investment limitations. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets (the Fund will not make any investment if borrowings exceed 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities;
(4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase foreign securities; (6) purchase or sell commodities, commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases); (7) invest more than 10% of its total assets in the securities of other investment companies; (8) write, purchase, or sell call or put straddles, spreads or combinations thereof, or futures contracts or related options (but the Fund may write covered call options as described in this Prospectus); and (9) invest more than 5% of its net assets in warrants. Investment restrictions
(1),(2),(5),(6),(7),(8) and (9) are deemed fundamental, that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees determines that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in its Prospectus. Any limitation that is not specified in the Fund's Prospectus or Statement of Additional Information as being fundamental is nonfundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                             HOW TO PURCHASE SHARES

Assistance in opening accounts may be obtained from the Administrator by calling 1-800-580-4820, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the public offering price (net asset value plus any applicable sales charge) next determined after your order is received by the Fund in proper form as indicated herein. The minimum initial investment in the Fund is $2,000 ($1,000 for IRAs). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order, prior to 4:00 p.m., Eastern time, will purchase shares at the next determined public offering price on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the public offering price determined on the next business day. Broker-dealers are responsible for transmitting properly completed orders so that they will be received by 4:00 p.m., Eastern time.

Under certain circumstances, the Advisor, in its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for more information on purchases in kind.

Due to Internal Revenue Service ("IRS") regulations, the Fund is required to, and will, withhold taxes on all distributions and redemption proceeds without social security or tax identification numbers, if the number is not delivered to the Fund within 60 days. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Mississippi Opportunity Fund, and mail it to:

                               Mississippi Opportunity Fund
                               c/o Shareholder Services
                               P.O. Box 5354
                               Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-580-4820, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                               The Fifth Third Bank
                               ABA# 042000314
                               For Maplewood Investment Trust #999-36756
                               For Mississippi Opportunity Fund
                               (Shareholder name and account number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above. Investors should be aware that some banks may impose a wire service fee.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. Before making additional investments by bank wire, please call the Fund at 1-800-580-4820 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the net asset value or public offering price, whichever is applicable, on or about the fifteenth day and/or the last business day of the month. A shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                       CHOOSING BETWEEN CLASSES OF SHARES

Shareholders must specify at the time of purchase whether they are purchasing Class A or Class C shares. Shareholders should understand the differences between each class of shares. Class A shares are sold subject to a maximum sales charge of 3.5%, as compared to no sales charge for Class C shares. The sales charge for Class A shares may be reduced or eliminated in some cases. Class A shares bear potential distribution fees of up to .50% of the Class A shares' average daily net assets, as compared to potential distribution fees for Class C shares of up to 1% of the Class C shares' average daily net assets.
See "Distribution Plans."

When deciding between the two classes of shares, an investor should carefully consider the amount and intended length of his or her investment in the Fund. Specifically, an investor should consider whether the accumulated distribution fees applicable to Class C shares would be less than the sales charge and accumulated distribution fees applicable to Class A shares purchased at the same time and held for the same period, and the extent to which the differences between those amounts would be offset by the higher returns associated with Class A shares. Because the operating expenses of Class C shares generally will be greater than those of Class A shares, the dividends on Class A shares will generally be higher than the dividends on Class C shares. However, since the sales charge is deducted at the time of purchase of Class A shares, not all of the purchase amount will purchase Class A shares. Consequently, the same initial investment will purchase more Class C shares than Class A shares.

Because of reductions in the sales charge for purchases of Class A shares aggregating $100,000 or more, it may be advantageous for investors purchasing large quantities of shares to purchase Class A shares. Shareholders who may qualify for an elimination of the sales charge payable for purchases of Class A shares should purchase Class A shares. In addition, because the accumulated higher operating expenses of Class C shares may exceed the amount of the sales charge and distribution fees associated with Class A shares, investors who intend to hold their shares for an extended period of time should consider purchasing Class A shares. Investors who would not qualify for a reduction in or elimination of the sales charge for purchases of Class A shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Class C shares notwithstanding the higher operating expenses associated with Class C shares. These higher operating expenses may be offset by any return an investor receives from the additional Class C shares received as a result of not having to pay a sales charge. However, a shareholder should understand that the Fund's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Class C shares.

                      Information Regarding Class A Shares

Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the following table. The Distributor receives the sales charge and may reallow it in the form of dealer discounts as follows:

                                 Sales      Sales        Dealer
                               Charge As  Charge As    Reallowance as
                              % of Net   % of Public  % of Public
                                Amount     Offering     Offering
Amount of Investment           Invested     Price       Price
Less than $100,000                 3.63%      3.50%      3.00%
$100,000 but less than $250,000    3.09%      3.00%      2.50%
$250,000 but less than $500,000    2.56%      2.50%      2.00%
$500,000 or more                   None       None       None

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts from the Distributor may reallow all or a portion of such dealer discounts to other dealers or brokers. The dealer discounts shown above apply to all dealers who have agreements with the Distributor.

REDUCED SALES CHARGES FOR CLASS A SHARES. A shareholder may purchase Class A shares at a reduced sales charge or without a sales charge by purchasing shares through one of the methods described below.

RIGHT OF ACCUMULATION. Pursuant to the right of accumulation, shareholders are permitted to purchase Class A shares at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. To receive the applicable public offering price pursuant to the right of accumulation, a shareholder must, at the time of purchase, provide sufficient information to permit confirmation of qualification. The right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTERS OF INTENT. Shareholders in Class A shares may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase Class A shares of the Fund over a 13 month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13 month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the shareholder to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the shareholder must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the shareholder, the Administrator is authorized by the shareholder to liquidate a sufficient number of shares held by the shareholder to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary), shares equal to at least 5% of the amount indicated in the letter of intent will be held in escrow during the 13 month period (while remaining registered in the name of the shareholder) for this purpose. The value of any shares redeemed or otherwise disposed of by the shareholder prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the shareholder's cost (without a retroactive downward adjustment of the sales charge). The 13 month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Shareholders must notify the Administrator whenever a purchase is being made pursuant to a letter of intent.

Shareholders electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Application contained in this Prospectus or is otherwise available from the Administrator. The letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

REINVESTMENT. Shareholders may reinvest proceeds from a redemption of Class A shares, without a sales charge, in Class A shares of the Fund. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Administrator within 90 days after the effective date of the redemption.

If a shareholder realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If a shareholder realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company that directly or indirectly owns, controls, or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

SALES AT NET ASSET VALUE. The Fund may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Class A shares of the Fund at net asset value if the investment advisor or financial planner has made arrangement to permit them to do so with the Distributor. The public offering price of Class A shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. There is no charge for redemptions from the Fund. You may also redeem your shares through a broker-dealer or other institution which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $2,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 30 days' written notice. If the shareholder brings his account value up to $2,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-580-4820, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to the Mississippi Opportunity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)       any required signature guarantees (see "Signature Guarantees");
         and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The

Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund at 1-800-580-4820. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-629-2901). The confirmation instructions must include:

     1)  Shareholder name and account number;
     2)  Number of shares or dollar amount to be redeemed;
     3) Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)  Any required signature guarantees (see "Signature Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($1000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter with the Fund including your new redemption instructions. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Fund, the Administrator, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Fund or the Administrator, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund or the Administrator do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more at the current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. A shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholders' bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application, and (3) requests for redemptions in excess of $25,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

                              HOW SHARES ARE VALUED

The net asset value of Class C shares and the public offering price (net asset value plus applicable sales charge) of Class A shares of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily. The net asset value of each class of shares will be affected by the expenses accrued and payable by such class. Because certain expenses such as distribution fees are allocated among each class of shares, the net income attributable to, and the dividends payable by each class of shares will differ from one another. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Securities in which market quotations are not readily available may be valued on the basis of prices provided by an independent pricing service, when such prices are believed to reflect the fair market value of such securities. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                             MANAGEMENT OF THE FUND

The Fund is a non-diversified series of Maplewood Investment Trust, a series company, (the "Trust"), an investment company organized as a Massachusetts business trust in 1992, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Vector Money Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

The Advisor is controlled by Ashby M. Foote III. The Advisor currently serves as investment manager to over $75 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to those of the Fund, to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its inception in 1988. The Advisor's address is 4266 I-55 North, Suite 102, Jackson, Mississippi 39211.

Ashby M. Foote III, President of the Advisor and Vice President of the Fund, is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since the Fund's inception. Mr. Foote has been employed by the Advisor since its inception and previously was a Senior Investment Officer at Sunburst Bank in Jackson, Mississippi.

Under the Investment Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of .875% of the average daily net assets of the Fund. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the performance of the Fund.

The Advisor currently intends to waive its investment advisory fees and reimburse expenses to the extent necessary to limit total operating expenses
(exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 2.125% per annum of Class A shares' average daily net assets and 2.625% per annum of Class C shares' average daily net assets. However, there is no assurance that any voluntary fee waivers and expense reimbursements will continue in the current or future fiscal years, and expenses may therefore exceed 2.125% and 2.625% of the average daily net assets of Class A shares and Class C shares, respectively.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to serve as its transfer agent, dividend paying agent and shareholder service agent. The Administrator is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Fund pays the Administrator a fee for these administrative services at the annual rate of .15% of the average value of its daily net assets up to $50 million,
 .125% of the next $50 million of such assets and .1% of such assets in excess of $100 million.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives a monthly fee of $2,000 for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Trustmark National Bank. The Custodian's mailing address is P.O. Box 291, Jackson, Mississippi 39205. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income, disperses monies at the Fund's request and maintains records in connection with its duties.

OTHER EXPENSES. The Fund is responsible for the payment of all of its operating expenses. These include the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular class of shares of the Fund will be borne solely by such class.

BROKERAGE. In selecting broker-dealers through which to execute brokerage transactions for the Fund, the Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services, receipt of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

                       DISTRIBUTOR AND DISTRIBUTION PLANS

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), is the national distributor for the Fund under an Underwriting Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.

The Trust has adopted a Distribution Plan for Class A shares of the Fund (the "Class A Plan") and a Distribution Plan for Class C shares of the Fund (the
"Class C Plan") (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of shares of the applicable class of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares of the Fund or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Class A Plan are accrued based on average daily net assets and may not exceed .50% of the Class A shares' average net assets for each year elapsed subsequent to the adoption of the Class A Plan. Expenditures by the Fund pursuant to the Class C Plan are accrued based on average daily net assets and may not exceed 1% of the Class C shares' average net assets for each year elapsed subsequent to the adoption of the Class C Plan. Such expenditures paid as service fees to any person who sells Class C shares of the Fund may not exceed .25% of the average daily net assets of Class C shares; such expenditures paid for distribution activities as an asset-based sales charge under the Class C Plan may not exceed .75% of the average daily net assets of Class C shares.

In addition to the payments by the Fund pursuant to the Plans for distribution fees, dealers and other service organizations may charge their clients additional fees for account services. Customers who are beneficial owners of shares of the Fund should read this Prospectus in light of the terms and fees governing their accounts with dealers or other service organizations.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end charge, 12b-1 fees or contingent deferred charge - terminate when a percentage of gross sales is reached. Expenditures paid as shareholder servicing fees under the Plans which are limited to .25% of average daily net assets of each class are not included in the limit. If in any month the Distributor expends more monies than are immediately payable under the Plans because of the percentage limitations described above (or, due to any expense limitation imposed on the Fund, monies otherwise payable by the Fund to the Distributor under the Plans are rendered uncollectible), the unpaid expenditures may be "carried forward" from month to month until such time, if ever, as they may be paid. In addition, payments to service organizations (which may include the Distributor, the Advisor, and their affiliates) are not tied directly to the organizations' own out-of-pocket expenses and therefore may be used as they elect (including, for example, to defray their overhead expenses).

Amounts accrued by each class under the Plans in one year but which are not actually paid in that year, may be paid in subsequent years. Amounts not accrued by each class under the Plans during a year may not be carried forward to subsequent years. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. The continuation of the Plans must be approved annually by the Board of Trustees. At least quarterly the Board of Trustees will review a written report of amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

For the fiscal year ended February 28, 1997, Class A shares and Class C shares of the Fund paid $8,519 and $6,900, respectively, for distribution expenses.

                         DIVIDENDS, DISTRIBUTIONS, TAXES
                              AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends, if any, annually and will distribute any net short-term or long-term capital gains derived from the sale of securities at the end of its fiscal year. In addition, the Fund may make a supplemental distribution of capital gains annually in December. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF SHARES. The Trust was organized as a Massachusetts business trust on August 12, 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. A description of the authorized series of shares of the Trust and classes of such series is contained in the Statement of Additional Information. Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of two classes of shares (Class A shares and Class C shares) representing equal pro rata interests in the Fund, except the classes bear different expenses that reflect the differences in the services provided to them.

When issued, the shares of each series of the Trust, including the Fund, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

As of the date of this Prospectus, Harmon & Co., c/o Trustmark National Bank Trust Department, P.O. Box 291, Jackson, Mississippi owned of record more than 25% of the Class C shares of the Fund. Accordingly, this entity may be deemed to be a "controlling person" of Class C shares of the Fund within the meaning of the 1940 Act.

REPORTING TO SHAREHOLDERS. The Fund will send to its shareholders annual reports which have been audited by the Trust's independent accountants and semiannual reports which are unaudited. In addition, the Administrator will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield is expected to be higher for Class A shares due to the higher distribution fees imposed on Class C shares.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the deduction of the current maximum sales load from the initial investment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

THE MISSISSIPPI OPPORTUNITY FUND

Investment Advisor
Vector Money Management, Inc.
4266 I-55 North, Suite 102
Jackson, Mississippi 39211

Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-580-4820

Distributor
Alpha-Omega Capital Corp.
700 Pete Rose Way
Cincinnati, Ohio 45203

Independent Auditors
KPMG Peat Marwick LLP
201 East Fifth Street
Cincinnati, Ohio 45202

Board of Trustees
Jack E. Brinson
David S. Brollier
O. James Peterson III
Christopher J. Smith




No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

MISSISSIPPI OPPORTUNITY FUND
ACCOUNT APPLICATION (check appropriate share class)

-- Class A Shares (W8)                   $__________________

-- Class C Shares (W9)                   $__________________

Please mail account application to:
Mississippi Opportunity Fund
Shareholder Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354


ACCOUNT NO._______________________
          (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:_______________________
                                         Home Office Address:_____________
                                         Branch Address:__________________
                                         Rep Name & No.:__________________
                                         Rep Signature:___________________
----------------------------------------------------------------------------
Initial Investment of $____________ ($2,000 minimum, $1,000 minimum for IRAs)

o  Check or draft enclosed payable to the Mississippi Opportunity Fund.

o  Bank Wire From:___________________________________________________



ACCOUNT NAME                              S.S. #/TAX I.D.#

_____________________________________     ____________________________
Name of Individual, Corporation,          (In case of custodial account
Organization, or Minor, etc.               please list minor's S.S.#)

_____________________________________     Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                o  Other________

ADDRESS                                  PHONE

_____________________________________     (       )_____________________
Street or P.O. Box                        Business Phone

_____________________________________     (       )_____________________
City                 State       Zip      Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other

Occupation and Employer Name/Address____________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
----------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends;
  or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
---------------------------------------------------------------------------
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of the Mississippi Opportunity Fund.

ACCOUNT NUMBER/NAME                       ACCOUNT NUMBER/NAME

______________________________________    _________________________________

______________________________________    _________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of the Mississippi Opportunity Fund. Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the Fund at least equal to (check appropriate box):

               o $100,000  o  $250,000  o $500,000
---------------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., the Mississippi Opportunity Fund, Alpha-Omega Capital Corp., Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Fund, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Fund or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_______________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.

_______________________________________________________________
Signature of Joint Owner, if Any

_______________________________________________________________
Title of Corporate Officer, Trustee, etc.

_______________________________________________________________
Date

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE
RESOLUTION FORM ON THE REVERSE SIDE.
UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.
- ---------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of the Mississippi Opportunity Fund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.
The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_____________ per month in the Mississippi Opportunity Fund.

ABA Routing Number_____________________

FI Account Number______________________

o  Checking Account  o  Savings Account

_______________________________________
Name of Financial Institution (FI)

_______________________________________
City                           State

X______________________________________  X_________________________________
(Signature of Depositor EXACTLY as        (Signature of Joint Tenant -
it appears on FI Records)                 if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

Please make my automatic investment on:
o  the last business day of each month
o  the 15th day of each month
o  both the 15th and last business day

INDEMNIFICATION TO DEPOSITOR'S BANK
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Mississippi Opportunity Fund, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
- ---------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw  $_________________________from my mutual fund account beginning the last business day of the month of
_____________________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and
               12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:___________________________.

Please Select Payment Method (Check One):

o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE

___________________________________________________________________________
Bank Name                                Bank Address

___________________________________________________________________________
Bank ABA#                                Account #           Account Name

O SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________

Please send to:___________________________________________________________
               Street address             City              State     Zip
- ---------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Mississippi Opportunity Fund (the Fund) and that

__________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


__________________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of___________________________
                                              (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ____________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

NAME                                     TITLE

______________________________________   _________________________________

______________________________________   _________________________________

______________________________________   _________________________________

Witness my hand and seal of the corporation or organization this______________________day of________________________________, 19_______

______________________________________   _________________________________
*Secretary-Clerk                         Other Authorized Officer (if
                                         required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                                                 PROSPECTUS
                                                                 July 1, 1997

                           REGIONAL OPPORTUNITY FUND:
                              OHIO, INDIANA, KENTUCKY
-------------------------------------------------------------------------------
The investment objective of the Regional Opportunity Fund: Ohio Indiana Kentucky (formerly the Greater Cincinnati Fund) is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

The Fund offers two classes of shares: Class A shares, sold subject to a maximum 4% sales charge and a 12b-1 distribution fee of up to .25% of average daily net assets, and Class B shares, sold subject to a maximum 5% contingent deferred sales charge and a 12b-1 distribution fee of up to 1% of average daily net assets.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               INVESTMENT ADVISOR

                             CityFund Advisory, Inc.
                                 P.O. Box 54944
                           Cincinnati, Ohio 45254-0944

The Regional Opportunity Fund (the "Fund") is a non-diversified, open-end series of Maplewood Investment Trust, a series company, a registered management investment company. This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference.

A Statement of Additional Information, dated July 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354. The Fund's telephone number is nationwide, 1-888-289-6465, in Cincinnati 629-2273. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

TABLE OF CONTENTS
PROSPECTUS SUMMARY...................................................
SYNOPSIS OF COSTS AND EXPENSES.......................................
FINANCIAL HIGHLIGHTS.................................................
INVESTMENT OBJECTIVE, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS............................................
HOW TO PURCHASE SHARES...............................................
HOW TO REDEEM SHARES.................................................
HOW SHARES ARE VALUED................................................
MANAGEMENT OF THE FUND...............................................
DISTRIBUTOR AND DISTRIBUTION PLANS. . . . . . . . . . ...............
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS SUMMARY

THE FUND. The Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund") is a non-diversified, open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to provide long-term capital growth. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objective, the Fund will invest primarily in common stocks and other equity securities of publicly-traded companies headquartered in the Cincinnati tri-state region, and those companies having a significant presence in the tri-state region. Realization of current income is not a significant investment consideration and any income realized will be incidental to the Fund's objective. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. CityFund Advisory, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 1.25% of the average daily net assets of the Fund. (See "Management of the Fund.")

PURCHASE OF SHARES. Two classes of shares of the Fund are offered in this Prospectus - Class A and Class B shares. The classification of shares of the Fund permits an investor to choose the method of purchasing shares that the investor believes is most beneficial, given the amount of purchase, the length of time the investor expects to hold the shares, and other relevant circumstances. Class A shares are offered at net asset value plus a maximum 4% front-end sales charge and are subject to 12b-1 distribution fees of up to .25% of average daily net assets. Class B Shares are offered at net asset value and are subject to a maximum 5% contingent deferred sales charge and 12b-1 distribution fees of up to 1% of average daily net assets. The front-end sales charge on Class A shares and the contingent deferred sales charge on Class B shares may be reduced or eliminated as described in this Prospectus. Class B shares will convert to Class A shares after eight years from their date of purchase and will then be subject to the lower distribution fees of Class A shares. The minimum initial investment for each class of shares is $1,000 ($250 for IRA accounts). (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions of Class A shares. Redemptions of Class B shares may be subject to a contingent deferred sales charge as described in this Prospectus. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund, less any applicable contingent deferred sales charge. A shareholder who submits written authorization may redeem shares by telephone. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income and net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and distributions in cash or the dividends and distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of Maplewood Investment Trust, a series company, (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

DISTRIBUTOR. Alpha-Omega Capital Corp. (the "Distributor") serves as the national distributor of shares of the Fund. For its services, the Distributor receives commissions on the sale of Fund shares consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. (See "Distributor and Distribution Plans.")

                         SYNOPSIS OF COSTS AND EXPENSES

                                                       Class A     Class B
                                                        Shares      Shares
Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on Purchases
(As a percentage of offering price)                      4.00%        None
Maximum Contingent Deferred Sales Charge                  None        5.00%
(As a percentage of original purchase price
 or redemption proceeds, whichever is lower)
Sales Charge Imposed on Reinvested Dividends              None         None
Redemption Fee                                            None         None

                                                         Class A     Class B
                                                          Shares      Shares
Annual Fund Operating Expenses:
(As a percentage of average net assets)
Management Fees After Waivers(1)                           .00%        .00%
12b-1 Fees(2)                                              .25%       1.00%
Other Expenses                                            1.70%       1.70%
                                                          -----       -----
Total Operating Expenses After Waivers
  and Expense Reimbursements(3)                           1.95%       2.70%
                                                          =====       =====

(1) Absent waivers of management fees, such fees would have been 1.25% for the fiscal year ended February 28, 1997.
(2) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class B shares may incur 12b-1 fees in an amount up to 1% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(3) Absent waivers of management fees and expense reimbursements by the Advisor, total operating expenses would have been 11.50% and 12.14% for Class A shares and Class B shares, respectively, for the fiscal year ended February 28, 1997.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of the period:

               Class A Shares            Class B Shares
               --------------            --------------
1  Year           $ 59                        $ 77
3  Years            99                         114
5  Years           141                         153
10 Years           258                         285*

You would pay the following expenses on Class B shares on the same $1,000 investment, assuming no redemption at the end of the period:

  Class B Shares

1  Year       $ 27
3  Years        84
5  Years       143
10 Years       285*

* Based on the conversion of Class B shares to Class A shares after eight years.


The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended February 28, 1997, adjusted to reflect the Advisor's current intention to waive its investment advisory fees and reimburse the Fund for expenses to the extent necessary to limit total operating expenses to 1.95% and 2.70% for Class A shares and Class B shares, respectively. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

                           FINANCIAL HIGHLIGHTS

The following audited financial information has been audited by KPMG Peat Marwick LLP, independent accountants, whose report covering the fiscal year ended February 28, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                           CLASS A                            CLASS B
                                                           ------------------------------------------         --------
                                                           Year              Year            Period            Period
                                                           Ended             Ended            Ended             Ended
                                                       February 28,       February 29,      February 28,       February 28,
                                                           1997              1996              1995(A)           1997(B)
                                                       -------------     -------------     ----------------   ----------------

Net asset value at beginning of period                    $  11.11        $  10.00            $ 10.00          $ 10.46
                                                          --------        --------            -------          --------
Income from investment operations:
   Net investment income (loss)                             (0.06)            0.10              0.01            (0.02)
   Net realized and unrealized gains (losses)
      on investments                                         0.76             1.74             (0.01)            1.30
                                                           --------        --------           -------           -------
Total from investment operations                             0.70             1.84              0.00             1.28
                                                           --------        --------           -------           -------
Less distributions:
   Dividends from net investment income                     (0.02)           (0.09)               --               --
   Distributions from net realized gains                    (0.41)           (0.64)               --            (0.41)
                                                           --------         --------          --------          -------
Total distributions                                         (0.43)           (0.73)               --            (0.41)
                                                           --------         --------          --------          -------
Net asset value at end of period                          $  11.38         $  11.11            $  10.00         $ 11.33
                                                        ============       ==========         ==========        ========
Total return (C)                                             6.32%           18.41%             0.00%           12.25%
                                                        =============     ============        ===========       =========
Net assets at end of period                             $ 502,116         $ 759,366           $ 232,998        $ 646,067
                                                        ==============    =============       ============     ===========
Ratio of expenses to average net assets:
   Before expense reimbursement and waived fees             11.50%           18.26%            80.88%(E)        12.14%(E)
   After expense reimbursement and waived fees               2.02%            2.23%             2.05%(E)         2.66%(E)

Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and waived fees           (9.85)%          (15.08)%         (77.35)%(E)      (10.52)% (E)
   After expense reimbursement and waived fees            (0.37)%             0.96%             1.54%(E)      (1.04)% (E)

Portfolio turnover rate                                       39%              108%                0%              39%(E)

Average commission rate per share (D)                  $   0.0630               --                --          $ 0.0630


(A) Represents the period from the commencement of operations (January 3, 1995) through February 28, 1995.

(B) Represents the period from the first public offering to shareholders (July 24, 1996) through
    February 28, 1997.  Class B shares were initially purchased on April 10, 1995 by the Advisor, who subsequently redeemed the initial shares on March 13, 1996.

(C) The total returns shown do not include the effect of applicable sales loads.

(D) For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(E) Annualized.


Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

                    INVESTMENT OBJECTIVE, INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

The investment objective of the Fund is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the Cincinnati tri-state region ("Tri-State Regional Securities"). Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective and fundamental investment limitations of the Fund may not be altered without the prior approval of a majority, as defined by the Investment Company Act of 1940 (the "1940 Act") of the Fund's shares.

The Advisor believes that the demographic and economic characteristics of Greater Cincinnati and the Cincinnati tri-state region, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the Cincinnati tri-state region, or having a significant presence in the region by virtue of having a significant portion of their corporate earnings generated from operations in the region, have a greater than average potential for capital appreciation. For these purposes, the Advisor defines the Cincinnati tri-state region to be Greater Cincinnati and its surrounding area, including all of Ohio, Kentucky and Indiana. If a company is not headquartered in the Cincinnati tri-state region, the Advisor will consider such company as having a "significant presence" in the Cincinnati tri-state region if 50% or more of its profits are generated from operations (including plants, offices or a sales force) based in the region and/or the company employs 500 or more in its operations within the region.

INVESTMENT SELECTION. Through fundamental analysis the Advisor will attempt to identify securities and groups of securities with potential for capital appreciation. Under normal market conditions, not less than 65% of the Fund's total assets will be invested in Tri-State Regional Securities. The Advisor will generally focus on common stocks and other equity securities of large companies headquartered or having a significant presence in the Cincinnati tri-state region that have exhibited a history of ten years or more of increased earnings and/or dividend distribution per share. The Fund will generally remain fully invested at all times. The Advisor intends to limit portfolio turnover in the Fund, believing that a long-term rather than a short-term selection of investments is preferable.

The equity securities in which the Fund may invest include common stocks, convertible preferred stocks, straight preferred stocks and investment grade convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities other than those acquired in units or attached to other securities.
(See "Investment Limitations.")

The Fund's concentration in companies headquartered in or having a significant presence in the Cincinnati tri-state region generally will tie the performance of the Fund to the economic environment of Cincinnati and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in the Cincinnati tri-state region will continue in the future. Moreover, the Fund's portfolio may include securities of smaller companies and companies that are not nationally recognized. The prices of stocks of such companies generally are more volatile than those of larger or more mature companies, their securities are generally less liquid, and they are more likely to be negatively affected by adverse economic or market conditions. Moreover, because of its concentration, the Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in imbalances relative to diversification by industry sector. These limitations may also restrict the Advisor from using certain traditional analytical measures employed to select investments and also exclude some strategies that could offer superior performance or reduce fluctuations in the values of such assets.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities (with at least 65% of the Fund's total assets invested in Tri-State Regional Securities). Warrants and rights will be excluded for purposes of this calculation. As a temporary defensive measure, however, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes that unusually volatile or unstable economic and market conditions exist. When the Fund assumes a temporary defensive posture, it may invest up to 100% of its net assets in money market instruments. Under normal circumstances, money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in one of the two highest categories by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT COMPANIES. In order to achieve its investment objective, the Fund may invest in the securities of open-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Advisor will waive its advisory fee for that portion of the Fund's assets invested in other investment companies, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

The Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

REAL ESTATE SECURITIES. The Fund may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of REITs it may acquire, the Fund does not presently intend to invest more than 5% of its net assets in REITs.

OPTIONS ON PORTFOLIO SECURITIES. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security. Additional information on writing covered call options is contained in the Statement of Additional Information.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that a major portion of the Fund's portfolio consists of common stocks and other equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund may borrow only under certain limited conditions (including to meet redemption requests), but not to purchase securities. Borrowing, if done, would tend to exaggerate the effects of market fluctuations in the Fund's net asset value until repaid. (See "Borrowing").

PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. The Fund's annual portfolio turnover generally is not expected to exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended February 28, 1997 was 39%.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities are restricted securities, which cannot be resold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain investment limitations. The Fund will not:
(1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets (the Fund will not make any investment if borrowings exceed 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities;
(4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase foreign securities; (6) purchase or sell commodities, commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases); (7) invest more than 10% of its total assets in the securities of other investment companies; (8) write, purchase, or sell puts, calls, straddles, spreads or combinations thereof, or futures contracts or related options (but the Fund may write covered call options as described in this Prospectus); and (9) invest more than 5% of its net assets in warrants. Investment restrictions (1),(2),(5),(6),
(7) and (9) are deemed fundamental, that is, they may not be changed without shareholder approval. See

"Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees determines that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in its Prospectus. Any limitation that is not specified in the Fund's Prospectus or Statement of Additional Information as being fundamental is nonfundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                             HOW TO PURCHASE SHARES

Assistance in opening accounts may be obtained from the Administrator by calling nationwide 1-888-289-6465, in Cincinnati 629-2273, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased for your account may be made through the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the public offering price (net asset value plus any applicable sales charge) next determined after your order is received by the Fund in proper form as indicated herein. The minimum initial investment in the Fund is $1,000 ($250 for IRAs). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order, prior to 4:00 p.m., Eastern time, will purchase shares at the next determined public offering price on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the public offering price determined on the next business day. Broker-dealers are responsible for transmitting properly completed orders so that they will be received by 4:00 p.m., Eastern time.

Under certain circumstances, the Advisor, in its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for more information on purchases in kind.

Due to Internal Revenue Service ("IRS") regulations, the Fund is required to, and will, withhold taxes on all distributions and redemption proceeds without social security or tax identification numbers, if the number is not delivered to the Fund within 60 days. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Regional Opportunity Fund, and mail it to:

                                 Regional Opportunity Fund
                                 c/o Shareholder Services
                                 P.O. Box 5354
                                 Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, nationwide 1-888-289-6465, in Cincinnati 629-2273 before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                                 The Fifth Third Bank
                                 ABA# 042000314
                                 For Maplewood Investment Trust #999-36756
                                 For the Regional Opportunity Fund
                                 (Shareholder name and account number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above. Investors should be aware that some banks may impose a wire service fee.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value or public offering price as aforementioned. Before making additional investments by bank wire, please call the Fund, nationwide 1-888-289- 6465, in Cincinnati 629-2273 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at net asset value or the public offering price, whichever is applicable, on or about the fifteenth day and/or the last business day of the month. Shareholders may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

CHOOSING BETWEEN CLASSES OF SHARES. Class A shares are sold at net asset value plus the applicable front-end sales charge. This front-end sales charge may be reduced or eliminated in some cases. Class A shares are subject to 12b-1 fees at an annual rate not to exceed .25% of the average daily net assets of such shares. Class B shares are sold at net asset value but may be subject to a contingent deferred sales charge. A deferred sales charge is imposed if Class B shares are redeemed within five years of initial purchase. The deferred sales charge imposed upon the redemption of Class B shares decreases over time. Class B shares are subject to 12b-1 fees at an annual rate not to exceed 1% of the average daily net assets of such shares. If the maximum amount of 12b-1 fees for Class A and Class B shares are imposed on such shares, Class B shares will have higher operating expenses and will pay lower dividends than Class A shares of the Fund.

Eight years after the date of purchase, Class B shares will automatically convert to Class A shares. The purpose of the conversion is to relieve the holders of Class B shares of the higher operating expenses charged to Class B shares. The conversion from Class B shares to Class A shares will take place at the net asset value of each class of shares at the time of the conversion. Upon such conversion, an investor would hold Class A shares subject to the operating expenses for Class A shares discussed above. Upon each conversion of Class B shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Class B shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Class A shares.

Classification of shares of the Fund is intended to permit each shareholder to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shareholders should determine whether under their particular circumstances it is more advantageous to incur an initial front-end sales charge or to have the entire purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and higher ongoing distribution fees. Before deciding between Class A and Class B shares of the Fund, an investor should carefully consider the amount and intended length of his investment. Specifically, an investor should consider whether the accumulated distribution fees and the contingent deferred sales charge applicable to Class B shares would be less than the front-end sales charge and accumulated distribution fees applicable to Class A shares purchased at the same time and held for the same period, and the extent to which the difference between those amounts would be offset by the higher returns associated with Class A shares. Because the operating expenses of Class B shares are greater than those of Class A shares, the dividends on Class A shares will be higher that the dividends on Class B shares. However, since a front-end sales charge is deducted at the time of purchase of Class A shares, not all of the purchase amount will purchase Class A shares. Consequently, the same initial investment will purchase more Class B shares than Class A shares.

Because of reductions in the front-end sales charge for purchases of Class A shares aggregating $100,000 or more, it may be advantageous for investors purchasing large quantities of shares to purchase Class A shares. Similar sales charge reductions are not available with respect to the contingent deferred sales charge imposed in connection with Class B shares. In any event, the Fund will not accept any purchase order for $250,000 or more of Class B shares. In addition, because the accumulated higher operating expenses of Class B shares may eventually exceed the amount of the front-end sales charge and distribution fees associated with Class A shares, investors who intend to hold their shares for an extended period of time should consider purchasing Class A shares.

Investors who would qualify for a reduction in the front-end sales charge for purchases of Class A shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Class B shares notwithstanding the higher operating expenses associated with Class B shares. These higher operating expenses may be offset by any return an investor receives from the additional shares received as a result of not having to pay a front-end sales charge. However, shareholders should understand that the Fund's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Class B shares. Class B shares will convert into Class A shares automatically after a conversion period of eight years, and thereafter investors will be subject to lower ongoing distribution fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the five year period during which the contingent deferred sales charge will be imposed.

The Advisor currently expects to pay sales commissions to dealers at the time of sale of up to 4.5% of the purchase price of the Class B shares sold by such dealer. An additional 0.5% of the purchase price of such shares will be paid by the Advisor to the Distributor. The Advisor will use its own funds or funds facilitated by the Advisor (which may be borrowed or otherwise financed) to pay such sales commission.
                                 CLASS A SHARES

Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a front-end sales charge as shown in the following table. The Distributor receives the sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                    Sales Charge           Dealer
                                      as % of:           Reallowance
                                    Net       Public       as % of
                                    Amount    Offering   Public Offering
   Amount of Investment             Invested  Price         Price

Less than $100,000                  4.17%     4.00%        3.60%
$100,000 but less than $250,000     3.63      3.50         3.30
$250,000 but less than $500,000     2.56      2.50         2.30
$500,000 but less than $1,000,000   2.04      2.00         1.80
$1,000,000 or more                  None      None         None

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts from the Distributor may reallow all or a portion of such dealer discounts to other dealers or brokers. The dealer discounts shown above apply to all dealers who have agreements with the Distributor.

REDUCED SALES CHARGES FOR CLASS A SHARES. An investor may purchase Class A shares at a reduced sales charge or without a sales charge by purchasing shares through one of the methods described below.

RIGHT OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification. The right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTERS OF INTENT. Shareholders in Class A shares may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows a shareholder to purchase Class A shares of the Fund over a 13 month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. Thus, a letter of intent permits a shareholder to establish a total investment goal to be achieved by any number of purchases over a 13 month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate a shareholder to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the shareholder must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the shareholder, the Administrator is authorized by the shareholder to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary), shares equal to at least 5% of the amount indicated in the letter of intent will be held in escrow during the 13 month period (while remaining registered in the name of the shareholder) for this purpose. The value of any shares redeemed or otherwise disposed of by the shareholder prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the shareholder's cost (without a retroactive downward adjustment of the sales charge). The 13 month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Shareholders must notify the Administrator whenever a purchase is being made pursuant to a letter of intent.

Shareholders electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Application contained in this Prospectus or is otherwise available from the Administrator. The letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

REINVESTMENT. Shareholders may reinvest proceeds from a redemption of Class A shares, without a sales charge, in Class A shares of the Fund. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Administrator within 90 days after the effective date of the redemption.

If a shareholder realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If a shareholder realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company that directly or indirectly owns, controls, or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

SALES AT NET ASSET VALUE. The Fund may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Class A shares of the Fund at net asset value if their investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of Class A shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                                 CLASS B SHARES

Class B shares are sold at net asset value and are subject to a contingent deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of their date of purchase. Class B shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment. Dealers, however, will receive commissions from the Advisor in connection with sales of Class B shares. These commissions, which will be paid from the Advisor's own funds, may be different than the reallowances paid to dealers in connection with sales of Class A shares.

Proceeds from the contingent deferred sales charge and the distribution fees payable under the Fund's Class B Plan (up to 1% of the Class B shares' average net assets) will be paid to the Advisor and are used in whole or in part by the Advisor to defray the expenses of dealers and sales personnel related to providing distribution- related expenses to the Fund in connection with the sale of Class B shares, such as the payment of commissions to dealers and sales personnel for selling Class B shares. The combination of the contingent deferred sales charge and the ongoing distribution fees facilitates the ability of the Fund to sell the Class B shares without a front-end sales charge. After eight years from their date of purchase, Class B shares will convert automatically into Class A shares of the Fund, which are subject to lower distribution fees.

CONTINGENT DEFERRED SALES CHARGE. A contingent deferred sales charge ("CDSC") applies if a redemption of Class B shares is made during the five years since the purchase of such shares. The charge declines from 5% to zero over a five year period. The CDSC will be deducted from the redemption proceeds and will reduce the amount paid to the redeeming investor. A CDSC will be applied to the lesser of the original purchase price or the current value of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be imposed on shares issued through reinvested dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of initial purchase of Class B shares until the time the shares are redeemed in accordance with the following schedule.

                                               Contingent Deferred Sales
                 Years Since Purchase          Charge as a Percentage
                  Payment Made                     of Dollar Amount

                  First                          5.00%
                  Second                         4.00
                  Third                          3.00
                  Fourth                         2.00
                  Fifth                          1.00
                  Sixth and Thereafter           NONE

In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the five-year period. The charge will not be applied to dollar amounts representing an increase in net asset value since the time of purchase.

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the deferred sales charge because of dividend reinvestment. With respect to the remaining 40 shares, the deferred sales charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3% (the applicable rate in the third year after purchase).

CONTINGENT DEFERRED SALES CHARGE WAIVERS. The Fund offers the following waiver policies, which are designed to eliminate the CDSC when a shareholder's state of affairs unexpectedly changes or under the other limited circumstances described below. For the waiver to become effective, the shareholder or shareholder's estate must meet all the conditions of the waiver policy. Please note that additional documentation may be required depending on the policy requirements.

1. Death. The CDSC is waived when death occurs on an individual account if the beneficiary redeems all or part of the investment within one year of death. A letter of instruction to redeem from the estate administrator must accompany a certified certificate of death and a copy of the instrument appointing the administrator. Class B shares transferred to a beneficiary's account retain the same CDSC status as the original account.

Death of fewer than all shareholders in a joint account will not qualify a Class B share redemption for the waiver at any time during the period in which the CDSC applies. The remaining shareholder(s) retain the same CDSC status had the death not occurred.

2. Disability. The CDSC is waived when an individual becomes disabled at any age. Disability is defined using the definition contained in the Internal Revenue Code. A person is generally considered disabled if he cannot do any substantial gainful activity (comparable to what he engaged in prior his disability) because of any physical or mental impairment. A physician must determine that the impairment is expected to continue for a long and indefinite period or to result in death. Qualifying Class B shares must be redeemed within one year of the initial disability. Subsequent disabling events may extend the one year redemption period if the disability is separate and distinct from the initial qualifying disability. The following documentation is required: A letter of instruction to redeem must accompany a copy of Social Security Administration Schedule R or a notarized letter from the shareholder's physician describing the nature of the disability, the date of onset, and a statement that the disability is semi-permanent or expected to result in death.

3. Minimum Required Distributions. The CDSC is waived in connection with distributions from IRA, 403(b)(7), and qualified employee benefit plan accounts due to the shareholders reaching age 70 1/2.

4. Involuntary Redemptions. The CDSC is waived in connection with involuntary redemptions of Class B shares in accounts with low balances as described in "How to Redeem Shares" below.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES. After eight years (the "Conversion Period"), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to lower distribution fees.
Automatic conversion of Class B shares into Class A shares will occur eight years after the purchase of Class B shares (the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales charge or any other fee. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

In addition, purchases of Class B shares through the reinvestment of dividends also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less that $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading, less any applicable contingent deferred sales charge for Class B shares. Otherwise, your order will redeem shares on the next business day. There is no charge for redemptions from the Fund other than the contingent deferred sales charge imposed on certain redemptions of Class B shares. You may also redeem your shares through a broker-dealer or other institution which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 30 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, nationwide 1-888-289-6465, in Cincinnati 629-2273 or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to the Regional Opportunity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)       any required signature guarantees (see "Signature Guarantees");
         and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange

Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund nationwide, 1-888-289-6465, in Cincinnati 629-2273. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-629-2901). The confirmation instructions must include:

     1)  Shareholder name and account number;
     2)  Number of shares or dollar amount to be redeemed;
     3) Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)  Any required signature guarantees (see "Signature Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Proceeds from the redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge imposed on such shares. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($1,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter with the Fund including your new redemption instructions. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Trust, the Administrator, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Administrator, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the

Administrator do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more at the current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

The amount of regular periodic payments specified by holders of Class B shares pursuant to a Systematic Withdrawal Plan will be reduced by any applicable contingent deferred sales charge. Because of the effects of this deferred sales charge, the maintenance of a Systematic Withdrawal Plan may be disadvantageous for holders of Class B shares.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application, and (3) requests for redemptions in excess of $25,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

                              HOW SHARES ARE VALUED

The net asset value of Class B shares and the public offering price (net asset value plus applicable sales charge) of Class A shares of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily. The net asset value of each class of shares will be affected by the expenses accrued and payable by such class. Because certain expenses such as distribution fees are allocated among each class of shares, the net income attributable to and the dividends payable by each class of shares will differ from one another. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Securities in which market quotations are not readily available may be valued on the basis of prices provided by an independent pricing service, when such prices are believed to reflect the fair market value of such securities. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                             MANAGEMENT OF THE FUND

The Fund is a non-diversified series of Maplewood Investment Trust, a series company (the "Trust"), an investment company organized as a Massachusetts business trust in 1992, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, CityFund Advisory, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees. The Advisor's address is P.O. Box 54944, Cincinnati, Ohio 45254-0944. The controlling shareholders of the Advisor are Jasen M. Snelling and Jerry A. Smith.

Jill H. Travis is primarily responsible for the day-to-day management of the Fund's portfolio and has been managing the Fund since November 1995. In addition to being employed by the Advisor, Ms. Travis is President and Chief Executive Officer of Amelia Earhart Capital Management, Inc., an investment advisory firm located in Southfield, Michigan, which serves as investment advisor to the Amelia Earhart: Eagle Equity Fund, another series of the Trust. Ms. Travis currently serves as portfolio manager of the Amelia Earhart: Eagle Equity Fund, a position she has held since that fund's inception in 1993. Since 1991, Ms. Travis has been a self-employed certified financial planner and business consultant.

Under the Investment Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1.25% of the average daily net assets of the Fund. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. The Advisor may periodically voluntarily waive or reduce its advisory fee to increase the performance of the Fund.

The Advisor currently intends to waive its investment advisory fees and reimburse the Fund for expenses to the extent necessary to limit total operating expenses (exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 1.95% per annum of Class A shares' average daily net assets and 2.70% per annum of Class B shares' average daily net assets. However, there is no assurance that any voluntary fee waivers or expense reimbursements will continue in the current or future fiscal years, and expenses may therefore exceed 1.95% and 2.70% of the average daily net assets of Class A shares and Class B shares, respectively.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc. (the "Administrator"), P.O. Box 5354, Cincinnati, Ohio 45201, to serve as its transfer agent, dividend paying agent and shareholder service agent. The Administrator is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Fund pays the Administrator a fee for these administrative services at the annual rate of
 .15% of the average value of its daily net assets up to $50 million, .125% of the next $50 million of such assets and .1% of such assets in excess of $100 million, provided, however, that the minimum fee is $1,000 per month.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives a monthly fee of $2,000 for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is The Fifth Third Bank. The Custodian's mailing address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income, disperses monies at the Fund's request and maintains records in connection with its duties.

OTHER EXPENSES. The Fund is responsible for the payment of all of its operating expenses. These include the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular class of shares of the Fund will be borne solely by such class.

BROKERAGE. In selecting broker-dealers through which to execute brokerage transactions for the Fund, the Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services, receipt of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

                      DISTRIBUTOR AND DISTRIBUTION PLANS

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), is the national distributor for the Fund under an Underwriting Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.

The Trust has adopted a Distribution Plan for Class A shares of the Fund (the "Class A Plan") and a Distribution Plan for Class B shares of the Fund (the
"Class B Plan") (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of Class A shares or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Class A shares; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. Expenditures by the Fund pursuant to the Class A Plan are accrued based on average daily net assets and may not exceed .25% of the Class A shares' average net assets for each year elapsed subsequent to the adoption of the Class A Plan.

Under the Class B Plan, the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of Class B shares or the servicing of shareholder accounts, including, but not limited to the following:
(i) payments to the Advisor, securities dealers and others for the sale of Class B shares or the servicing of Class B shareholder accounts, including payments used to pay for or finance sales commissions and other fees payable to dealers and others who may sell Class B shares or service accounts of Class B shareholders; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. Expenditures by the Fund pursuant to the Class B Plan are accrued based on average daily net assets and may not exceed 1% of the Class B shares' average net assets for each year elapsed subsequent to the adoption of the Class B Plan. Such expenditures paid as service fees to any person who sells Class B shares of the Fund may not exceed .25% of the average daily net assets of Class B shares; such expenditures paid as distribution fees for distribution-related activities as an asset-based sales charge under the Class B Plan may not exceed .75% of the average daily net assets of Class B shares.

The distribution fees payable under the Class B Plan are designed to permit an investor to purchase Class B shares through dealers without the assessment of a front-end sales charge and at the same time to permit the dealer to compensate its personnel in connection with the sale of Class B shares. In this regard, the purpose and function of the ongoing distribution fees and the deferred sales charge are the same as those of the initial sales charge with respect to the Class A shares in that the distribution fees and the contingent deferred sales charges provide for the financing of the distribution of Class B shares.

In addition to the payments by the Fund pursuant to the Plans for distribution fees, dealers and other service organizations may charge their clients additional fees for account services. Customers who are beneficial owners of shares of the Fund should read this Prospectus in light of the terms and fees governing their accounts with dealers or other service organizations.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end charge, 12b-1 fees or contingent deferred charge - terminate when a percentage of gross sales is reached. Expenditures paid as shareholder servicing fees under the Plans which are limited to .25% of average daily net assets of each class are not included in the limit. If in any month the Distributor expends more monies than are immediately payable under the Plans because of the percentage limitations described above (or, due to any expense limitation imposed on the Fund, monies otherwise payable by the Fund to the Distributor under the Plans are rendered uncollectible), the unpaid expenditures may be "carried forward" from month to month until such time, if ever, as they may be paid. In addition, payments to service organizations (which may include the Distributor, the Advisor, and their affiliates) are not tied directly to the organizations' own out-of-pocket expenses and therefore may be used as they elect (including, for example, to defray their overhead expenses).

Amounts accrued by each class under the Plans in one year but which are not actually paid in that year, may be paid in subsequent years. Amounts not accrued by each class under the Plans during a year may not be carried forward to subsequent years. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. The continuation of the Plans must be approved annually by the Board of Trustees. At least quarterly the Board of Trustees will review a written report of amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

For the fiscal year ended February 28, 1997, Class A shares and Class B shares of the Fund paid $1,131 and $1,335, respectively, for distribution expenses.

                         DIVIDENDS, DISTRIBUTIONS, TAXES
                              AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends, if any, annually and will distribute any net short-term or long-term capital gains derived from the sale of securities at the end of its fiscal year. In addition, the Fund may make a supplemental distribution of capital gains annually in December. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF SHARES. The Trust was organized as a Massachusetts business trust on August 12, 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. A description of the authorized series of shares of the Trust and classes of such series is contained in the Statement of Additional Information. Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of two classes of shares (Class A shares and Class B shares) representing equal pro rata interests in the Fund, except the classes bear different sales charges and expenses that reflect the differences in services provided to them.

When issued, the shares of each series of the Trust, including the Fund, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

As of the date of this Prospectus, Donaldson, Lufkin & Jenrette Securities Corporation, P.O. Box 2052, Jersey City, New Jersey owned of record more than 25% of the Class A shares of the Fund. Accordingly, this entity may be deemed to be a "controlling person" of Class A shares of the Fund within the meaning of the 1940 Act.

REPORTING TO SHAREHOLDERS. The Fund will send to its shareholders annual reports which have been audited by the Trust's independent accountants and semiannual reports which are unaudited. In addition, the Administrator will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class B shares. The yield is expected to be higher for Class A shares due to the higher distribution fees imposed on Class B shares.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period, including any contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period. The calculation further assumes the deduction of the current maximum sales load from the initial investment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized

Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents a cumulative change in value of an investment in the Fund for various periods.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

REGIONAL OPPORTUNITY FUND

Investment Advisor
CityFund Advisory, Inc.
P.O. Box 54944
Cincinnati, Ohio 45254-0944

Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
Nationwide 1-888-289-6465
In Cincinnati, 629-2273

Distributor
Alpha-Omega Capital Corp.
700 Pete Rose Way
Cincinnati, Ohio 45203

Independent Auditors
KPMG Peat Marwick LLP
201 East Fifth Street
Cincinnati, Ohio 45202

Board of Trustees
Jack E. Brinson
David S. Brollier
O. James Peterson III
Christopher J. Smith


REGIONAL OPPORTUNITY FUND
Ohio, Indiana, Kentucky
ACCOUNT APPLICATION (check appropriate share class)

-- Class A Shares (W4)                   $__________________

-- Class B Shares (W5)                   $__________________

Please mail account application to:
Regional Opportunity Fund
Shareholder Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354


ACCOUNT NO._______________________
          (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:_______________________
                                         Home Office Address:_____________
                                         Branch Address:__________________
                                         Rep Name & No.:__________________
                                         Rep Signature:___________________
----------------------------------------------------------------------------
Initial Investment of $____________ ($1,000 minimum, $250 minimum for IRAs)

o  Check or draft enclosed payable to the Regional Opportunity Fund.

o  Bank Wire From:___________________________________________________



ACCOUNT NAME                              S.S. #/TAX I.D.#

_____________________________________     ____________________________
Name of Individual, Corporation,          (In case of custodial account
Organization, or Minor, etc.               please list minor's S.S.#)

_____________________________________     Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                o  Other________

ADDRESS                                  PHONE

_____________________________________     (       )_____________________
Street or P.O. Box                        Business Phone

_____________________________________     (       )_____________________
City                 State       Zip      Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other

Occupation and Employer Name/Address____________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
----------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends;
  or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
---------------------------------------------------------------------------
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of the Regional Opportunity Fund.

ACCOUNT NUMBER/NAME                       ACCOUNT NUMBER/NAME

______________________________________    _________________________________

______________________________________    _________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of the Regional Opportunity Fund. Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the Fund at least equal to (check appropriate box):

               o $100,000  o  $250,000  o $500,000  o $1,000,000
---------------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., the Regional Opportunity
Fund, Alpha-Omega Capital Corp., Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Fund, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Fund or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_______________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.

_______________________________________________________________
Signature of Joint Owner, if Any

_______________________________________________________________
Title of Corporate Officer, Trustee, etc.

_______________________________________________________________
Date

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE
RESOLUTION FORM ON THE REVERSE SIDE.
UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.
- ---------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of the Regional Opportunity Fund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.
The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_____________ per month in the Regional Opportunity Fund.

ABA Routing Number_____________________

FI Account Number______________________

o  Checking Account  o  Savings Account

_______________________________________
Name of Financial Institution (FI)

_______________________________________
City                           State

X______________________________________  X_________________________________
(Signature of Depositor EXACTLY as        (Signature of Joint Tenant -
it appears on FI Records)                 if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

Please make my automatic investment on:
o  the last business day of each month
o  the 15th day of each month
o  both the 15th and last business day

INDEMNIFICATION TO DEPOSITOR'S BANK
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Regional Opportunity Fund, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
- ---------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw  $_________________________from my mutual fund account beginning the last business day of the month of
_____________________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and
               12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:___________________________.

Please Select Payment Method (Check One):

o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE

___________________________________________________________________________
Bank Name                                Bank Address

___________________________________________________________________________
Bank ABA#                                Account #           Account Name

O SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________

Please send to:___________________________________________________________
               Street address             City              State     Zip
- ---------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Regional Opportunity Fund (the Fund) and that

__________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


__________________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of___________________________
                                              (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ____________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

NAME                                     TITLE

______________________________________   _________________________________

______________________________________   _________________________________

______________________________________   _________________________________

Witness my hand and seal of the corporation or organization this______________________day of________________________________, 19_______

______________________________________   _________________________________
*Secretary-Clerk                         Other Authorized Officer (if
                                         required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                       STATEMENT OF ADDITIONAL INFORMATION


                        AMELIA EARHART: EAGLE EQUITY FUND


                                  July 1, 1997


                                   A Series of
                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-326-6580


                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES...................................2
INVESTMENT LIMITATIONS............................................. 7
TRUSTEES AND OFFICERS.............................................  9
INVESTMENT ADVISOR.................................................12
ADMINISTRATOR......................................................13
DISTRIBUTOR........................................................14
OTHER SERVICES.....................................................14
BROKERAGE..........................................................15
DISTRIBUTION PLANS UNDER RULE 12b-1................................17
SPECIAL SHAREHOLDER SERVICES.......................................19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.....................22
HOW SHARE PRICE IS DETERMINED......................................22
ADDITIONAL TAX INFORMATION.........................................23
DESCRIPTION OF THE TRUST...........................................26
CALCULATION OF PERFORMANCE DATA....................................27
APPENDIX A - DESCRIPTION OF RATINGS................................31
APPENDIX B - DESCRIPTION OF FUTURES CONTRACTS......................37
FINANCIAL STATEMENTS AND REPORTS...................................46



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated July 1, 1997 for the Amelia
Earhart: Eagle Equity Fund (the "Fund"). Copies of the Fund's Prospectus may be obtained at no charge from the Fund, at the address and phone number shown above.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used but not defined have the same meaning as in the Prospectus. A description of the various ratings used by the nationally recognized statistical rating organizations ("NRSROs") for securities in which the Fund may invest is included in this SAI as Appendix A. A description of the futures contracts in which the Fund may invest is included in this SAI as Appendix B.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

BANK OBLIGATIONS. The Fund may purchase bank obligations for temporary defensive purposes, which include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund may invest in obligations of foreign banks or foreign branches or U.S. banks only where the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investment in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

COMMERCIAL PAPER AND SHORT-TERM DEBT SECURITIES. Commercial paper, including variable and floating rate notes and other short term corporate obligations, generally must be rated in one of the two highest categories by at least one NRSRO, or if not rated, must have been independently determined by the Advisor to be of comparable quality. Other short term debt securities purchased by the Fund, if not rated as commercial paper, generally must be rated BBB or Baa, or higher, by at least one NRSRO, respectively, or if unrated, be of comparable quality in the judgment of the Advisor. The Fund will invest no more than 5% of its net assets in debt securities not meeting such standards.

VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to variable and floating rate obligations that may be acquired by the Fund, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

LENDING SECURITIES. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. The Fund will invest cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

OPTIONS TRADING AND SHORT SALES AGAINST THE BOX. The Fund may use a technique known as "selling short against the box" to hedge an unrealized gain on a security. This technique involves selling a security which the Fund owns for delivery at a specified date in the future.

The Fund may also purchase or sell put and call options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

STOCK INDEX OPTIONS. The Fund may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Fund may purchase call and put stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objectives. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indices acquired by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor believes such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval of the holders of a majority of the outstanding voting shares of the Fund. When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust (or the Fund). Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Invest in common stocks or other equity-type securities that are not components of either the DJIA or the Technology
         Index;

2. Invest in non-investment grade debt securities if more than 5% of the Fund's net assets are held in such securities;

3. In respect to 75% of the value of the Fund's total assets, purchase securities of an issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the assets of the Fund would be invested in securities of that issuer or more than 10% of the outstanding securities of one issuer would be owned by the Fund;

4. Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable;

5. Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the net assets of the Fund; included within the amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

6. Make loans to others, except (i) purchase a portion of an issue of publicly distributed bonds, debentures, or other debt securities; (ii) acquire repurchase agreements and commercial paper of corporations;
         (iii) lend portfolio securities provided no such loan may be made, if as a result the aggregate of such loans of portfolio securities exceed 30% of the value of the Fund's total assets; and (iv) acquire private issues of debt securities subject to the limitations in Section 10 below;

7. Make short sales of securities, except where a long position is held in the same security which equals or exceeds the number of shares sold short, or purchase any securities on margin except in connection with transactions in options, futures and options on futures (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

8. Invest in options on securities, stock indices, and futures contracts if the total premiums paid for all such options exceeds 5% of its total assets and the aggregate value of the portfolio securities covering such options exceeds 25% of its total assets;

9. Purchase or retain the securities of any issuer if the officers, directors or trustees of the Trust or the Advisor owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

10. Invest more than 5% of its net assets in securities restricted as to disposition under the federal securities laws, illiquid securities (including repurchase agreements with a maturity of more than seven days), or other securities without readily available market quotations;

11. Invest for the purpose of exercising control or management of another issuer;

12. Invest in commodities or commodity futures contracts (except that the Fund may enter into interest rate futures contracts and index futures contracts subject to Section 8 and 19 hereof) or in real estate, real estate mortgage loans, or real estate limited partnerships, although it may invest in securities that are secured by real estate or interests therein and readily marketable securities of issuers that invest or deal in real estate or interests therein;

13. Invest in interest in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers that invest in or sponsor such programs or leases;

14. Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of Fund securities;

15.      Issue senior securities as defined in the Investment Company
         Act of 1940;

16. Participate on a joint or a joint and several basis in any trading account in securities;

17. Purchase or retain the securities of an insurance company if the total invested would exceed 10% of its total assets, unless the Commission has issued an order permitting such investment;

18. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments), and then only in an amount not to exceed 5% of the value of its total assets at the time the borrowing is incurred, or borrow money in violation of the 1940 Act; provided, however, the Fund may enter into transactions in options, futures and options on futures; or

19. Enter into an interest rate futures contract, an index futures contract, or an option thereon unless if, as a result thereof, (i) not more than 30% of the Fund's total assets would be represented by such futures contracts (including the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases), and (ii) not more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margins and premiums paid on futures contracts and options on futures contracts. Transactions in futures contracts and options thereon may be entered into only for hedging purposes.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupations during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended February 28, 1997:

Name, Position,                             Principal Occupation(s)                              Compensation
Age and Addres                              During Past 5 Years                                  From the Trust
--------------                              -------------------                                  --------------


Jack E. Brinson (age 65)                    President, Brinson Investment Co.                    $7,000
Trustee                                     President, Brinson Chevrolet, Inc.
1105 Panola Street                          Tarboro, North Carolina;
Tarboro, North Carolina  27886              Trustee, The Nottingham Investment
                                            Trust II and Gardner Lewis Investment
                                            Trust, Raleigh, North Carolina

David S. Brollier (age 54)                  President, America's Utility Fund,                   $3,500
Trustee                                     Inc.; previously Director, Vice
1633 Monument Avenue                        President and Assistant
Richmond, Virginia 23220                    Treasurer of Dominion Capital, Inc.;
                                            and Assistant Treasurer of Dominion
                                            Resources, Inc., Richmond, Virginia

O. James Peterson III (age 61)              Chief Financial Officer                              $7,750
Trustee                                     Colonial Downs,
6201 North Courthouse Road                  New Kent, Virginia;
New Kent, Virginia 23124                    Trustee, The Nottingham Investment
                                            Trust II, Raleigh, North Carolina;
                                            previously, Chief Financial Officer of
                                            Pimlico Race Course, Laurel, Maryland;
                                            previously, Senior Vice President and Chief Financial
                                            Officer of Dominion Resources, Inc.,
                                            Richmond, Virginia

Christopher J. Smith (age 30)               President                                            $7,750
Trustee*                                    ObjectTiger Ltd.
867 Thorntree Court                         Bloomfield Hills, Michigan; previously
Bloomfield Hills, Michigan 48304            Corporate Counsel of
                                            Seligman & Associates and
                                            Director of Amelia Earhart
                                            Capital Management, Inc.,
                                            Southfield, Michigan

Ashby M. Foote III (age 45)                 President
President                                   Vector Money Management, Inc.
Mississippi Opportunity Fund                Jackson, Mississippi
4266 I-55 North, Suite 102
Jackson, Mississippi  39211

Jasen M. Snelling (age 33 )                 President
President                                   CityFund Advisory, Inc; previously,
Regional Opportunity Fund:                  Registered Representative of

                                                         - 10 -





Ohio Indiana Kentucky                       PNC Securities Corp.
P.O. Box 54944                              and of Provident
Cincinnati, Ohio 45254                      Securities Investment Co.,
                                            Cincinnati, Ohio

Robert B. Thompson (age 50)                 Chief Executive Officer
President                                   Morehead Capital Advisors LLC,
The CarolinasFund                           Charlotte, North Carolina
1712 East Boulevard
Charlotte, North Carolina 28203

Jill H. Travis (age 48)                     President
President                                   Amelia Earhart Capital Management, Inc.
Amelia Earhart: Eagle Equity Fund           Southfield, Michigan;
One Towne Square                            President
Suite 1913                                  Jill H. Travis, CFP
Southfield, Michigan 48076                  Shelby Township, Michigan

Robert G. Dorsey (age 40)                   President and Treasurer, Countrywide Fund
Vice President                              Services, Inc.; Vice President-Finance and
312 Walnut Street, 21st Floor               Treasurer, Countrywide Financial Services,
Cincinnati, Ohio 45202                      Inc.; Treasurer, Countrywide Investments, Inc.;
                                            Vice President, Countrywide Investment Trust,
                                            Countrywide Tax-Free Trust and Countrywide
                                            Strategic Trust, Cincinnati, Ohio

John F. Splain (age 40)                     Vice President,  Secretary and General
Secretary                                   Counsel, Countrywide Fund Services, Inc;
312 Walnut Street, 21st Floor               Secretary and General Counsel, Countrywide
Cincinnati, Ohio 45202                      Financial Services, Inc. and Countrywide
                                            Investments, Inc.; Secretary, Countrywide
                                            Investment Trust, Countrywide Tax-Free
                                            Trust and Countrywide Stragetic Trust
                                            Cincinnati, Ohio

Mark J. Seger (age 35)                      Vice President, Countrywide Fund Services, Inc.;
Treasurer                                   Treasurer, Countrywide Investment Trust,
312 Walnut Street, 21st Floor               Countrywide Tax-Free Trust and Countrywide
Cincinnati, Ohio 45202                      Strategic Trust,  Cincinnati, Ohio
-------------------------------------

* Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

The officers of the Trust do not receive compensation from the Trust for performing the duties of their office. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with their attendance at Board meetings.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of June 13, 1997, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, D&S Investment Company, One Towne Square Suite 1913, Southfield, Michigan 48076, owned of record 18.0% of the then outstanding shares of the Fund; Metro United Gas Service, One Towne Square Suite 1913, Southfield, Michigan 48076, owned of record 14.3% of the then outstanding shares of the Fund; and Amelia Earhart Capital Management, Inc., One Towne Square, Suite 1913, Southfield, Michigan 48076, owned of record 15.9% of the then outstanding shares of the Fund.

                               INVESTMENT ADVISOR

Amelia Earhart Capital Management, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement will be renewed for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of 1% of the Fund's average daily net assets. For the fiscal year ended February 28, 1997, the Advisor voluntarily waived its entire advisory fee of $20,680 and reimbursed the Fund $57,463 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal year ended February 29, 1996, the Advisor voluntarily waived its entire advisory fee of $14,327 and reimbursed the Fund $80,085 in expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal year ended February 28, 1995, the Advisor voluntarily waived its entire advisory fee of $3,868 and reimbursed the Fund $65,953 of expenses in order to voluntarily reduce the operating expenses of the Fund.

The Advisor is controlled by Sandra J. Seligman, Jill H. Travis and Scott J. Seligman.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the

Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor also provides, at its own expense, certain Executive Officers to the Trust.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor attempts to obtain the best execution for all securities brokerage transactions.

Under the Advisory Agreement, the Advisor is not responsible for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

                              ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month for each class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives $2,000 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month.

For the fiscal year ended February 28, 1997, the Administrator received from the Fund transfer agent fees of $7,500, accounting and pricing fees of $15,000 and administrative fees of $7,500. Prior to June 1, 1996 the administrator to the Fund was The Nottingham Company, Rocky Mount, North Carolina. For the fiscal years ended February 28, 1997 and February 29, 1996, The Nottingham Company received from the Fund fees of $9,000 and $36,000, respectively.

                                   DISTRIBUTOR

Alpha-Omega Capital Corp. (the "Distributor") is the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell Class A shares of the Fund. The Distributor retains the entire sales charge on all direct investments in Class A shares of the Fund and on all investments in accounts with no designated dealer of record. Prior to April 21, 1997, Countrywide Investments, Inc. (formerly Midwest Group Financial Services, Inc.) served as the distributor for the Fund. For the fiscal year ended February 28, 1997, Countrywide Investments, Inc. earned $644 in underwriting and broker commissions. Prior to June 1, 1996, Capital Investment Group, Inc. served as the distributor for the Fund. For the fiscal years ended February 29, 1996 and February 28, 1995, Capital Investment Group, Inc. earned $4,922 and $124, respectively, in underwriting commissions.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans Under Rule 12b-1" below.

                              OTHER SERVICES

AUDITORS. The firm of KPMG Peat Marwick LLP, 201 East Fifth Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Fund.

CUSTODIAN. The Custodian of the Fund's assets is The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund. For its services as Custodian, the Custodian receives an annual fee from the Fund based on the average net assets of the Fund held by the Custodian.

                                BROKERAGE

It is the Fund's practice to seek to obtain the best overall terms available in executing Fund transactions and selecting brokers or dealers. Subject to the general supervision of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the economy and the stock, bond and government securities markets.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or other services received as a result of securities transactions effected for such other accounts.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution from such firm. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund purchases money market instruments from dealers, underwriters and issuers. The Fund does not expect to incur any brokerage commissions on such purchases because money market instruments are generally traded on a net basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed-income portfolio transactions will normally be principal transactions executed in the over-the-counter market and will be executed on a net basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Investment decisions for the Fund will be made independently from any other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and other accounts, the transaction will be averaged as to price and available investments allocated as to amount, in the manner which the Advisor believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995, the total amount of brokerage commissions paid by the Fund were $1,639, $20,151 and $5,144, respectively. The decrease in brokerage commissions during the fiscal year ended February 29, 1997 is due to a lower portfolio turnover rate.

                       DISTRIBUTION PLANS UNDER RULE 12b-1

The Fund has adopted a Plan of Distribution for Class A shares (the "Class A Plan") and for Class B shares (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). The Plans permit the Fund to pay for expenses incurred in the distribution and promotion of each class of the Fund's shares.

Under the Class A Plan, the Fund may expend in any fiscal year up to .25% of the Class A shares' average daily net assets to finance any activity which is primarily intended to result in the sale of Class A shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. The front-end sales charge and amounts payable to the Distributor under the Class A Plan are used by the Distributor to pay commissions and other fees to dealers and other service organizations who sell Class A shares.

Under the Class B Plan, the Fund may expend in any fiscal year up to 1% of the Class B shares' average daily net assets to finance any activity which is primarily intended to result in the sale of Class B shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Class B Plan as service fees to any person who sells Class B shares may not exceed an annual rate of .25% of the average net assets of such shares. Expenditures under the Class B Plan for distribution activities as an asset-based sales charge may not exceed an annual rate of .75% of the average net assets of Class B shares.

Dealers and other service organizations receive commissions from the Advisor for selling Class B shares, which are paid at the time of sale. These commissions approximate the commissions payable with respect to sales of Class A shares. The expenditures payable under the Class B Plan for distribution activities (at an annual rate of .75% of net assets) are intended to cover the expense to the Advisor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Class B shares are redeemed prior to the expiration of the five year CDSC period. To provide funds for the payment of up-front sales commissions, the Advisor has arranged a line of credit with an unaffiliated third party lender, which provides funds for the payment of commissions and other fees payable to dealers and other service organizations which sell Class B shares. Under the terms of the financing, the Advisor may assign to the lender the distribution fees that may be payable from time to time to the Advisor under the Class B Plan and the contingent deferred sales charges payable to the Advisor with respect to Class B shares.

During the fiscal year ended February 28, 1997, Class A shares incurred $1,579 in distribution expenses for payments to broker-dealers and others for the retention of assets.

Sandra J. Seligman, Jill H. Travis and Scott J. Seligman, as controlling shareholders of the Advisor, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreement.

Potential benefits to the Fund from the Plans include improved shareholder servicing, savings in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization. Subject to its practice of seeking to obtain best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

The Plans, the Underwriting Agreement with the Distributor and the form of Dealer Agreement with broker-dealers have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Underwriting Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above. Each year the Trustees must determine that continuation of the Plans is in the best interests of shareholders of the Fund and there is a reasonable likelihood that the Plans will benefit the Fund. The Board of Trustees has made such a determination for the current year of operations under the Plans. The Plans, the Underwriting Agreement and the Dealer Agreements may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority of the outstanding shares of each class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority of the outstanding shares of the applicable class as well as a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the Plans (the "Independent Trustees"). In order for the Plans to remain effective, the selection and nomination of those Trustees who are not interested persons of the Trust must be effected by the Independent Trustees during such period. All amounts spent by the Fund pursuant to the Plans must be reported quarterly in a written report to the Trustees for their review.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan except for potential deferred sales charges with respect to Class B shares. The Prospectus contains additional information and limitations relating to the use of a Systematic Withdrawal Plan by a holder of Class B shares. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-326-6580, or by writing to:

                        Amelia Earhart: Eagle Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

REDEMPTION IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting the Distributor or the Administrator. Selling dealers have the responsibility of transmitting orders promptly to the Administrator. The public offering price of Class A shares of the Fund equals the net asset value plus a sales charge. Class B shares may be subject to a contingent deferred sales charge upon redemption. The Distributor receives the sales charge on Class A shares as Distributor and may reallow all or a part of the sales charge in the form of dealer discounts and brokerage commissions. The Advisor may compensate dealers up-front from its own funds for distribution-related activities in connection with the sale of Class B shares, for which the Advisor will receive the contingent deferred sales charge and a distribution fee under the Class B Plan as described in "Distribution Plans Under Rule 12b-1." The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus. See "How to Purchase Shares" in the Prospectus.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

                          HOW SHARE PRICE IS DETERMINED

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund and they have adopted procedures to do so as follows:

The public offering price (net asset value plus applicable sales charge) of Class A shares and the net asset value of Class B shares of the Fund is determined as of 4:00 p.m. Eastern time,

Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's share price will not be determined.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class and dividing the result by the number of outstanding shares of that class. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocable to a particular class of shares will be allocated to each class based on the net assets of that class in relation to the net assets of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net assets of all series in the Trust at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class of shares (such as distribution fees) will be charged to that class. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees and certain printing and postage expenses) may be charged to that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than another class and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to the Fund and its classes are conclusive.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is derived with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more that 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long term capital loss to the extent of the capital gain dividends with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their tax return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Declaration of Trust currently provides for the shares of four series: The CarolinasFund managed by Morehead Capital Advisors LLC of Charlotte, North Carolina; the Mississippi Opportunity Fund managed by Vector Money Management, Inc. of Jackson, Mississippi; the Regional Opportunity
Fund: Ohio Indiana Kentucky managed by CityFund Advisory, Inc. of Cincinnati, Ohio; and the Fund. The Board of Trustees has authorized separate classes of shares for each series of the Trust.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series in the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. A series is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. Under Rule 18f-2 of the 1940 Act, the approval of an investment advisory agreement, a material change to a Rule 12b-1 Plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust. Prior to June 1, 1996 the Trust was named The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. Total return and yield are computed separately for Class A and Class B shares of the Fund. The yield of Class A shares is expected to be higher than the yield of Class B shares due to the higher distribution fees imposed on Class B shares.

The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. The average annual total returns for Class A shares for the one year period ended February 28, 1997 and for the period since inception (March 5, 1993) to February 28, 1997 are 10.33% and 18.41%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

The cumulative total return for Class A shares (computed without the applicable sales load) for the period since inception (March 5, 1993) to
February   28,  1997  is  105.85%.   The  average   annual Nonstandardized
Returns of Class A shares (computed without the applicable sales load) for the one year period and the three year period ended February 28, 1997 and for the period since inception (March 5, 1993) to February 28, 1997 are 15.53%, 18.28% and 19.78%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also compare its performance to the Dow Jones Industrial Average or the Pacific Stock Exchange Technology Index, which Average and Index are described in the Prospectus. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's
performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed-income securities meeting at least the following minimum rating criteria (or if not rated, of equivalent quality as determined by the Advisor) ("Investment Grade Debt Securities"). The Fund will not invest in non-Investment Grade Debt Securities if, after giving effect thereto, more than 5% of the Fund's net assets are held in such securities.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the four highest ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

       A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the four highest ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are give a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The  following  summarizes  the four  highest  ratings  used by Fitch  Investors
Service, Inc. ("Fitch") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A: Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB: Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment- Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper.

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S RATINGS:

The following  summarizes the four highest  ratings used by Duff & Phelps Credit
Rating  Co.   ("D&P")   for  bonds  which  are  deemed  by  the  Advisor  to  be
Investment-Grade Debt Securities.

         AAA: This is the highest rating credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Bonds rated A have average but adequate protection factors. However risk factors are more variable and greater in periods of economic stress.

         BBB: Bonds rated BBB have below average protection factors, but are still considered sufficient for prudent investment.
There is considerable variability in risk during economic cycles.

Bonds  rated  BB, B and CCC by D&P are not  considered  Investment-  Grade  Debt
Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                   APPENDIX B
                        DESCRIPTION OF FUTURES CONTRACTS

The Fund may enter into interest rate and index futures contracts for hedging purposes (but not for speculation). The Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 30% of the Fund's total assets. Furthermore, in no event would the Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is in the money if the exercise price exceeds the value of the contract that is the subject of the option.)

I.     Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, as settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public  market  now exits in  futures  contracts  covering  various  financial instruments including long-term United States Treasury Bonds and Notes; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

The Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Advisor wishes to fix the current market value of this Fund security until some point in the future.

The Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

In each transaction, expenses would also be incurred.

II.    Index Futures Contracts.

A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its Fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, if the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

III.   Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value, and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.    Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, of if otherwise deemed to be appropriate by the Advisor. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts (or options), will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

Successful use of futures by the Fund is also subject to the Advisor's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.     Options on Futures Contracts.

The Fund may also purchase put and write call options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contacts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VI.    Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (the "40%-60% rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, that will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules that limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will be also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell that are properly identified as such, the Fund may make an election that will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, and loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions that are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery, or its settlement must depend on the value, or a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this SAI, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

As described more fully in "Additional Tax Information," a regulated investment company must derive less than 30% of its gross income from gains realized on the sale or other disposition of securities and certain other investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for less than three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                        FINANCIAL STATEMENTS AND REPORTS

The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of February 28, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                        AMELIA EARHART: EAGLE EQUITY FUND




                                 Annual Report
                               February 28, 1997






    Investment Adviser                         Administrator
Amelia Earhart Capital Management, Inc.    Countrywide Fund Services, Inc.
  One Towne Square                           312 Walnut Street
  Suite 1913                                 P.O. Box 5354
Southfield, MI 48076                       Cincinnati, Ohio 45202-5354
  1.810.351.4856                             1.800.543.8721


                        Shareholder Services
                          1.800.580.4820

                                 Amelia Earhart
                            Capital Management, Inc.

Dear Shareholder:

The stock market performed above our expectations in 1996, providing investors with another year of superior gains. Strength was in large capitalization stocks with sector rotation from financial to technology to consumer non-durable stocks. The technology sector, which led the market upward in the first half of 1996, led the market downward in July. Volatility in the technology sector should be expected, however the technology sector will again resume market leadership. Technology is growing at an exponential rate and the world is in the midst of a technological revolution comparable to the industrial revolution of the 19th and early 20th centuries. More than 50% of capital spending in the U.S. is technology related.

The Amelia Earhart: Eagle Equity Fund returned 15.53% to shareholders for the fiscal year March 1, 1996 to February 28, 1997. The Fund's comparative indices, the Pacific Stock Exchange Technology Index (PSE Tech Index) and the Dow
Jones Industrial Average (DJIA), rose 21.13% and 28.17%, respectively, for the same time period. Fiscal year performance is influenced by short term market fluctuations, quarterly stock price fluctuations and the addition or deletion of securities from the portfolio. Investors should look at annualized rate of return since inception when evaluating performance. Morningstar reports that the Fund's annualized rate of return to shareholders since inception (3/93) was 19.78% through 2/28/97 vs. 15.34% for the average growth fund and 18.55% for the S&P 500 for the same period. Net of the maximum 4.50% sales load, the Fund's average annual return since inception was 18.45% through 2/28/97.

The Fund consists of a diversified, professionally managed portfolio of primarily large capitalization growth stocks. The stocks are selected from the top 100 technology companies in the USA (PSE Tech Index) and the 30 DJIA blue chips, which are considered leaders in their industries. The economy in 1997 is stronger than anticipated and additional interest rate hikes by the Federal Reserve are on the horizon. This could cause lower corporate earnings and result in smaller gains in stock prices than in the past two years. Investors can expect continued volatility in the stock market, therefore it is important to have at least a five year time horizon for equity investments and a well diversified portfolio.

Please contact us at 1-800-326-6580 if we may provide additional investment information.

                            Sincerely,
                            Amelia Earhart Capital Management, Inc.

                            Jill Travis, MBA, CFP
                            President and CEO

                    AMELIA EARHART CAPITAL MANAGEMENT, INC.
-------------------------------------------------------------------------------
ONE TOWNE SQUARE 26100 NORTHWESTERN HIGHWAY SUITE 1913 SOUTHFIELD MICHIGAN 48076
                       (810) 351-4856 FAX (810) 827-4278

A Representation of the graphic material contained in the Amelia Earhart: Eagle Equity Fund Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Amelia
Earhart: Eagle Equity Fund*, Dow Jones Industrial Average Index and the Pacific Stock Exchange Technology Index


DJIA: (w/ reinvested divds)
                             QTRLY
        DATE                RETURN                BALANCE
           03/05/93                                       10,000
           03/31/93                 1.19%                 10,119
           06/30/93                 3.08%                 10,431
           09/30/93                 1.79%                 10,618
           12/31/93                 6.32%                 11,289
           03/31/94                -2.51%                 11,005
           06/30/94                 0.38%                 11,048
           09/30/94                 6.76%                 11,795
           12/31/94                 0.51%                 11,855
           03/31/95                 9.19%                 12,944
           06/30/95                10.26%                 14,273
           09/30/95                 5.76%                 15,094
           12/31/95                 7.48%                 16,223
           03/31/96                 9.77%                 17,809
           06/30/96                 1.76%                 18,121
           09/30/96                 4.66%                 18,967
           12/31/96                10.24%                 20,909
           02/28/97                 7.03%                 22,378

Pacific Technology: (w/ reinvested divds)
                             QTRLY
        DATE                RETURN                BALANCE
           03/05/93                                       10,000
           03/31/93                -0.11%                  9,989
           06/30/93                 8.96%                 10,884
           09/30/93                 2.41%                 11,146
           12/31/93                 7.35%                 11,965
           03/31/94                 3.52%                 12,386
           06/30/94  *             -4.66%                 11,809
           09/30/94                15.04%                 13,584
           12/31/94                 7.45%                 14,596
           03/31/95                 9.68%                 16,009
           06/30/95                21.85%                 19,508
           09/30/95                12.27%                 21,901
           12/31/95                -0.81%                 21,723
           03/31/96                -0.20%                 21,680
           06/30/96                 3.49%                 22,437
           09/30/96                 6.84%                 23,973
           12/31/96                 9.22%                 26,182
           02/28/97                 5.90%                 27,725

EAGLE EQUITY FUND:
                             QTRLY
        DATE                RETURN                BALANCE
           03/05/93                                        9,550
           03/31/93                 0.10%                  9,560
           06/30/93                 4.44%                  9,984
           09/30/93                 8.30%                 10,813
           12/31/93                -0.30%                 10,780
           03/31/94                 7.37%                 11,574
           06/30/94                -3.13%                 11,212
           09/30/94                 6.36%                 11,924
           12/31/94                 6.43%                 12,691
           03/31/95                 4.61%                 13,277
           06/30/95                17.37%                 15,582
           09/30/95                 8.54%                 16,914
           12/31/95                -5.14%                 16,044
           03/31/96                 2.19%                 16,396
           06/30/96                 4.74%                 17,172
           09/30/96                 6.14%                 18,227
           12/31/96                 3.92%                 18,941
           02/28/97                 3.79%                 19,658

Past performance is not predictive of future performance.

The Amelia Earhart: Eagle Equity Fund Average Annual Total Returns

1 Year       Since Inception*
10.33%          18.45%

*Fund inception was March 1, 1993, and the initial public offering of shares was March 5, 1993.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Amelia Earhart: Eagle Equity Fund
(the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Amelia Earhart: Eagle Equity Fund as of February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

                       AMELIA EARHART: EAGLE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               February 28, 1997

ASSETS
   Investments in securities, at value (cost $1,379,620) (Note 1)      $          2,118,563
   Investments in repurchase agreements (Note 1)                                    468,000
   Cash                                                                                 367
   Receivable for capital shares sold                                                   439
   Dividends and interest receivable                                                  1,305
   Receivable from Adviser (Note 3)                                                   2,915
   Organization expenses, net (Note 1)                                                7,977
   Other assets                                                                       1,679
      TOTAL ASSETS                                                                2,601,245
                                                                                  ---------

LIABILITIES
   Other accrued expenses and liabilities                                             7,613
      TOTAL LIABILITIES                                                               7,613

NET ASSETS                                                             $          2,593,632
                                                                                  =========
Net assets consist of:
Capital shares                                                         $          1,919,897
Accumulated net realized losses from security transactions                          (65,208)
Net unrealized appreciation on investments                                          738,943
Net assets                                                             $          2,593,632
                                                                                  =========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                        133,287
                                                                                    =======
Net asset value and redemption price per share (Note 1)                $              19.46
                                                                                    ========
Maximum offering price per share (Note 1)                              $              20.38
                                                                                    =========

See accompanying notes to the financial statements.

                       AMELIA EARHART: EAGLE EQUITY FUND

                            STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997

INVESTMENT INCOME
   Dividends                                                                 $           8,748
   Interest                                                                             13,212
      TOTAL INVESTMENT INCOME                                                           21,960
                                                                                        ------
EXPENSES
   Accounting services fees (Note 3)                                                    21,000
   Investment advisory fees (Note 3)                                                    20,680
   Professional fees                                                                    11,608
   Registration fees                                                                    10,347
   Administration fees (Note 3)                                                         10,328
   Amortization of organization expenses (Note 1)                                        8,000
   Shareholder services and transfer agent fees (Note 3)                                 7,672
   Trustees' fees and expenses                                                           6,982
   Postage and supplies                                                                  4,819
   Printing of shareholder reports                                                       4,494
   Custodian fees                                                                        4,223
   Insurance expense                                                                     3,369
   Distribution expenses (Note 3)                                                        1,579
   Other expenses                                                                        2,070
      TOTAL EXPENSES                                                                   117,171
   Fees waived and expenses reimbursed by the Adviser (Note 3)                         (78,143)
      NET EXPENSES                                                                      39,028
                                                                                        ------
NET INVESTMENT LOSS                                                                    (17,068)
                                                                                        ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                                      (65,208)
   Net change in unrealized appreciation/depreciation on investments                   387,956
                                                                                       --------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                       322,748

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $         305,680
                                                                                       =======

See accompanying notes to the financial statements.

                      AMELIA EARHART: EAGLE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Years Ended February 28, 1997 and February 29, 1996

                                                                                Year                  Year
                                                                               Ended                 Ended
                                                                           Feb. 28, 1997         Feb. 29, 1996
FROM OPERATIONS:
   Net investment loss                                             $          (17,068)  $            (12,319)
   Net realized gains (losses) from security transactions                     (65,208)                76,272
   Net change in unrealized appreciation/depreciation
      on investments                                                          387,956                258,233
Net increase in net assets from operations                                    305,680                322,186

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions                         (33,674)               (42,598)

FROM CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from shares sold                                                  674,650                714,005
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                         33,674                 42,528
   Payments for shares redeemed                                              (168,432)               (74,526)
Net increase in net assets from capital share transactions                    539,892                682,007

TOTAL INCREASE IN NET ASSETS                                                  811,898                961,595

NET ASSETS:
   Beginning of year                                                        1,781,734                820,139
   End of year                                                     $        2,593,632   $          1,781,734



 (A)Summary of capital share activity:

   Shares sold                                                                 36,481                 44,893
   Shares issued in reinvestment of distributions to shareholders               1,796                  2,641
   Shares redeemed                                                             (9,228)                (4,338)
   Net increase in shares outstanding                                          29,049                 43,196
   Shares outstanding, beginning of year                                      104,238                 61,042
   Shares outstanding, end of year                                            133,287                104,238

See accompanying notes to the financial statements.

                       AMELIA EARHART: EAGLE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period




                                                         Year              Year             Year                Year
                                                         Ended            Ended             Ended               Ended
                                                     Feb. 28, 1997    Feb. 29, 1996     Feb. 28, 1995       Feb. 28, 1994

Net asset value at beginning of year              $          17.09  $         13.44  $          12.25  $           10.00

Income from investment operations:
   Net investment loss                                       (0.13)           (0.12)            (0.02)             (0.07)
   Net realized and unrealized gains
      on investments                                          2.78             4.20              1.21               2.49
Total from investment operations                              2.65             4.08              1.19               2.42

Less distributions:
   Dividends from net investment income                         --             --                  --              (0.12)
   Distributions from net realized gains                     (0.28)           (0.43)               --              (0.05)
Total distributions                                          (0.28)           (0.43)               --              (0.17)

Net asset value at end of year                    $          19.46  $         17.09  $          13.44  $           12.25

Total return (A)                                             15.53%           30.59%             9.66%             24.39%

Net assets at end of year                         $      2,593,632  $     1,781,734  $        820,139  $         244,385

Ratio of expenses to average net assets
   Before expense reimbursement and waived fees               5.67%            8.53%            21.00%             24.60%
   After expense reimbursement and waived fees                1.89%            1.90%             1.86%              1.85%

Ratio of net investment loss to average net assets
   Before expense reimbursement and waived fees            (4.61)%          (7.47)%          (19.32)%           (23.39)%
   After expense reimbursement and waived fees             (0.83)%          (0.86)%           (0.17)%            (0.72)%

Portfolio turnover rate                                         28%              64%                2%                48%

Average commission rate per share (B)             $          .0727               --                --                 --


(A)The total returns shown do not include the effect of applicable sales loads.

(B)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See accompanying notes to the financial statements.

                      AMELIA EARHART: EAGLE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997


        Shares                                                            Value
                    COMMON STOCKS - 81.7%
                    Computers/Computer Technology Services - 19.6%
         1,000        Chips & Technologies, Inc. (a)                $    12,750
         1,000        Compaq Computer Corp. (a)                          79,250
         1,200        Computer Associates International, Inc.            52,200
         1,000        Data General Corp. (a)                             19,375
         1,400        Dell Computer Corp. (a)                            99,575
         1,000        Gateway 2000, Inc. (a)                             58,750
           800        Hewlett-Packard Co.                                44,800
           500        Storage Technology Corp. (a)                       20,875
         2,800        Sun Microsystems, Inc. (a)                         86,450
         1,000        3Com Corp. (a)                                     33,109
                                                                        507,134

                    Software & Processing - 16.3%
           682        Automatic Data Processing, Inc.                    29,070
         1,556        BMC Software, Inc. (a)                             66,616
         2,060        Cisco Systems, Inc. (a)                           114,587
           500        Coherent, Inc. (a)                                 23,563
           183        Computer Sciences Corp. (a)                        12,353
         1,236        Microsoft Corp. (a)                               120,510
         1,461        Oracle Corp. (a)                                   57,344
                                                                        424,043

                    Drugs/Medical Equipment - 9.4%
           940        Amgen, Inc. (a)                                    57,457
         1,000        Biogen, Inc. (a)                                   49,250
           500        Centocor, Inc. (a)                                 18,937
           400        Medtronic, Inc.                                    25,900
         1,000        Merck and CO., Inc.                                92,000
                                                                        243,544

                    Communications - 9.2%
         2,304        ADC Telecommunications, Inc. (a)                   62,208
           500        COMSAT Corp.                                       13,125
            10        Lucent Technologies, Inc.                             539
         1,000        Newbridge Networks Corp. (a)                       31,875
           962        Octel Communications Corp. (a)                     17,557
         2,860        Tellabs, Inc. (a)                                 114,043
                                                                        239,347

                    Semiconductor & Related - 6.2%
         1,002        Intel Corp.                                   $   142,159
           500        Micron Technology, Inc.                            18,750
                                                                        160,909

                    Industrial Technology, Inc. - 3.0%
           852        Perkin-Elmer Corp.                                 60,492
           500        Thermo Instrument Systems, Inc. (a)                17,000
                                                                         77,492

                    Chemicals - 2.5%
           300        E. I. du Pont de Nemours and Co.                   32,175
           700        Union Carbide Corp.                                33,075
                                                                         65,250

                    Industrial - 2.3%
           500        AlliedSignal, Inc.                                 36,125
           300        Caterpillar, Inc.                                  23,512
                                                                         59,637

                    Beverages - 1.9%
           800        Coca-Cola Co.                                      48,800

                    Financial Services - 1.7%
           670        American Express Co.                               43,801

                    Household Products (Non-Durable) - 1.4%
           300        The Procter & Gamble Co.                           36,038

                    Medical/Biotechnology - 1.3%
           800        Millipore Corp.                                    34,500

                    Conglomerates - 1.2%
           300        General Electric Co.                               30,863

                    Aerospace - 1.2%
           300        Boeing Co.                                         30,525

                    Retail Stores - 1.0%
           500        Sears, Roebuck and Co.                             27,125

                    Fast Food Restaurants - 1.0%
           600        McDonald's Corp.                              $    25,950

                    Consumer Services - 0.8%
           927        CUC International, Inc. (a)                        22,132

                    Recreation - 0.8%
           236        Eastman Kodak Co.                                  21,152

                    Energy - 0.8%
           200        Texaco, Inc.                                       19,775

                    Cosmetics/Personal Care - 0.1%
           115        BEC Group, Inc. (a)                                   546

                    Total Common Stocks (Cost $1,379,620)           $ 2,118,563


      Face
      Value                                                               Value
                    REPURCHASE AGREEMENTS (b) - 18.0%
$      468,000        Fifth Third Bank, 4.80%, dated 2/28/1997,
                        due 3/3/1997, repurchase proceeds $468,187
                        (cost $468,000)                             $   468,000

                    Total Investments and Repurchase Agreements
                      at Value - 99.7%                              $ 2,586,563

                    Other Assets in Excess of Liabilities - 0.3%          7,069

                    Net Assets - 100.0%                             $ 2,593,632


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by $479,000 par value FHLMC Pool #G10452, 7.00%, due 2/1/2011.

  See accompanying notes to the financial statements.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Amelia Earhart: Eagle Equity Fund (the Fund) is a diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on August 12, 1992. The Fund began operations on March 1, 1993.

The Fund's investment objective is to seek capital appreciation through a diversified portfolio of common stocks and other equity-type securities issued by companies that are components of either the Dow Jones Industrial Average or the Pacific Stock Exchange Technology Index, which is comprised of a broad spectrum of companies principally engaged in manufacturing or service-related products within the advanced technology fields.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally invests its cash reserves by entering into repurchase agreements with the custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 4.71% of the net asset value (or 4.5% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expense -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made: accumulated net investment loss has been decreased by $17,068, accumulated capital loss has been increased by $77, resulting in a reclassification adjustment to decrease paid-in capital by $16,991. This reclassification has no effect on net assets or net asset value per share.


The following information is based upon the federal income tax cost of portfolio investments of the Fund as of February 28, 1997:

        Gross unrealized appreciation..............................$  783,849
        Gross unrealized depreciation...............................(  44,906)
        Net unrealized appreciation..................................$ 738,943
                                                                     ==========

As of February 28, 1997, the tax cost basis of investments for the Fund was $1,379,620 and the Fund had $65,208 of capital loss carryforwards for federal income tax purposes, none of which expire prior to February 28, 2005. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the fiscal year ended  February 28,  1997,  purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $892,016 and $484,889, respectively.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


3.  TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Amelia Earhart Capital Management, Inc. (the Adviser), Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund. Prior to February 28, 1997, CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc., respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 1.00% on its average daily net assets. The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 1.90% of average net assets. Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund $57,463 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of
 .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such net assets; and .10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholder's inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a minimum monthly fee of $1,000. However, CFS reduced the minimum monthly fee to $750 during the first six months of the agreement. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund. However, CFS reduced the monthly fee to $1,500 during the first six months of the agreement. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others. During the fiscal year ended February 28, 1997, Countrywide earned $644 from underwriting and broker commissions on the sale of Fund shares. The Trust has adopted a Distribution Plan (the Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 0.25% of average daily net assets. For the fiscal year ended February 28, 1997, the Fund incurred $1,579 of such expenses under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above. As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next $50 million of such assets, and 0.15% of such assets over $100 million. In addition, TNC received a monthly fee of $2,000 for accounting and recordkeeping services and a monthly fee for shareholder servicing. Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000. During the three months ended May 31, 1996, TNC received $9,000 of fees under the contract. Certain Trustees and officers of the Fund prior to June 1, 1996, were also officers of TNC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                THE CAROLINASFUND


                                  July 1, 1997

                                   A Series of
                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-934-1012


                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES........................................2
INVESTMENT LIMITATIONS...................................................4
TRUSTEES AND OFFICERS....................................................6
INVESTMENT ADVISOR.......................................................9
ADMINISTRATOR...........................................................10
DISTRIBUTOR.............................................................11
OTHER SERVICES..........................................................12
BROKERAGE...............................................................12
DISTRIBUTION PLAN UNDER RULE 12b-1......................................14
SPECIAL SHAREHOLDER SERVICES............................................16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................17
HOW SHARE PRICE IS DETERMINED...........................................18
ADDITIONAL TAX INFORMATION..............................................19
DESCRIPTION OF THE TRUST................................................21
CALCULATION OF PERFORMANCE DATA.........................................23
ADDITIONAL INFORMATION ON NORTH AND SOUTH CAROLINA......................26
APPENDIX A - DESCRIPTION OF RATINGS.....................................27
FINANCIAL STATEMENTS AND REPORTS........................................32



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated July 1, 1997 for The CarolinasFund (the "Fund"). Copies of the Fund's Prospectus may be obtained at no charge from the Fund, at the address and phone number shown above.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used but not defined have the same meaning as in the Prospectus. A description of the various ratings used by the nationally recognized statistical rating organizations ("NRSROs") for securities in which the Fund may invest is included in this SAI as Appendix A.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Bankers' Acceptances are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any NRSRO or, if not rated, is of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Within its limitation on investments in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval of the holders of a majority of the outstanding voting shares of the Fund. When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust (or the Fund). Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure
         (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate, (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases).

(4) Underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws.

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)      Purchase foreign securities;

(8) Invest more than 10% of its total assets in the securities of one or more investment companies; or

(9)      Make loans of money or securities,  except that the Fund may
         (i) invest in repurchase  agreements and commercial paper;
         (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of nonfundamental policy, the Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Write, purchase or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options;

(5) Make short sales of securities or maintain a short position, except short sales "against the box." A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. (While the Fund has reserved the right to make short sales "against the box", the Advisor has no present intention of engaging in such transactions at this time or during the coming year); or

(6) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupations during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended February 28, 1997:

Name, Position,                                      Principal Occupation(s)                   Compensation
Age  and Address                                     During Past 5 Years                       From the Trust
------------------                                   --------------------                      --------------

Jack E. Brinson (age 65)                             President, Brinson Investment Co.             $7,000
Trustee                                              President, Brinson Chevrolet, Inc.
1105 Panola Street                                   Tarboro, North Carolina;
Tarboro, North Carolina  27886                       Trustee, The Nottingham Investment
                                                     Trust II and Gardner Lewis Investment
                                                     Trust, Raleigh, North Carolina

David S. Brollier (age 54)                           President, America's Utility Fund,            $3,500
Trustee                                              Inc.; previously Director, Vice
1633 Monument Avenue                                 President and Assistant
Richmond, Virginia 23220                             Treasurer of Dominion Capital, Inc.
                                                     and Assistant Treasurer of Dominion
                                                     Resources, Inc., Richmond, Virginia

O. James Peterson III (age 61)                       Chief Financial Officer                       $7,750
Trustee                                              Colonial Downs,
6201 North Courthouse Road                           New Kent, Virginia;
New Kent, Virginia 23124                             Trustee, The Nottingham Investment
                                                     Trust II, Raleigh, North Carolina;
                                                     previously, Chief Financial Officer of
                                                     Pimlico Race Course, Laurel, Maryland;
                                                     previously Senior Vice President and Chief
                                                     Financial Officer of Dominion Resources, Inc.,
                                                     Richmond, Virginia

Christopher J. Smith (age 30)                        President                                     $7,750
Trustee*                                             ObjectTiger Ltd.
867 Thorntree Court                                  Bloomfield Hills, Michigan; previously,
Bloomfield Hills, Michigan 48304                     Corporate Counsel of
                                                     Seligman & Associates and
                                                     Director of Amelia Earhart
                                                     Capital Management, Inc.,
                                                     Southfield, Michigan

Ashby M. Foote III (age 45)                          President
President                                            Vector Money Management, Inc.
Mississippi Opportunity Fund                         Jackson, Mississippi
4266 I-55 North, Suite 102
Jackson, Mississippi  39211

Jasen M. Snelling (age 33 )                          President
President                                            CityFund Advisory, Inc; previously,
Regional Opportunity Fund:                           Registered Representative of
Ohio Indiana Kentucky                                PNC Securities Corp.
P.O. Box 54944                                       and of Provident
Cincinnati, Ohio 45254                               Securities Investment Co.,
                                                     Cincinnati, Ohio

                                                         - 7 -






Robert B. Thompson (age 50)                          Chief Executive Officer
President                                            Morehead Capital Advisors LLC,
The CarolinasFund                                    Charlotte, North Carolina
1712 East Boulevard
Charlotte, North Carolina 28203

Jill H. Travis (age 48)                              President
President                                            Amelia Earhart Capital Management, Inc.
Amelia Earhart: Eagle Equity Fund                    Southfield, Michigan;
One Towne Square                                     President
Suite 1913                                           Jill H. Travis, CFP
Southfield, Michigan 48076                           Shelby Township, Michigan

Robert G. Dorsey (age 40)                            President and Treasurer, Countrywide Fund
Vice President                                       Services, Inc.; Vice President-Finance and
312 Walnut Street, 21st Floor                        Treasurer, Countrywide Financial Services,
Cincinnati, Ohio 45202                               Inc.; Treasurer, Countrywide Investments, Inc.;
                                                     Vice President, Countrywide Investment Trust,
                                                     Countrywide Tax-Free Trust and Countrywide
                                                     Strategic Trust; Cincinnati, Ohio

John F. Splain (age 40)                              Vice President,  Secretary and General
Secretary                                            Counsel, Countrywide Fund Services, Inc;
312 Walnut Street, 21st Floor                        Secretary and General Counsel, Countrywide
Cincinnati, Ohio 45202                               Financial Services, Inc. and Countrywide
                                                     Investments, Inc.; Secretary, Countrywide
                                                     Investment Trust, Countrywide Tax-Free
                                                     Trust and Countrywide Strategic Trust
                                                     Cincinnati, Ohio

Mark J. Seger (age 35)                               Vice President, Countrywide Fund Services, Inc.;
Treasurer                                            Treasurer, Countrywide Investment Trust,
312 Walnut Street, 21st Floor                        Countrywide Tax-Free Trust and Countrywide
Cincinnati, Ohio 45202                               Strategic Trust
                                                     Cincinnati, Ohio
-------------------------------------
* Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

The officers of the Trust do not receive compensation from the Trust for performing the duties of their office. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with their attendance at Board meetings.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of June 13, 1997, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, Midsouth Data Systems, Inc. Retirement Trust, 1670 Hendersonville Road, Asheville, North Carolina 28803, owned of record 6.8% of the then outstanding Investor Shares of the Fund; Robert Stowe Jr. Foundation Inc., P.O. Box 351, Belmont, North Carolina 28012, owned of record 16.2% of the then outstanding Institutional Shares of the Fund; J.C. Blucher Ehringhaus III IRA Rollover, 2565 Roswell Avenue, Charlotte, North Carolina 28209, owned of record 14.3% of the then outstanding Institutional Shares of the Fund; Profit Sharing Plan & Trust of Bellamy, Rutenberg, Copeland, Epps, Gravely & Bowers P.A., P.O. Box 357, Myrtle Beach, South Carolina 29578, owned of record 7.7% of the then outstanding Institutional Shares of the Fund; Chapin Company 401K Plan, P.O. Box 2568, Myrtle Beach, South Carolina 29578, owned of record 7.7% of the then outstanding Institutional Shares of the Fund; John O. Fairey, Marie J. Fairey JTWROS, 5016 Hillside Road, Columbia, South Carolina, owned of record 7.7% of the then outstanding Institutional Shares of the Fund; The Niles Stevens Trust, P.O. Box 357, Myrtle Beach, South Carolina 29578, owned of record 7.6% of the then outstanding Institutional Shares of the Fund; Robert W. Donaldson Jr. IRA Account, 2531 Forest Drive, Charlotte, North Carolina 28211, owned of record 7.1% of the then outstanding Institutional Shares of the Fund; and Premiere Homes Inc. PSP, 4603 Western Boulevard, Raleigh, North Carolina 27606, owned of record 6.1% of the then outstanding Institutional Shares of the Fund.

                               INVESTMENT ADVISOR

Morehead Capital Advisors LLC (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement will be renewed for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of 1% of the Fund's average daily net assets. For the fiscal year ended February 28, 1997, the Advisor waived its entire advisory fee of $27,685 and reimbursed the Fund $58,459 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal year ended February 29, 1996, the Advisor waived its entire advisory fee of $11,386 and reimbursed the Fund $69,248 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal period ended February 28, 1995, the Advisor waived its entire advisory fee of $410 and reimbursed the Fund $10,548 of expenses in order to voluntarily reduce the operating expenses of the Fund.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor also provides, at its own expense, certain Executive Officers to the Trust.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor attempts to obtain the best execution for all securities brokerage transactions.

Under the Advisory Agreement, the Advisor is not responsible for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month for each class of shares.
In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives $2,000 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable the

Administrator to perform its duties.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month.

For the fiscal year ended February 28, 1997, the Administrator received from the Fund transfer agent fees of $15,000, accounting and pricing fees of $15,000 and administrative fees of $7,500. Prior to June 1, 1996 the administrator to the Fund was The Nottingham Company, Rocky Mount, North Carolina. For the fiscal years ended February 28, 1997 and February 29, 1996, The Nottingham Company received from the Fund fees of $10,552 and $36,000, respectively.

                                   DISTRIBUTOR

Alpha-Omega Capital Corp. (the "Distributor") is the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell Investor Shares of the Fund. The Distributor retains the entire sales charge on all direct investments in Investor Shares and on all investments in accounts with no designated dealer of record. Prior to April 21, 1997, Countrywide Investments, Inc. (formerly Midwest Group Financial Services, Inc.) served as the distributor for the Fund. For the fiscal year ended February 28, 1997, Countrywide Investments, Inc. earned $5,923 in underwriting and broker commissions. Prior to June 1, 1996, Capital Investment Group, Inc. served as distributor for the Fund. For the fiscal year ended February 29, 1996, Capital Investment Group, Inc. earned $5,198 in underwriting commissions.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in Investor Shares for which the dealer is designated as the party responsible for the account. See "Distribution Plan Under Rule

12b-1" below.

                                OTHER SERVICES

AUDITORS. The firm of KPMG Peat Marwick LLP, 201 East Fifth Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Fund.

CUSTODIAN. The Custodian of the Fund's assets is The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund. For its services as Custodian, the Custodian receives an annual fee from the Fund based on the average net assets of the Fund held by the Custodian.

                                    BROKERAGE

It is the Fund's practice to seek to obtain the best overall terms available in executing Fund transactions and selecting brokers or dealers. Subject to the general supervision of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the economy and the stock, bond and government securities markets.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or other services received as a result of securities transactions effected for such other accounts.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution from such firm. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund purchases money market instruments from dealers, underwriters and issuers. The Fund does not expect to incur any brokerage commissions on such purchases because money market instruments are generally traded on a net basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e. without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Investment decisions for the Fund will be made independently from those for any other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and other accounts, the transaction will be averaged as to price and available investments allocated as to amount, in the manner which the Advisor believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995, the total amount of brokerage commissions paid by the Fund were $3,449, $9,704 and $306, respectively.

                       DISTRIBUTION PLAN UNDER RULE 12b-1

The Trust has adopted a Plan of Distribution for Investor Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits Investor Shares of the Fund to pay for expenses incurred in the distribution and promotion of such shares.

Under the Plan, the Fund may expend in any fiscal year up to .50% of the Investor Shares' average daily net assets to finance any activity which is primarily intended to result in the sale of Investor Shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Plan as service fees to any person who sells Investor Shares may not exceed an annual rate of .25% of the average daily net assets of such shares.

During the fiscal year ended February 28, 1997, Investor Shares incurred $10,373 in distribution costs under the Plan for payments to broker-dealers and others for the sale or retention of assets.

Robert B. Thompson, as the Executive Manager of the Advisor, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

Potential benefits to the Fund from the Plan include improved shareholder servicing, savings in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization. Subject to its practice of seeking to obtain best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

The Plan, the Underwriting Agreement with the Distributor and the form of Dealer Agreement with broker-dealers have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Underwriting Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above. Each year the Trustees must determine that continuation of the Plan is in the best interests of shareholders of the Fund and there is a reasonable likelihood that the Plan will benefit the Fund. The Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan, the Underwriting Agreement and the Dealer Agreements may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority of the outstanding Investor Shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority of the outstanding Investor Shares as well as a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the Plan (the "Independent Trustees"). In order for the Plan to remain effective, the selection and nomination of those Trustees who are not interested persons of the Trust must be effected by the Independent Trustees during such period.
All amounts spent by the Fund pursuant to the Plan must be reported quarterly in a written report to the Trustees for their review.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth day or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

REDEMPTION IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting the Distributor or the Administrator. Selling dealers have the responsibility of transmitting orders promptly to the Administrator. The public offering price of Investor Shares equals net asset value plus a sales charge. Institutional Shares are sold at net asset value. The Distributor receives the sales charge on Investor Shares as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions for Investor Shares is set forth in the Prospectus. See "How to Purchase Shares" in the Prospectus.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

                          HOW SHARE PRICE IS DETERMINED

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund and they have adopted procedures to do so as follows:

The public offering price (net asset value plus applicable sales charge) of Investor Shares and the net asset value of Institutional Shares of the Fund is determined as of 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's share price will not be determined.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class and dividing the result by the number of outstanding shares of that class. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/ losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocable to a particular class of shares will be allocated to each class based on the net assets of that class in relation to the net assets of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net assets of all series in the Trust at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class of shares (such as distribution fees attributable to Investor Shares) will be charged to that class. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees and certain printing and postage expenses) may be charged to that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than another class and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to the Fund and its classes are conclusive.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is derived with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more that 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long term capital loss to the extent of the capital gain dividends with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their tax return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Declaration of Trust currently provides for the shares of four series: the Amelia Earhart: Eagle Equity Fund managed by Amelia Earhart Capital Management, Inc. of Southfield Michigan; the Regional Opportunity Fund: Ohio Indiana Kentucky managed by CityFund Advisory, Inc. of Cincinnati, Ohio; the Mississippi Opportunity Fund managed by Vector Money Management, Inc. of Jackson, Mississippi and the Fund. The Board of Trustees has authorized separate classes of shares for each series of the Trust.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series in the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. Under Rule 18f-2 of the 1940 Act, the approval of an investment advisory agreement, a material change to a Rule 12b-1 Plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Prior to June 1, 1996 the Trust was named The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. Average annual total return and yield are computed separately for Investor and Institutional Shares of the Fund. The yield of Institutional Shares is expected to be higher than the yield of Investor Shares due to the distribution fees imposed on Investor Shares. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. The average annual total returns of Investor Shares for the one year period ended February 28, 1997 and the period since inception (January 3, 1995) to February 28, 1997 are 3.65% and 12.77%, respectively. The average annual total returns of Institutional Shares for the one year period ended February 28, 1997 and the period since inception (May 22, 1995) to February 28, 1997 are 7.81% and 14.29%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

The cumulative total return for Investor Shares (computed without the applicable sales load) for the period since inception (January 3, 1995) to February 28, 1997 is 34.29%. The cumulative total return for Institutional Shares for the period since inception (May 22, 1995) to February 28, 1997 is 26.99%. The average annual Nonstandardized Returns of Investor Shares for the one year period ended February 28, 1997 and for the period since inception (January 3, 1995) to February 28, 1997 are 7.41% and 14.65%, respectively. The average annual Nonstandardized Returns of Institutional Shares (computed without the applicable sales load) for the one year period ended February 28, 1997 and for the period since inception (May 22, 1995) to February 28, 1997 are 7.81% and 14.29%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged portfolios of companies located in North and South Carolina. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

               ADDITIONAL INFORMATION ON NORTH AND SOUTH CAROLINA

The Advisor believes North and South Carolina have an economic atmosphere anchored by: low taxes; progressive governments that support business growth and opportunity; ready availability of capital, a highly skilled workforce, combined with right-to-work status; major transportation and distribution hubs; nationally recognized colleges and universities, plus statewide community college networks; and citizens who enjoy an outstanding quality of life, based on traditional values, a strong work ethic, and a commitment to education and the arts.

Throughout the 1990's both North and South Carolina have diversified their employment base through steady growth in services and trade. State unemployment in 1996 averaged 4%-4.5% in North Carolina and 5.5% in South Carolina, below the national level. North Carolina's strongest job gains in 1996 were in the services, retail trade and durable goods manufacturing sectors. Manufacturing remains the leading economic sector in North Carolina but its non-manufacturing sector continues to enjoy strong employment growth, particularly in the construction, financial services and high-technology sectors. South Carolina's manufacturing sector continues to broaden beyond its traditional textile orientation. Industrial expansion in nondurable manufacturing has been fueled by the competitive tax structure, low cost of living and nonunion labor environment in South Carolina, creating higher skill, higher wage, employment opportunities. Steady services and trade sector growth, fueled largely by the tourism and retirement industries, have contributed to South Carolina's diversifying employment base and improved income levels. (Source: Standard & Poor's.)

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

Under normal market conditions, at least 90% of the Fund's net assets will be invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the four highest ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

       A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the four highest ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are give a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The  following  summarizes  the four  highest  ratings  used by Fitch  Investors
Service, Inc. ("Fitch") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A: Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB: Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.

Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment- Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper.

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S RATINGS:

The following  summarizes the four highest  ratings used by Duff & Phelps Credit
Rating  Co.   ("D&P")   for  bonds  which  are  deemed  by  the  Advisor  to  be
Investment-Grade Debt Securities.

       AAA: This is the highest rating credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Bonds rated A have average but adequate protection factors. However risk factors are more variable and greater in periods of economic stress.

       BBB: Bonds rated BBB have below average protection factors, but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds  rated  BB, B and CCC by D&P are not  considered  Investment-  Grade  Debt
Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                        FINANCIAL STATEMENTS AND REPORTS

The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of February 28, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                               The CarolinasFund









                                 Annual Report
                               February 28, 1997









  Investment Adviser                                Administrator
Morehead Capital Advisors LLC                Countrywide Fund Services, Inc.
  1712 East Boulevard                            312 Walnut Street
 Charlotte, NC 28203                             P.O. Box 5354
  1.800.934.1012                            Cincinnati, Ohio 45202-5354
                                                 1.800.543.8721



                         Shareholder Services
                            1.800.580.4820

The CarolinasFund                                   Post Office Box 561778
                                                    Charlotte, North Carolina
                                                    28256-1778

                                                    704/344-1012
                                                    800/934-1012
                                                    Fax 704/455-5642

April 28, 1997



REPORT TO SHAREHOLDERS:

The total return for Investor Class shares of the Fund for the fiscal year ended February 28, 1997 was 7.41%. The net asset value increased from $12.44 at the beginning of the fiscal year to $13.36 as of February 28, 1997.

The fund continues to gain strength in financial holdings, including NationsBank, First Union National Corp., HFNC Financial, and United Carolina Bank. Retailers, including Ruddick and Family Dollar, also contributed greatly to the performance of the Fund.

Technology issues have lagged the market across the country, and several companies, such as Glenayre Technologies and Kemet, certainly affected the performance of the Fund overall.

Our region is still buoyed by a strong economy, and we contine to remain optomistic about the long term growth of the Fund.

Sincerely,

/s/ Robert B. Thompson
Robert B. Thompson
President

A representation of the graphic material contained in The CarolinasFund Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in The CarolinasFund* and the S&P 500 Index

S&P 500 INDEX: (w/ reinvested divds)
                        QTRLY
      DATE             RETURN            BALANCE
        01/03/95                               10,000
        03/31/95             9.74%             10,974
        06/30/95             9.55%             12,021
        09/30/95             7.95%             12,977
        12/31/95             6.02%             13,758
        03/31/96             5.37%             14,496
        06/30/96             4.49%             15,147
        09/30/96             3.09%             15,615
        12/31/96             8.34%             16,917
        02/28/97             7.08%             18,115


THE CAROLINASFUND: (INVESTOR)

                        QTRLY
      DATE             RETURN            BALANCE
        01/03/95                                9,650
        03/31/95             5.12%             10,144
        06/30/95             5.18%             10,669
        09/30/95            10.48%             11,787
        12/31/95            -1.17%             11,648
        03/31/96             5.24%             12,258
        06/30/96             0.96%             12,376
        09/30/96            -1.80%             12,153
        12/31/96             4.64%             12,717
        02/28/97             1.91%             12,959

Past poerformance is not predictive of future performance.

The CarolinasFund
Average Annual Total Returns

                            1 Year            Since Inception*
Investor Class              3.65%                12.80%
Institutional Class         7.81%                14.36%

* The chart above represents performance of Investor Class shares only, which will vary from the performance of Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Fund inception was January 3, 1995, and the initial public offering of Institutional Class shares commenced on May 22, 1995.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The CarolinasFund (the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the highlights for the years ended February 28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to Feburary
28, 1995.   These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Carolinas Fund as of February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the years ended February
28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to February 28, 1995 in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

                                The CarolinasFund

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 1997

   ASSETS
      Investments in securities, at value (cost $2,842,356) (Note 1)             $3,299,831
      Investments in repurchase agreements (Note 1)                                  53,000
      Cash                                                                              991
      Receivable for capital shares sold                                            106,221
      Dividends and interest receivable                                               5,698
      Receivable from Adviser (Note 3)                                                1,902
      Organization expenses, net (Note 1)                                            26,384
      Other assets                                                                    1,595
         TOTAL ASSETS                                                             3,495,622
                                                                                  =========
   LIABILITIES
      Payable for securities purchased                                               41,521
      Other accrued expenses and liabilities                                         12,800
         TOTAL LIABILITIES                                                           54,321

   NET ASSETS                                                                     3,441,301
                                                                                  =========
   Net assets consist of:
   Capital shares                                                                 3,036,958
   Accumulated net realized losses from security transactions                       (53,132)
   Net unrealized appreciation on investments                                       457,475
   Net assets                                                                     3,441,301
                                                                                  ==========
   PRICING OF INVESTOR CLASS SHARES
   Net assets applicable to Investor Class shares                                 2,706,214
                                                                                  ==========
   Shares of beneficial interest outstanding (unlimited number of shares
      authorized, no par value)                                                     202,553
                                                                                    =======
   Net asset value and redemption price per share (Note 1)                            13.36
                                                                                      =====
   Maximum offering price per share (Note 1)                                          13.84
                                                                                      =====
   PRICING OF INSTITUTIONAL CLASS SHARES
   Net assets applicable to Institutional Class shares                              735,087
                                                                                    =======
   Shares of beneficial interest outstanding (unlimited number of shares
      authorized, no par value)                                                      54,234
                                                                                     ======
   Net asset value, offering price and redemption price per share                     13.55
   (Note 1)                                                                           =====

   See accompanying notes to the financial statements.

                                The CarolinasFund

                             STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997

   INVESTMENT INCOME
      Dividends                                                                        $         53,558
      Interest                                                                                    2,217
         TOTAL INVESTMENT INCOME                                                                 55,775
                                                                                                 ------
   EXPENSES
      Investment advisory fees (Note 3)                                                          27,685
      Accounting services fees (Note 3)                                                          23,250
      Shareholder services and transfer agent fees (Note 3)                                      15,274
      Professional fees                                                                          15,124
      Distribution expenses, Investor Class (Note 3)                                             10,373
      Administration fees (Note 3)                                                                9,528
      Amortization of organization expenses (Note 1)                                              9,296
      Trustees' fees and expenses                                                                 6,982
      Custodian fees                                                                              6,098
      Registration fees                                                                           5,692
      Postage and supplies                                                                        5,628
      Printing of shareholder reports                                                             4,910
      Insurance expense                                                                           4,263
      Other expenses                                                                              2,034
         TOTAL EXPENSES                                                                         146,137
      Fees waived and expenses reimbursed by the Adviser (Note 3)                               (86,144)
         NET EXPENSES                                                                            59,993

   NET INVESTMENT LOSS                                                                           (4,218)
                                                                                                  ------
   REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
      Net realized losses from security transactions                                            (53,045)
      Net change in unrealized appreciation/depreciation on investments                         256,182
                                                                                                -------
   NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                            203,137
                                                                                                -------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $        198,919
                                                                                                =======

   See accompanying notes to the financial statements.

                                The CarolinasFund

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Years Ended February 28, 1997 and February 29, 1996

                                                                                              Year                     Year
                                                                                             Ended                    Ended
                                                                                         Feb. 28, 1997              Feb. 29, 1996
              FROM OPERATIONS:
                 Net investment income (loss)                                     $             (4,218)  $              752
                 Net realized gains (losses) from security transactions                        (53,045)               3,855
                 Net change in unrealized appreciation/depreciation
                    on investments                                                             256,182              190,112
              Net increase in net assets from operations                                       198,919              194,719
                                                                                               -------              -------
              DISTRIBUTIONS TO SHAREHOLDERS:
                 From net investment income, Investor Class                                        --               (1,987)
                 From net investment income, Institutional Class                                   --                   (1)
                 From net realized gains - Investor Class                                         (279)              (3,336)
                 From net realized gains - Institutional Class                                     (73)                  (5)
              Decrease in net assets from distributions to shareholders                           (352)              (5,329)
                                                                                                  -----              -------
              FROM CAPITAL SHARES
                 TRANSACTIONS (A):
              Investor Class
                 Proceeds from shares sold                                                   1,380,508            1,540,284
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                               272                3,765
                 Payments for shares redeemed                                                 (747,596)            (106,624)
              Net increase in net assets from
                 from Investor Class share transactions                                        633,184            1,437,425
                                                                                               -------            ---------
              Institutional Class
                 Proceeds from shares sold                                                     709,026               23,186
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                                73                    6
                 Payments for shares redeemed                                                  (21,939)                  --
              Net increase in net assets from
                 from Institutional Class share transactions                                   687,160               23,192

              Net increase from capital share transactions                                   1,320,344            1,460,617

              TOTAL INCREASE IN NET ASSETS                                                   1,518,911            1,650,007

              NET ASSETS:
                 Beginning of year                                                           1,922,390              272,383
                 End of year                                                      $          3,441,301   $        1,922,390
                                                                                             =========            =========


              (A)Summary of capital share activity:
                 INVESTOR CLASS
                 Shares sold                                                                   107,377              135,220
                 Shares issued in reinvestment of distributions to shareholders                     21                  329
                 Shares redeemed                                                               (57,358)              (8,872)
                 Net increase in shares outstanding                                             50,040              126,677
                 Shares outstanding, beginning of year                                         152,513               25,836
                 Shares outstanding, end of year                                               202,553              152,513
                                                                                               =======              ========
                 INSTITUTIONAL CLASS
                 Shares sold                                                                    53,938                1,954
                 Shares issued in reinvestment of distributions to shareholders                      5                    1
                 Shares redeemed                                                                (1,664)                  --
                 Net increase in shares outstanding                                             52,279                1,955
                 Shares outstanding, beginning of year                                           1,955                   --
                 Shares outstanding, end of year                                                54,234                1,955
                                                                                                =======               ======




              See accompanying notes to the financial statements.

                      The CarolinasFund-Institutional Class

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period



                                                             Year               Period
                                                             Ended              Ended
                                                         Feb. 28, 1997      Feb. 29, 1996(A)

     Net asset value at beginning of period          $            12.57  $           10.72
                                                                  -----              -----
     Income from investment operations:
        Net investment income                                      0.01               0.02
        Net realized and unrealized gains
           on investments                                          0.97               1.88
                                                                   ----               ----
     Total from investment operations                              0.98               1.90
                                                                   ----               -----
     Less distributions:
        Dividends from net investment income                         --              (0.02)
        Distributions from net realized gains                        --              (0.03)
                                                                   -----             ------
     Total distributions                                             --              (0.05)
                                                                   -----             -------

     Net asset value at end of period                $            13.55  $           12.57
                                                                  ======             ======
     Total return (B)                                              7.81%             17.68%
                                                                  =======            =======
     Net assets at end of period                     $          735,087  $          24,576
                                                                ========            ========
     Ratio of expenses to average net assets
        Before expense reimbursement and waived fees               4.85%              8.40%(D)
        After expense reimbursement and waived fees                1.73%              1.69%(D)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursement and waived fees              (2.89)%             6.07)%(D)
        After expense reimbursement and waived fees                0.22%               0.64%(D)

     Portfolio turnover rate                                          5%                16%

     Average commission rate per share (C)           $           0.0600                 --


(A)Represents the period from the commencement of operations (May 22, 1995) through February
   29, 1996.
(B)The total returns shown do not include the effect of applicable sales loads.

(C)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(D)Annualized.


See accompanying notes to the financial statements.

                        The CarolinasFund-Investor Class

                              FINANCIAL HIGHLIGHTS

 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period



                                                       Year              Year              Period
                                                       Ended             Ended             Ended
                                                   Feb. 28, 1997     Feb. 29, 1996     Feb. 28, 1995(A)

     Net asset value at beginning of period     $           12.44  $         10.54  $           10.00
                                                            ------           -----              -----
     Income from investment operations:
        Net investment income (loss)                        (0.02)            0.01               0.04
        Net realized and unrealized gains
           on investments                                    0.94             1.95               0.50
                                                            -------           ------             -----
     Total from investment operations                        0.92             1.96               0.54
                                                            -------           -------            ------
     Less distributions:
        Dividends from net investment income                   --            (0.03)                --
        Distributions from net realized gains                  --            (0.03)                --
                                                            --------         --------            ------
     Total distributions                                       --            (0.06)                --
                                                            --------         ---------           ------
     Net asset value at end of period           $           13.36     $       12.44    $          10.54
                                                            =========         ========           =======
     Total return(B)                                         7.41%            18.59%              5.40%
                                                            =========        =========           ========
     Net assets at end of period                $       2,706,214  $     1,897,814     $         272,383
                                                        ===========      =============           =========
     Ratio of expenses to average net assets
        Before expense reimbursement and waived fee          5.33%            9.45%             37.10%(D)
        After expense reimbursement and waived fee           2.22%            2.17%              2.21%(D)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursement and waived fee       (3.31)%           (7.21)%           (32.27)%(D)
        After expense reimbursement and waived fee        (0.20)%             0.06%              2.62%(D)

     Portfolio turnover rate                                    5%              16%                 0%

     Average commission rate per share(C)       $          0.0600               --                 --


     (A)Represents the period from the commencement of operations (January 3, 1995) through February 28, 1995

     (B)The total returns shown do not include the effect of applicable sales loads.

     (C)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

     (D)Annualized.


     See accompanying notes to the financial statements.

                                The CarolinasFund

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997

          Shares                                                     Value
                     COMMON STOCKS - 95.9%
                     FINANCIAL SERVICES - 34.3%
            300        Bank of Granite Corp.                     $    8,775
          1,100        CCB Financial Corp.                           75,488
          1,800        Centura Banks, Inc.                           78,750
            900        First Citizens BancShares, Inc.  - Class A    69,525
          1,700        First Union Corp.                            149,175
            600        HFNC Financial Corp.                          12,750
          1,100        Highwoods Properties, Inc.                    37,950
          1,300        Insignia Financial Group, Inc. - Class A (a)  27,625
            900        Integon Corp.                                 11,587
          2,050        Jefferson-Pilot Corp.                        120,950
          1,400        Liberty Corp.                                 57,575
          2,800        NationsBank Corp.                            167,650
          3,500        Southern National Corp.                      136,063
          1,200        Summit Properties, Inc.                       24,300
          1,550        United Carolina Bancshares                    67,618
          2,200        Wachovia Corp.                               133,925
                                                                   1,179,706
                     INDUSTRIAL - 21.5%
          3,200        AVX Corp.                                     70,800
          4,500        Burlington Industries, Inc. (a)               57,938
          3,100        Collins & Aikman Corp. (a)                    24,412
          3,000        Coltec Industries, Inc. (a)                   54,750
          1,000        Guilford Mills, Inc.                          28,625
          3,200        Martin Marietta Materials, Inc.               84,400
          1,800        Nucor Corp.                                   86,625
          1,700        Quintiles Transnational Corp. (a)            111,138
            800        Springs Industries, Inc. - Class A (a)        35,300
          3,300        Unifi, Inc. (a)                              105,187
          3,000        United Dominion Industries, Ltd.              80,625
                                                                    739,800
                     CONSUMER, CYCLICAL - 11.3%
          4,600        Family Dollar Stores, Inc.                   108,675
          2,800        Lowe's Companies, Inc.                       102,200
          4,200        Oakwood Homes Corp.                           82,950
          2,900        Ryan's Family Steak Houses, Inc. (a)          21,388
          3,100        Speedway Motorsports, Inc. (a)                72,850
                                                                    388,063

                             The CarolinasFund

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997





       Shares                                                      Value
                     UTILITIES - 9.8%
          2,700        Carolina Power & Light Co.                $  100,238
          1,900        Duke Power Co.                                84,075
          1,700        Piedmont Natural Gas Company, Inc.            40,162
          1,000        Public Service Co. of North Carolina, Inc.    18,250
          3,600        SCANA Corp.                                   94,050
                                                                    336,775
                     TECHNOLOGY - 7.2%
          2,425        Glenayre Technologies, Inc. (a)               32,131
          2,100        Kemet Corp. (a)                               46,725
          1,900        Medic Computer Systems, Inc. (a)              68,400
          1,100        Pharmaceutical Product Development, Inc. (a)  25,850
          1,200        Policy Management Systems Corp. (a)           51,600
          1,600        Vanguard Cellular Systems, Inc.- Class A(a)   22,600
                                                                    247,306
                      CONSUMER, NON-CYCLICAL - 6.7%
            700        Coca-Cola Bottling Co.                        30,100
         13,800        Food Lion, Inc. - Class A                    109,538
          1,600        Lance, Inc.                                   29,600
            500        Personnel Group Of America, Inc. (a)          12,812
          3,100        Ruddick Corp.                                 49,600
                                                                    231,650
                     BASIC MATERIALS - 5.1%
          2,100        Bowater, Inc.                                 88,988
          3,335        Sonoco Products Co.                           87,543
                                                                    176,531

                     TOTAL COMMON STOCKS (Cost $2,842,356)       $ 3,299,831

                              The CarolinasFund

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997


       Face
       Value                                                         Value
                     REPURCHASE AGREEMENTS (b) - 1.5%
 $       53,000        Fifth Third Bank, 4.80%, dated 2/28/1997,
                         due 3/3/1997, repurchase proceeds $53,021
                         (cost $53,000)                          $   53,000

                     Total Investments and Repurchase Agreements
                       at Value - 97.4%                          $ 3,352,831

                     Other Assets in excess of Liabilities - 2.6%    88,470

                     Net Assets - 100.0%                         $ 3,441,301


(a)Non-income producing securities.

(b)Repurchase agreement is fully collateralized by $55,000 par value, FHLMC Pool #G10452, 7.00%, due 2/1/2011.

   See accompanying notes to the financial statements.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


1.  Significant Accounting Policies

The CarolinasFund (the Fund) is a non-diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on August 12, 1992. The Fund began operations on January 3, 1995.

The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks of publicly-traded companies headquartered in North and South Carolina.

The Fund offers two classes of shares: Investor Class shares (sold subject to a maximum front-end sales load of 3.50% and a distribution fee of up to 0.50% of average daily net assets) and Institutional Class shares (offered to institutional investors at net asset value without a sales charge and not subject to distribution fees). Each Investor and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Investor shares bear the expenses of distribution fees, which is expected to cause Investor shares to have a higher expense ratio and to pay lower dividends than Institutional shares; and (ii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally invests its cash reserves by entering into repurchase agreements with the custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Investor Class shares is equal to net asset value per share plus a sales load equal to 3.63% of the net asset value (or 3.50% of the offering price). The offering price of Institutional Class shares is equal to net asset value per share. The redemption price per share of Investor Class shares and Institutional Class shares is equal to net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997



Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expense -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Allocation between classes -- Investment income earned by the Fund and realized and unrealized gains and losses on investments are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Distribution expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made: accumulated net investment loss has been decreased by $4,218, resulting in a reclassification adjustment to decrease paid-in capital by $4,218. This reclassification has no effect on net assets or net asset value per share.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


The following information is based upon the federal income tax cost of portfolio investments of the Fund as of February 28, 1997:

        Gross unrealized appreciation.........................     $ 613,242
        Gross unrealized depreciation...........................   ( 155,767)
        Net unrealized appreciation................................$ 457,475


As of February 28, 1997, the tax cost basis of investments for the Fund was $2,842,356 and the Fund had $53,132 of capital loss carryforwards for federal income tax purposes, none of which expire prior to February 28, 2005. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  Investment Transactions

During the fiscal year ended  February 28,  1997,  purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $1,374,714 and $140,044, respectively.

3.  Transactions with Affiliates

Certain officers of the Trust are also officers of Morehead Capital Advisors LLC (the Adviser), Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund. Prior to February 28, 1997, CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc., respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 1.00% on its average daily net assets. The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.25% and 1.75% of average daily net assets for Investor Class shares and Institutional Class shares, respectively. Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund $58,459 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $2,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $1,500 during the first six months of the Agreement. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund. However, CFS reduced the monthly fee to $1,500 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others. During the fiscal year ended February 28, 1997, Countrywide earned $5,923 from underwriting and broker commissions on the sale of Fund shares. The Trust has adopted a Distribution Plan (the Plan) with respect to Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Investor Class shares, not to exceed 0.50% of average daily net assets applicable to Investor Class shares. For the fiscal year ended February 28, 1997, Investor Class shares incurred $10,373 of such expenses under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above. As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next $50 million of such assets, and 0.15% of such assets over $100 million. In addition, TNC received a monthly fee of $2,750 for accounting and recordkeeping services and a monthly fee for shareholder servicing. Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000. During the three months ended May 31, 1996, TNC received $10,551 of fees under the contract. Certain Trustees and officers of the Fund prior to June 1, 1996, were also officers of TNC.

                       STATEMENT OF ADDITIONAL INFORMATION


                          MISSISSIPPI OPPORTUNITY FUND


                                  July 1, 1997


                                   A Series of
                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-580-4820


                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.........................................2
INVESTMENT LIMITATIONS....................................................5
TRUSTEES AND OFFICERS.....................................................8
INVESTMENT ADVISOR.......................................................10
ADMINISTRATOR............................................................12
DISTRIBUTOR..............................................................12
OTHER SERVICES...........................................................13
BROKERAGE................................................................13
DISTRIBUTION PLANS UNDER RULE 12b-1......................................15
SPECIAL SHAREHOLDER SERVICES.............................................17
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................19
HOW SHARE PRICE IS DETERMINED............................................20
ADDITIONAL TAX INFORMATION...............................................21
DESCRIPTION OF THE TRUST.................................................24
CALCULATION OF PERFORMANCE DATA..........................................25
APPENDIX A - DESCRIPTION OF RATINGS......................................29
FINANCIAL STATEMENTS AND REPORTS.........................................34



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated July 1, 1997 for the Mississippi Opportunity Fund (the "Fund"). Copies of the Fund's Prospectus may be obtained at no charge from the Fund, at the address and phone number shown above.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used but not defined have the same meaning as in the Prospectus. A description of the various ratings used by the nationally recognized statistical rating organizations ("NRSROs") for securities in which the Fund may invest is included in this SAI as Appendix A.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Bankers' Acceptances are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any NRSRO or, if not rated, is of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Within its limitation on investments in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

WRITING COVERED CALL OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options ("calls") may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. When the Fund writes a call, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call at any time during the call period (usually not more than 9 months) at a fixed exercise or "strike" price (which may, and often does, differ from the market price of the underlying securities at the time of writing the call). The strike price remains the same throughout the option period, regardless of market price changes. To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying securities as well. If a call written by the Fund is exercised the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Utilizing the facilities of the Options Clearing Corporation ("OCC"), the Custodian or a securities depository acting for the Custodian, will, as the Fund's escrow agent, hold the securities underlying calls written by the Fund, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions it pays. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code. One of the requirements for such qualification is that gains realized from the sale of securities held by the Fund less than three months must comprise less than 30% of the Fund's gross income. Due to this requirement, the Fund will limit the extent to which it writes call options on investments held less than 3 months.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval of the holders of a majority of the outstanding voting shares of the Fund. When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust (or the Fund). Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure
         (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate, (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases).

(4) Underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws.

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)      Purchase foreign securities;

(8) Invest more than 10% of its total assets in the securities of one or more investment companies;

(9) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities; or

(10) Write, purchase or sell puts, calls, straddles, or combinations thereof or futures contracts or related options (but the Fund may write covered call options as described in the Prospectus).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS A MATTER OF NONFUNDAMENTAL POLICY, THE FUND MAY
NOT:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Make short sales of securities or maintain a short position, except short sales "against the box." A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. (While the Fund has reserved the right to make short sales "against the box", the Advisor has no present intention of engaging in such transactions at this time or during the coming year); or

(5) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupations during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended February 28, 1997:

Name, Position,                                      Principal Occupation(s)                   Compensation
Age  and Address                                     During Past 5 Years                       From the Trust
------------------                                   --------------------                      --------------

Jack E. Brinson (age 65)                             President, Brinson Investment Co.             $7,000
Trustee                                              President, Brinson Chevrolet, Inc.
1105 Panola Street                                   Tarboro, North Carolina;
Tarboro, North Carolina  27886                       Trustee, The Nottingham Investment
                                                     Trust II and Gardner Lewis Investment
                                                     Trust, Raleigh, North Carolina

David S. Brollier (age 54)                           President, America's Utility Fund,            $3,500
Trustee                                              Inc.; previously Director, Vice
1633 Monument Avenue                                 President and Assistant
Richmond, Virginia 23220                             Treasurer of Dominion Capital, Inc.
                                                     and Assistant Treasurer of Dominion
                                                     Resources, Inc., Richmond, Virginia

O. James Peterson III (age 61)                       Chief Financial Officer                       $7,750
Trustee                                              Colonial Downs,
6201 North Courthouse Road                           New Kent, Virginia;
New Kent, Virginia 23124                             Trustee, The Nottingham Investment
                                                     Trust II, Raleigh, North Carolina;
                                                     previously, Chief Financial Officer of
                                                     Pimlico Race Course, Laurel, Maryland;
                                                     previously, Senior Vice President and Chief
                                                     Financial Officer of Dominion Resources, Inc.,
                                                     Richmond, Virginia

Christopher J. Smith (age 30)                        President                                     $7,750
Trustee*                                             ObjectTiger Ltd.
867 Thorntree Court                                  Bloomfield Hills, Michigan; previously
Bloomfield Hills, Michigan 48304                     Corporate Counsel of
                                                     Seligman & Associates and
                                                     Director of Amelia Earhart
                                                     Capital Management, Inc.,
                                                     Southfield, Michigan

                                                         - 8 -






Ashby M. Foote III (age 45)                          President
President                                            Vector Money Management, Inc.
Mississippi Opportunity Fund                         Jackson, Mississippi
4266 I-55 North, Suite 102
Jackson, Mississippi  39211

Jasen M. Snelling (age 33 )                          President
President                                            CityFund Advisory, Inc; previously,
Regional Opportunity Fund:                           Registered Representative of
Ohio Indiana Kentucky                                PNC Securities Corp.
P.O. Box 54944                                       and of Provident
Cincinnati, Ohio 45254                               Securities Investment Co.,
                                                     Cincinnati, Ohio

Robert B. Thompson (age 50)                          Chief Executive Officer
President                                            Morehead Capital Advisors LLC,
The CarolinasFund                                    Charlotte, North Carolina
1712 East Boulevard
Charlotte, North Carolina 28203

Jill H. Travis (age 48)                              President
President                                            Amelia Earhart Capital Management, Inc.
Amelia Earhart: Eagle Equity Fund                    Southfield, Michigan;
One Towne Square                                     President
Suite 1913                                           Jill H. Travis, CFP
Southfield, Michigan 48076                           Shelby Township, Michigan

Robert G. Dorsey (age 40)                            President and Treasurer, Countrywide Fund
Vice President                                       Services, Inc.; Vice President-Finance and
312 Walnut Street, 21st Floor                        Treasurer, Countrywide Financial Services,
Cincinnati, Ohio 45202                               Inc.; Treasurer, Countrywide Investments, Inc.;
                                                     Vice President, Countrywide Investment Trust,
                                                     Countrywide Tax-Free Trust and Countrywide
                                                     Strategic Trust, Cincinnati, Ohio


John F. Splain (age 40)                              Vice President,  Secretary and General
Secretary                                            Counsel, Countrywide Fund Services, Inc;
312 Walnut Street, 21st Floor                        Secretary and General Counsel, Countrywide
Cincinnati, Ohio 45202                               Financial Services, Inc. and Countrywide
                                                     Investments, Inc.; Secretary, Countrywide
                                                     Investment Trust, Countrywide Tax-Free
                                                     Trust and Countrywide Stragetic Trust,
                                                     Cincinnati, Ohio

                                                         - 9 -





Mark J. Seger (age 35)                               Vice President, Countrywide Fund Services, Inc.;
Treasurer                                            Treasurer, Countrywide Investment Trust,
312 Walnut Street, 21st Floor                        Countrywide Tax-Free Trust and Countrywide
Cincinnati, Ohio 45202                               Strategic Trust
                                                     Cincinnati, Ohio
-----------------------------------

* Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

The officers of the Trust do not receive compensation from the Trust for performing the duties of their office. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with their attendance at Board meetings.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of June 13, 1997, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, Sta-Home Health Agency Inc. Pension Plan, 406 Briarwood Drive, Jackson, Mississippi 39206, owned of record 17.1% of the then outstanding Class A shares of the Fund; Nancy S. Speed, 1220 Luse Road, Benton, Mississippi 39039, owned of record 7.8% of the then outstanding Class A shares of the Fund; Gus Primos Family Trust, P.O. Box 22567, Jackson, Mississippi 39225, owned of record 6.9% of the then outstanding Class A shares of the Fund; Capital Investors Inc., P.O. Box 1683, Jackson, Mississippi 39215, owned of record 6.9% of the then outstanding Class A shares of the Fund; Gulf Guaranty Life Insurance Company, P.O. Box 12409, Jackson, Mississippi 39236, owned of record 6.4% of the then outstanding Class A shares of the Fund; Harmon & Co. c/o Trustmark National Bank Trust Dept., P.O. Box 291, Jackson, Mississippi 39205, owned of record 36.7% of the then outstanding Class C shares of the Fund; Raymond James & Associates, Inc. CDSN William F. Lynch Jr. IRA, 304 Club C.V., Madison, Mississippi 39110, owned of record 8.5% of the then outstanding Class C shares of the Fund; and Demco Distributing Co. Inc. Combined Profit Sharing Plan, P.O. Box 189, Shelby, Mississippi 38774, owned of record 6.8% of the then outstanding Class C shares of the Fund. Harmon & Co. may be deemed to control the Class C shares of the Fund by virtue of its owning more than 25% of the outstanding Class C shares.

                               INVESTMENT ADVISOR

Vector Money Management, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The

Advisory Agreement will be renewed for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of .875% of the Fund's average daily net assets. For the fiscal year ended February 28, 1997, the Advisor waived its entire advisory fee of $20,989 and reimbursed the Fund $55,363 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal period ended February 29, 1996, the Advisor waived its entire advisory fee of $11,633 and reimbursed the Fund $50,193 of expenses in order to voluntarily reduce the operating expenses of the Fund.

The Advisor is controlled by Ashby M. Foote III, President of the Advisor and Vice President of the Trust. In addition to acting as Advisor to the Fund, the Advisor provides investment advice to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor also provides, at its own expense, certain Executive Officers to the Trust.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor attempts to obtain the best execution for all securities brokerage transactions.

Under the Advisory Agreement, the Advisor is not responsible for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

                                  ADMINISTRATOR

Countrywide   Fund   Services,   Inc. (the "Administrator")  maintains the
records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month for each class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives $2,000 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month.

For the fiscal year ended February 28, 1997, the Administrator received from the Fund transfer agent fees of $15,000, accounting and pricing fees of $15,000 and administrative fees of $7,500. Prior to June 1, 1996 the administrator to the Fund was The Nottingham Company, Rocky Mount, North Carolina. For the fiscal years ended February 28, 1997 and February 29, 1996, The Nottingham Company received from the Fund fees of $10,321 and $33,000, respectively.

                                   DISTRIBUTOR

Alpha-Omega Capital Corp. (the "Distributor") is the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Fund. The Distributor retains the entire sales charge on all direct investments in the Fund and on all investments in accounts with no designated dealer of record. Prior to April 21, 1997, Countrywide Investments, Inc. (formerly Midwest Group Financial Services, Inc.), served as the distributor for the Fund. For the fiscal year ended February 28, 1997, Countrywide Investments, Inc. earned $629 in underwriting and broker commissions. Prior to June 1, 1996, Capital Investment Group, Inc. served as the distributor for the Fund. For the fiscal period ended February 29, 1996, Capital Investment Group, Inc. earned
$7,050  in underwriting commissions.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans Under Rule 12b-1" below.

                                 OTHER SERVICES

AUDITORS. The firm of KPMG Peat Marwick LLP, 201 East Fifth Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Fund.

CUSTODIAN. The Custodian of the Fund's assets is Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39205. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940
Act), collects all income and effects all securities transactions on behalf of the Fund. For its services as Custodian, the Custodian receives an annual fee from the Fund based on the average net assets of the Fund held by the Custodian.

                                    BROKERAGE

It is the Fund's practice to seek to obtain the best overall terms available in executing Fund transactions and selecting brokers or dealers. Subject to the general supervision of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the economy and the stock, bond and government securities markets.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or other services received as a result of securities transactions effected for such other accounts.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution from such firm. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund purchases money market instruments from dealers, underwriters and issuers. The Fund does not expect to incur any brokerage commissions on such purchases because money market instruments are generally traded on a net basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e. without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Investment decisions for the Fund will be made independently from those for any other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and other accounts, the transaction will be averaged as to price and available investments allocated as to amount, in the manner which the Advisor believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 1997 and February 29, 1996, the total amount of brokerage commissions paid by the Fund were $2,949 and $7,178, respectively.

                       DISTRIBUTION PLANS UNDER RULE 12b-1

The Fund has adopted a Plan of Distribution for Class A shares (the "Class A Plan") and for Class C shares (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). The Plans permit the Fund to pay for expenses incurred in the distribution and promotion of each class of the Fund's shares.

Under the Class A Plan, the Fund may expend in any fiscal year up to .50% of the Class A shares' average daily net assets to finance any activity which is primarily intended to result in the sale of Class A shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Class A Plan as service fees to any person who sells Class A shares may not exceed an annual rate of .25% of the average daily net assets of such shares.

Under the Class C Plan, the Fund may expend in any fiscal year up to 1% of the Class C shares' average daily net assets to finance any activity which is primarily intended to result in the sale of Class C shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Class C Plan as service fees to any person who sells Class C shares may not exceed an annual rate of .25% of the average net assets of such shares. Expenditures under the Class C Plan for distribution activities as an asset-based sales charge may not exceed an annual rate of .75% of the average net assets of Class C shares.

During the fiscal year ended February 28, 1997, Class A and Class C shares incurred $8,519 and $6,900, respectively, in distribution costs under the Plans for payments to broker-dealers and others for the sale or retention of assets.

Ashby Foote III, as the President and controlling shareholder of the Advisor, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

Potential benefits to the Fund from the Plans include improved shareholder servicing, savings in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization. Subject to its practice of seeking to obtain best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

The Plans, the Underwriting Agreement with the Distributor and the form of Dealer Agreement with broker-dealers have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plans and such Agreements.

Continuation of the Plans, the Underwriting Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above. Each year the Trustees must determine that continuation of the Plans is in the best interests of shareholders of the Fund and there is a reasonable likelihood that the Plans will benefit the Fund. The Board of Trustees has made such a determination for the current year of operations under the Plans. The Plans, the Underwriting Agreement and the Dealer Agreements may be terminated at any timewithout penalty by a majority of those trustees who are not "interested persons" or by a majority of the outstanding shares of each class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority of the outstanding shares of the applicable class as well as a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the Plans (the "Independent Trustees"). In order for the Plans to remain effective, the selection and nomination of those Trustees who are not interested persons of the Trust must be effected by the Independent Trustees during such period. All amounts spent by the Fund pursuant to the Plans must be reported quarterly in a written report to the Trustees for their review.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth day or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Funds at 1-800-580-4820, or by writing to:

                          Mississippi Opportunity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

REDEMPTION IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting the Distributor or the Administrator. Selling dealers have the responsibility of transmitting orders promptly to the Administrator. The public offering price of Class A shares equals net asset value plus a sales charge. Class C shares are sold at net asset value. The Distributor receives the sales charge on Class A shares as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions for Class A shares is set forth in the Prospectus. See "How to Purchase Shares" in the Prospectus.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

                          HOW SHARE PRICE IS DETERMINED

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund and they have adopted procedures to do so as follows:

The public offering price (net asset value plus applicable sales charge) of Class A shares and the net asset value of Class C shares of the Fund is determined as of 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's share price will not be determined.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class and dividing the result by the number of outstanding shares of that class. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocable to a particular class of shares will be allocated to each class based on the net assets of that class in relation to the net assets of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net assets of all series in the Trust at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class of shares (such as distribution fees) will be charged to that class. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees and certain printing and postage expenses) may be charged to that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than another class and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to the Fund and its classes are conclusive.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is derived with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more that 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long term capital loss to the extent of the capital gain dividends with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their tax return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Declaration of Trust currently provides for the shares of four series: the Amelia Earhart: Eagle Equity Fund managed by Amelia Earhart Capital Management, Inc. of Southfield Michigan; The CarolinasFund managed by Morehead Capital Advisors LLC of Charlotte, North Carolina; the Regional Opportunity Fund: Ohio Indiana Kentucky managed by CityFund Advisory, Inc. of Cincinnati, Ohio; and the Fund. The Board of Trustees has authorized separate classes of shares for each series of the Trust.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series in the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. Under Rule 18f-2 of the 1940 Act, the approval of an investment advisory agreement, a material change to a Rule 12b-1 Plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Prior to June 1, 1996 the Trust was named The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. Average annual total return and yield are computed separately for Class A and Class C shares of the Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. The average annual total returns of Class A shares for the one year period ended February 28, 1997 and the period since inception (April 4, 1995) to February 28, 1997 are 2.22% and 7.53%, respectively. The average annual total returns of Class C shares for the one year period ended February 28, 1997 and the period since inception (April 4, 1995) to February 28, 1997 are 5.37% and 9.02%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

The cumulative total return for Class A shares (computed without the applicable sales load) for the period since inception (April 4, 1995) to February 28, 1997 is 19.02%. The average annual Nonstandardized Return of Class A shares (computed without the applicable sales load) for the one year period ended February 28, 1997 and the period since inception (April 4, 1995) to February 28, 1997 is 5.92% and 9.56%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged portfolios of companies located in Mississippi. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

Under normal market conditions, at least 90% of the Fund's net assets will be invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the four highest ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

       A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions.
Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the four highest ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are give a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The  following  summarizes  the four  highest  ratings  used by Fitch  Investors
Service, Inc. ("Fitch") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A: Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB: Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment- Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper.

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S RATINGS:

The following  summarizes the four highest  ratings used by Duff & Phelps Credit
Rating  Co.   ("D&P")   for  bonds  which  are  deemed  by  the  Advisor  to  be
Investment-Grade Debt Securities.

       AAA: This is the highest rating credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Bonds rated A have average but adequate protection factors. However risk factors are more variable and greater in periods of economic stress.

       BBB: Bonds rated BBB have below average protection factors, but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds  rated  BB, B and CCC by D&P are not  considered  Investment-  Grade  Debt
Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                        FINANCIAL STATEMENTS AND REPORTS

The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of February 28, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                          MISSISSIPPI OPPORTUNITY FUND







                                 Annual Report
                               February 28, 1997







   Investment Adviser                             Administrator
Vector Money Management, Inc.               Countrywide Fund Services, Inc.
   4266 I-55 North                             312 Walnut Street
     Suite 102                                      P.O. Box 5354
  Jackson, MI 39211                           Cincinnati, Ohio 45202-5354
   1.601.981.1773                                  1.800.543.8721

                              Shareholder Services
                                 1.800.580.4820

                                                   VECTOR MONEY MANAGEMENT, INC.


May 2, 1997

Dear Fellow Shareholders,

As the investment advisor to The Mississippi Opportunity Fund, Vector Money Management is pleased to provide you with the Fiscal Year 1997 Annual Report.

For the fiscal year, which ended February 28, 1997, the Fund returned performance numbers of 5.92%
for the Class A shares and 5.37% for the Class C shares.  This compares with the S&P 500 return of
26.15% and the Russell 2000 return of 12.54%.

The year 1996 proved challenging for the Fund.  The year was characterized by a marked divergence between small capitalization stocks and the larger multinational stocks.  Over the last six months of the
Fund's fiscal year, the Dow Jones Industrial Average outperformed the Russell 2000 by 13.8%.  That extraordinary divergence between the large cap and small cap stocks resulted in a tough market environment for many Mississippi stocks, which have a distinctly small cap orientation.  Consequently, after a strong first 6 months of 1996 in which the Fund was up 13.23% through April - as we reported to you in last year's Annual Report - the Fund sold off with the rest of the small cap market during the second half of the year.  In addition, specific situations penalized the Fund's performance.  We would like to give our comments on the current status of the Fund's largest holdings:

Currently, the Fund's largest position is Mobile Telecommunications (Mtel).  Last year, while the market was pushing the Dow Jones Industrial Average to new highs, it was very unforgiving to companies who disappointed Wall Street's expectations.  Nowhere was that more evident than with Mtel's poor execution of an ambitious rollout of nationwide two way messaging services.  In our opinion, the 74.8%
decline in Mtel's stock price from it's 1996 peak to it's February 1997 low was grossly overdone and did not represent the significant steps the company took to improve its operations.  The company brought in an impressive new management team, reorganized its operations and is relaunching an operational two way product.  We feel Mtel is poised to reward patient shareholders, and we added to our position when the stock reached the distressed levels of $5.60.  As the company rolls out its new product lines, Mtel is currently trading at $9.75.

Another large Fund position is telecommunications leader Worldcom.  This company has transformed itself over the last twelve months, evolving from a long distance telephone provider to - with the purchase of MFS/UUNet - the leading integrated telecommunications provider in the world, offering the synergies and efficiencies of long distance, local service and Internet access.  The investment community has been cautious on WorldCom's stock since the merger, choosing to wait for tangible results.  We, however, are firmly convinced that WorldCom will execute its business plan, and look for performance results in the upcoming twelve months.






Meadowbrook Office Park 4266 I-55N, Suite 102 Jackson, Mississippi 39211 601-981-1773 Fax 601-981-1759

Two of the Fund's positions - Delta & Pine Land and Mississippi Chemical - are well positioned to take advantage of the increasing global demand for agricultural products.  Delta & Pine Land is the world's largest provider of cotton seed, and has wholeheartedly pursued the introduction of biotechnology into agrarian production.  Seeing the same market potential which prompted Monsanto to spin off their mainstay chemicals division to concentrate on agribiotechology, Delta & Pine in conjunction with
Monsanto has introduced cotton and soybean products which feature both insect and herbicide protection without the need for additional chemical additives.  As world populations grow and capitalism spreads to developing countries, making hardier, more productive plants will be a major strategy in solving the conflict between expanding consumer demand and limited production acreage.  Likewise,
Mississippi Chemical, a leading provider of fertilizers worldwide, stands to benefit from growing need for agricultural crops.  With the purchase of First Mississippi's fertilizer capacity, Mississippi Chemical now supplies farmers worldwide with all major types of fertilizer, an increasingly needed input as crop management becomes more advanced.  A strong management team and some of the most efficient production facilities in the world position Mississippi Chemical shareholders to profit from this market.

Finally, in addition to strong individual companies, we feel that the national markets have discounted the small capitalization stocks to historically disproportionate levels.  Many of the stocks in the Fund, like many small and midcap stocks in general, are trading at substantial discounts to their growth rates.
With the economy continuing to show strength without marked signs of inflation, brightening prospects of avoiding a government budget impasse, and a strengthening dollar casting a shadow over large multinational companies, we firmly believe that the value now offered in the well managed small and midsize firms will soon be realized.  We have worked hard to identify quality in the products and management of Mississippi's businesses, and have invested in those firms in which we have a high level of confidence in their ability to execute and perform.

We thank you for electing to join us in this investment in Mississippi.

Sincerely,

/s/ Ashby M. Foote

Ashby Foote III
President, Vector Money Management


A representation of the graphic material contained in the Mississippi Opportunity Fund's Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Mississippi Opportunity Fund*, S&P 500 Index and the Russell 2000 Index


S&P 500 INDEX: (w/ reinvested divds)
                           QTRLY
        DATE               RETURN            BALANCE
           04/04/95                               10,000
           06/30/95              9.28%            10,928
           09/30/95              7.95%            11,796
           12/31/95              6.02%            12,506
           03/31/96              5.37%            13,177
           06/30/96              4.49%            13,769
           09/30/96              3.09%            14,195
           12/31/96              8.34%            15,378
           02/28/97              7.08%            16,466


RUSSELL 2000 INDEX: (w/ reinvested divds)
                           QTRLY
        DATE               RETURN            BALANCE
           04/04/95                               10,000
           06/30/95              8.75%            10,875
           09/30/95              9.81%            11,941
           12/31/95              2.20%            12,204
           03/31/96              5.09%            12,826
           06/30/96              5.14%            13,485
           09/30/96              0.34%            13,531
           12/31/96              5.12%            14,224
           02/28/97             -0.49%            14,154


MISSISSIPPI OPPORTUNITY FUND: CLASS A
                           QTRLY
        DATE               RETURN            BALANCE
           04/04/95                                9,650
           06/30/95              5.37%            10,168
           09/30/95              5.72%            10,750
           12/31/95              0.09%            10,760
           03/31/96              7.75%            11,594
           06/30/96              4.14%            12,074
           09/30/96             -2.56%            11,765
           12/31/96             -2.71%            11,446
           02/28/97              0.34%            11,485

Past performance is not predictive of future performance.

The Mississipppi Opportunity Fund
Average Annual Total Returns

               1 Year    Since Inception*
Class A        2.22%     7.56%
Class C        5.37%     9.06%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. Fund inception was April 4, 1995.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Mississipppi Opportunity Fund
(the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for the year ended February 28, 1997 and for the period from April 4, 1995 (commencement of operations) to February 29, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mississippi Opportunity Fund as of February 28, 1997, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended February 28, 1997 and for the period from April 4, 1995 (commencement of operations) to February 29, 1996 in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

                          MISSISSIPPI OPPORTUNITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               February 28, 1997

ASSETS
   Investments in securities, at value (cost $2,284,350) (Note 1)                            $         2,490,133
   Receivable for capital shares sold                                                                        347
   Dividends and interest receivable                                                                       2,622
   Organization expenses, net (Note 1)                                                                    27,976
   Receivable from Adviser (Note 3)                                                                        4,474
   Other assets                                                                                              807
      TOTAL ASSETS                                                                                     2,526,359
                                                                                                       ---------
LIABILITIES
   Bank overdraft                                                                                          4,724
   Payable to Administrator (Note 3)                                                                       5,000
   Other accrued expenses and liabilities                                                                 17,647
      TOTAL LIABILITIES                                                                                   27,371

NET ASSETS                                                                                   $         2,498,988
                                                                                                       =========
Net assets consist of:
Capital shares                                                                               $         2,279,147
Accumulated net realized gains from security transactions                                                 14,058
Net unrealized appreciation on investments                                                               205,783
Net assets                                                                                   $         2,498,988
                                                                                                       =========
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares                                                      $         1,813,797
                                                                                                       =========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                             153,986
                                                                                                         =======
Net asset value and redemption price per share (Note 1)                                      $             11.78
                                                                                                         =======
Maximum offering price per share (Note 1)                                                    $             12.21
                                                                                                         =======
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares                                                      $           685,191
                                                                                                         ========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                              58,703
                                                                                                          ======
Net asset value, offering price and redemption price per share (Note 1)                      $             11.67
                                                                                                          =======

See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                            STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997

INVESTMENT INCOME
   Dividends                                                           $             29,138
                                                                                     ------
EXPENSES
   Accounting services fees (Note 3)                                                 23,250
   Investment advisory fees (Note 3)                                                 20,989
   Distribution expenses, Class A (Note 3)                                            8,519
   Distribution expenses, Class C (Note 3)                                            6,900
   Shareholder services and transfer agent fees (Note 3)                             15,295
   Professional fees                                                                 12,153
   Administration fees (Note 3)                                                       9,276
   Amortization of organization expenses (Note 1)                                     9,141
   Trustees' fees and expenses                                                        6,982
   Postage and supplies                                                               4,958
   Printing of shareholder reports                                                    4,037
   Insurance expense                                                                  3,779
   Registration fees                                                                  3,698
   Other expenses                                                                     1,658
      TOTAL EXPENSES                                                                130,635
   Fees waived and expenses reimbursed by the Adviser (Note 3)                      (76,352)
      NET EXPENSES                                                                   54,283

NET INVESTMENT LOSS                                                                 (25,145)
                                                                                     -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                                     39,221
   Net change in unrealized appreciation/depreciation on investments                 81,579

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                    120,800
                                                                                    -------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $             95,655
                                                                                     =======

See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Periods Ended February 28, 1997 and February 29, 1996

                                                                                  Year                          Period
                                                                                 Ended                          Ended
                                                                              Feb. 28, 1997                  Feb. 29, 1996(B)
                FROM OPERATIONS:
                   Net investment loss                                           (25,145)                       (6,517)
                   Net realized gains from security transactions                  39,221                        30,359
                   Net change in unrealized appreciation/depreciation
                      on investments                                              81,579                       124,204
                Net increase in net assets from operations                        95,655                       148,046
                                                                                 -------                       -------
                DISTRIBUTIONS TO SHAREHOLDERS:
                   From net realized gains, Class A                              (14,597)                       (1,707)
                   From net realized gains, Class C                               (7,156)                         (400)
                Decrease in net assets from distributions to shareholders        (21,753)                       (2,107)
                                                                                 --------                       -------
                FROM CAPITAL SHARES
                   TRANSACTIONS (A):
                CLASS A
                   Proceeds from shares sold                                     386,710                     1,369,689
                   Net asset value of shares issued in reinvestment
                      of distributions to shareholders                            14,346                         1,707
                   Payments for shares redeemed                                  (90,783)                      (33,640)
                Net increase in net assets from
                   Class A share transactions                                    310,273                     1,337,756
                                                                                 -------                     ----------
                CLASS C
                   Proceeds from shares sold                                     672,365                       490,650
                   Net asset value of shares issued in reinvestment
                      of distributions to shareholders                             6,416                           400
                   Payments for shares redeemed                                 (526,585)                      (12,128)
                Net increase in net assets from
                   Class C share transactions                                    152,196                       478,922

                Net increase in net assets from capital share transactions       462,469                     1,816,678

                TOTAL INCREASE IN NET ASSETS                                     536,371                     1,962,617

                NET ASSETS:
                   Beginning of period                                         1,962,617                            --
                   End of period                                               2,498,988                     1,962,617
                                                                               =========                     ==========


                (A)Summary of capital share activity:
                   Class A
                   Shares sold                                                    31,318                       132,050
                   Shares issued in reinvestment of distributions to
                     shareholders                                                 1,224                           162
                   Shares redeemed                                                (7,687)                       (3,081)
                   Net increase in shares outstanding                             24,855                       129,131
                   Shares outstanding, beginning of period                       129,131                            --
                   Shares outstanding, end of period                             153,986                       129,131
                                                                                 ========                      ========
                   Class C
                   Shares sold                                                    55,923                        47,103
                   Shares issued in reinvestment of distributions to
                     shareholders                                                    552                            38
                   Shares redeemed                                               (43,811)                       (1,102)
                   Net increase in shares outstanding                             12,664                        46,039
                   Shares outstanding, beginning of period                        46,039                            --
                   Shares outstanding, end of period                              58,703                        46,039
                                                                                  =======                       ======
                 (B) Represents the period from the commencement of operations
                     (April 4, 1995) through February 29, 1996.

                  See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                            Class A                            Class C

                                                            Year        Period               Year         Period
                                                           Ended         Ended               Ended         Ended
                                                          Feb. 28, 1997 Feb. 29, 1996(A)  Feb. 28, 1997  Feb. 29, 1996(A)

Net asset value at beginning of period                   $11.22         $ 10.00             $11.17           $10.00
                                                         ------         -------             ------           ------
Income from investment operations:
   Net investment loss                                    (0.10)          (0.03)             (0.16)           (0.05)
   Net realized and unrealized gains
      on investments                                       0.76            1.27               0.76             1.24
                                                           -----           ----               ----             ----
Total from investment operations                           0.66            1.24               0.60             1.19
                                                           -----           -----              -----            -----
Less distributions from net realized gains                (0.10)          (0.02)             (0.10)           (0.02)
                                                          ------          ------             ------           ------
Net asset value at end of period                      $   11.78  $        11.22      $       11.67  $         11.17
                                                          =====           =====              ======           ======
Total return(B)                                            5.92%          12.41%              5.37%           11.86%
                                                          ======          ======             =======          =======
Net assets at end of period                           1,813,797  $    1,448,527      $     685,191  $        514,090
                                                      ==========      ==========           ========          ========
Ratio of expenses to average net assets
   Before expense reimbursement and waived fees            5.29%           6.90%(D)           5.79%            7.40%(D)
   After expense reimbursement and waived fees             2.11%           2.12%(D)           2.61%            2.49%(D)

Ratio of net investment loss to average net assets
   Before expense reimbursement and waived fees          (4.08)%           (5.20)%(D)        (4.58)%        (5.60)% (D)
   After expense reimbursement and waived fees           (0.89)%           (0.42)%(D)        (1.40)%        (0.69)% (D)

Portfolio turnover rate                                      15%              7%                15%               7%

Average commission rate per share (C)                     0.0877              --      $       0.0877               --

(A)Represents the period from the commencement of operations (April 4, 1995) through February 29, 1996.

(B)The total returns shown do not include the effect of applicable sales loads.

(C)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of invesment securities.

(D)Annualized.

See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997





      Shares                                                             Value
                      COMMON STOCKS - 98.5%
                      Consumer, Cyclical - 16.5%
          10,500        Belmont Homes, Inc. (a)                        $  89,250
           2,000        Boyd Gaming Corp. (a)                             11,500
           1,000        Chromcraft Revington, Inc. (a)                    31,000
           1,000        Cooper Tire and Rubber Company                    19,875
           8,000        Fred's, Inc.                                      71,000
           1,000        Hancock Fabrics, Inc.                             12,625
           3,000        National Picture & Frame Co. (a)                  29,437
           2,000        Proffitt's, Inc. (a)                              64,750
           1,000        River Oaks Furniture, Inc.  (a)                    2,750
           2,000        Stein Mart, Inc. (a)                              47,500
           1,000        Sunbeam Corp., Inc.                               27,375
           2,200        Wireless One, Inc. (a)                             5,775
                                                                         412,837
                      Basic Materials - 15.6%
           1,500        Birmingham Steel Corp.                            27,188
           6,000        ChemFirst, Inc. (a)                              136,500
          15,000        Exsorbet Industries, Inc. (a)                     27,187
             250        Georgia Pacific Corp.                             19,500
             800        International Paper Co.                           33,400
           6,004        Mississippi Chemical Corp.                       147,098
                                                                         390,873
                      Financial Services - 16.5%
           1,400        BancorpSouth, Inc.                                40,250
           1,500        Community Federal Bancorp, Inc.                   29,812
           1,000        Deposit Guaranty Corp.                            30,750
           1,000        Eastgroup Properties                              28,500
           1,150        Hancock Holding Co.                               48,444
           3,000        Magna Bancorp, Inc.                               56,250
          13,000        MS Financial, Inc. (a)                            21,125
           2,250        Parkway Properties, Inc.                          57,938
           2,000        Trustmark Corp.                                   53,250
           1,000        Union Planters Corp.                              44,750
                                                                         411,069
                      Industrial - 14.9%
             700        Cooper Industries, Inc.                           30,975
           4,500        Delta & Pine Land Co.                            167,063
           2,500        Kirby Corp. (a)                                   46,250
           4,500        KLLM Transport Services, Inc. (a)                 54,000
           1,000        MagneTek, Inc.  (a)                               16,625
             600        Standex International Corp.                       16,950
           1,250        Trinity Industries, Inc.                          40,312

                                                                        372,175

      Shares                                                             Value
                      Consumer, Non-Cyclical - 13.0%
             500        Baxter International Inc.                         23,000
           7,500        Cal-Maine Foods, Inc. (a)                         59,063
           4,500        Gulf South Medical Supply, Inc.  (a)              95,062
           1,650        Isolyser Company, Inc. (a)                         9,900
             500        National Presto Industries, Inc.                  18,813
           1,000        PhyCor, Inc. (a)                                  30,375
           2,000        Sanderson Farms. Inc.                             33,750
           1,400        Sara Lee Corp.                                    54,250
                                                                         324,213
                      Technology - 8.7%
          20,000        Mobile Telecommunication Technologies Corp. (a)  155,000
             200        Netscape Comunications Corp. (a)                   5,825
             750        Nichols Research Corp. (a)                        18,938
             500        Texas Instruments, Inc.                           38,562
                                                                         218,325
                      Utilities - 8.0%
           1,000        InterCel, Inc. (a)                                11,500
           7,050        WorldCom, Inc. (a)                               187,706
                                                                         199,206
                      Energy - 5.3%
           9,000        Callon Petroleum Co. (a)                         133,312

                      Total Common Stocks (Cost $2,256,227)            2,462,010


                      Money Market Funds - 1.1%
          28,123        Performance Trust Money Market Fund               28,123
                        (cost $28,123)

                      Total Investments at Value - 99.6%               2,490,133
                        (cost $2,284,350)

                      Other Assets in Excess of Liabilities - .4%          8,855

                      Net Assets - 100.0%                              2,498,988


(a)Non-income producing securities.

  See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


1.  Significant Accounting Policies

The Mississippi Opportunity Fund is a non-diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on August 12, 1992. The Fund began operations on April 4, 1995.

The Fund's investment objective is to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state.

The Fund offers two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 3.50% and a distribution fee of up to 0.50% of average daily net assets) and Class C shares (subject to a distribution fee of up to 1% of average daily net assets). Each Class A share and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; and
(ii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares is equal to net asset value per share plus a sales load equal to 3.63% of the net asset value (or 3.50% of the offering price). The offering price of Class C shares is equal to the net asset value per share. The redemption price per share of Class A shares and Class C shares is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997



Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Allocation between classes -- Investment income earned by the Fund and realized and unrealized gains and losses on investments are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Distribution expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made: accumulated net investment loss has been decreased by $25,145, resulting in a reclassification adjustment to decrease accumulated capital gains by $25,145. This reclassification has no effect on net assets or net asset value per share.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of February 28, 1997:

        Gross unrealized appreciation...............................$  566,169
        Gross unrealized depreciation................................( 360,386)
        Net unrealized appreciation.................................$  205,783

As of February 28, 1997, the tax cost basis of investments for the Fund was $2,284,350.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


2.  Investment Transactions

During the fiscal year ended February 28, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $857,639 and $332,431, respectively.

3.  Transactions with Affiliates

Certain officers of the Trust are also officers of Vector Money Management, Inc. (the Adviser), Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund. Prior to February 28, 1997, CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc., respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 0.875% on its average daily net assets.
The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.125% and 2.625% of average daily net assets for Class A and Class C shares, respectively. Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund $55,363 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange
Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.
However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $2,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $1,500 during the first six months of the Agreement. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. For the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund. However, CFS reduced the monthly fee to $1,500 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others. During the fiscal year ended
February 28, 1997, Countrywide earned $644 from underwriting and broker commissions on the sale of Fund shares. The Trust has adopted a Distribution Plan (the Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 0.50% and 1.00% of average daily net assets for Class A shares and Class C shares, respectively. For the fiscal year ended February 28, 1997, the Fund incurred $8,519 and $6,900 of distribution expenses on Class A shares and Class C shares, respectively, under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above. As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next $50 million of such assets, and 0.15% of such assets over $100 million. In addition, TNC received a monthly fee of $2,750 for accounting and recordkeeping services and a monthly fee for shareholder servicing. Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000. During the three months ended May 31, 1997, TNC received $10,320 of fees under the contract. Certain Trustees and officers of the Fund prior to June 1, 1996, were also officers of TNC.

                       STATEMENT OF ADDITIONAL INFORMATION


                           REGIONAL OPPORTUNITY FUND:
                              OHIO INDIANA KENTUCKY


                                  July 1, 1997


                                   A Series of
                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                     Telephone - Nationwide, 1-888-289-6465
                             In Cincinnati, 629-2273

                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES...................................2
INVESTMENT LIMITATIONS............................................. 5
TRUSTEES AND OFFICERS...............................................8
INVESTMENT ADVISOR.................................................10
ADMINISTRATOR......................................................11
DISTRIBUTOR........................................................12
OTHER SERVICES.....................................................13
BROKERAGE..........................................................13
DISTRIBUTION PLANS UNDER RULE 12b-1................................16
SPECIAL SHAREHOLDER SERVICES.......................................18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.....................20
HOW SHARE PRICE IS DETERMINED......................................21
ADDITIONAL TAX INFORMATION.........................................22
DESCRIPTION OF THE TRUST...........................................24
CALCULATION OF PERFORMANCE DATA....................................26
APPENDIX A - DESCRIPTION OF RATINGS................................30
FINANCIAL STATEMENTS AND REPORTS...................................35



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated July 1, 1997 for the Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund"). Copies of the Fund's Prospectus may be obtained at no charge from the Fund, at the address and phone number shown above.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used but not defined have the same meaning as in the Prospectus. A description of the various ratings used by the nationally recognized statistical rating organizations ("NRSROs") for securities in which the Fund may invest is included in this SAI as Appendix A.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Bankers' Acceptances are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any NRSRO or, if not rated, is of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Within its limitation on investments in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

WRITING COVERED CALL OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. When the Fund writes a call, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call at any time during the call period (usually not more than 9 months) at a fixed exercise or "strike" price (which may, and often does, differ from the market price of the underlying securities at the time of writing the call). The strike price remains the same throughout the option period, regardless of market price changes. To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying securities as well. If a call written by the Fund is exercised the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Utilizing the facilities of the Options Clearing Corporation ("OCC"), the Fund's Custodian or a securities depository acting for the Custodian will, as the Fund's escrow agent, hold the securities underlying calls written by the Fund, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions it pays. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code. One of the requirements for such qualification is that gains realized from the sale of securities held by the Fund less than three months must comprise less than 30% of the Fund's gross income. Due to this requirement, the Fund will limit the extent to which it writes call options on investments held less than 3 months.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval of the holders of a majority of the outstanding voting shares of the Fund. When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust (or the Fund). Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure
         (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases).

(4) Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws.

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)      Purchase foreign securities;

(8) Invest more than 10% of its assets in the securities of one or more investment companies; or

(9)      Make loans of money or securities,  except that the Fund may
         (i) invest in repurchase  agreements and commercial paper;
         (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non- fundamental policy, the Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (but the Fund may write covered call options as described in its Prospectus);

(5) Make short sales of securities or maintain a short position, except short sales "against the box" (a short sale is made by selling a security the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);

(6) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a
violation of such policy.   While the Fund has reserved the right to make short
sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupations during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended February 28, 1997:

Name, Position,                                      Principal Occupation(s)                   Compensation
Age  and Address                                     During Past 5 Years                       From the Trust
------------------                                   --------------------                      --------------

Jack E. Brinson (age 65)                             President, Brinson Investment Co.             $7,000
Trustee                                              President, Brinson Chevrolet, Inc.
1105 Panola Street                                   Tarboro, North Carolina;
Tarboro, North Carolina  27886                       Trustee, The Nottingham Investment
                                                     Trust II and Gardner Lewis Investment
                                                     Trust, Raleigh, North Carolina

David S. Brollier (age 54)                           President, America's Utility Fund,            $3,500
Trustee                                              Inc.; previously Director, Vice
1633 Monument Avenue                                 President and Assistant
Richmond, Virginia 23220                             Treasurer of Dominion Capital, Inc.;
                                                     and Assistant Treasurer of Dominion
                                                     Resources, Inc., Richmond, Virginia

O. James Peterson III (age 61)                       Chief Financial Officer                       $7,750
Trustee                                              Colonial Downs,
6201 North Courthouse Road                           New Kent, Virginia;
New Kent, Virginia 23124                             Trustee, The Nottingham Investment
                                                     Trust II, Raleigh, North Carolina;
                                                     previously, Chief Financial Officer of
                                                     Pimlico Race Course, Laurel, Maryland;
                                                     previously, Senior Vice Presidentand Chief
                                                     Financial Officer of Dominion Resources, Inc.,
                                                     Richmond, Virginia

Christopher J. Smith (age 30)                        President                                     $7,750
Trustee*                                             ObjectTiger Ltd.
867 Thorntree Court                                  Bloomfield Hills, Michigan;
Bloomfield Hills, Michigan 48304                     previously Corporate Counsel of
                                                     Seligman & Associates and
                                                     Director of Amelia Earhart
                                                     Capital Management, Inc.,
                                                     Southfield, Michigan

Ashby M. Foote III (age 45)                          President
President                                            Vector Money Management, Inc.
Mississippi Opportunity Fund                         Jackson, Mississippi
4266 I-55 North, Suite 102
Jackson, Mississippi  39211

                                                         - 8 -






Jasen M. Snelling (age 33 )                          President
President                                            CityFund Advisory, Inc; previously
Regional Opportunity Fund:                           Registered Representative of
Ohio Indiana Kentucky                                PNC Securities Corp.
P.O. Box 54944                                       and of Provident Securities
Cincinnati, Ohio 45254                               Investment Co.,
                                                     Cincinnati, Ohio

Robert B. Thompson (age 50)                          Chief Executive Officer
President                                            Morehead Capital Advisors LLC,
The CarolinasFund                                    Charlotte, North Carolina
1712 East Boulevard
Charlotte, North Carolina 28203

Jill H. Travis (age 48)                              President
President                                            Amelia Earhart Capital Management, Inc.
Amelia Earhart: Eagle Equity Fund                    Southfield, Michigan;
One Towne Square                                     President
Suite 1913                                           Jill H. Travis, CFP
Southfield, Michigan 48076                           Shelby Township, Michigan

Robert G. Dorsey (age 40)                            President and Treasurer, Countrywide Fund
Vice President                                       Services, Inc.; Vice President-Finance and
312 Walnut Street, 21st Floor                        Treasurer, Countrywide Financial Services,
Cincinnati, Ohio 45202                               Inc.; Treasurer, Countrywide Investments, Inc.;
                                                     Vice President, Countrywide Investment Trust,
                                                     Countrywide Tax-Free Trust and Countrywide
                                                     Strategic Trust, Cincinnati, Ohio

John F. Splain (age 40)                              Vice President,  Secretary and General
Secretary                                            Counsel, Countrywide Fund Services, Inc;
312 Walnut Street, 21st Floor                        Secretary and General Counsel, Countrywide
Cincinnati, Ohio 45202                               Financial Services, Inc. and Countrywide
                                                     Investments, Inc.; Secretary, Countrywide
                                                     Investment Trust, Countrywide Tax-Free
                                                     Trust and Countrywide Strategic Trust
                                                     Cincinnati, Ohio

Mark J. Seger (age 35)                               Vice President, Countrywide Fund Services, Inc.;
Treasurer                                            Treasurer, Countrywide Investment Trust,
312 Walnut Street, 21st Floor                        Countrywide Tax-Free Trust and Countrywide
Cincinnati, Ohio 45202                               Strategic Trust, Cincinnati, Ohio
-------------------------------------

* Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

The officers of the Trust do not receive compensation from the Trust for performing the duties of their office. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with their attendance at Board meetings.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of June 13, 1997, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, Donaldson, Lufkin & Jenrette Securities Corporation, P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 32.1% of the then outstanding Class A shares of the Fund; Dorothy B. Rattermann and Christine L. Ferris, 722 Miles Lane, Cincinnati, Ohio 45245, owned of record 16.8% of the then outstanding Class B shares of the Fund; Elaine and Willard Meale, 4750
State Route 133, Williamsburg, Ohio 45176, owned of record 8.5% of the then outstanding Class B shares of the Fund; Helen G. Jasper and Jean E. Lemon, 2950
W. Park Drive #694, Cincinnati, Ohio 45238, owned of record 8.2% of the then outstanding Class B shares of the Fund; Leonella Pursell, 3484 Lapland Drive, Cincinnati, Ohio 45239, owned of record 6.9% of the then outstanding Class B shares of the Fund; Margie Mills, 4651 Clayton Drive, Cincinnati, Ohio 45244, owned of record 6.5% of the then outstanding Class B shares of the Fund; and Mary Buckner, 886 Cincinnati Batavia, Cincinnati, Ohio 45245, owned of record 5.5% of the then outstanding Class B shares of the Fund. Donaldson, Lufkin & Jenrette Securities Corporation may be deemed to control the Class A shares of the Fund by virtue of the fact that it owns of record more than 25% of the outstanding Class A shares.

                               INVESTMENT ADVISOR

CityFund  Advisory,  Inc.  (the  "Advisor")  supervises  the Fund's  investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement will be renewed for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of 1.25% of the Fund's average daily net assets. For the fiscal year ended February 28, 1997, the Advisor voluntarily waived its entire advisory fee of $11,179 and reimbursed the Fund $73,594 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal year ended February 29, 1996, the Advisor voluntarily waived its entire advisory fee of $6,850 and reimbursed the Fund $80,044 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal period ended February 28, 1995, the Advisor voluntarily waived its entire advisory fee of $214 and reimbursed the Fund $10,815 of expenses in order to voluntarily reduce the operating expenses of the Fund.

The Advisor is controlled by Jasen M. Snelling and Jerry A. Smith.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor also provides, at its own expense, certain Executive Officers to the Trust.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor attempts to obtain the best execution for all securities brokerage transactions.

Under the Advisory Agreement, the Advisor is not responsible for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

                                  ADMINISTRATOR

Countrywide   Fund   Services,   Inc.  (the "Administrator") maintains the
records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month for each class of shares. In addition,  the Fund pays out-of-pocket  expenses,  including but not limited to,
postage,   envelopes,   checks,  drafts,  forms,  reports,  record  storage  and
communication lines.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives $2,000 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month.

For the fiscal year ended February 28, 1997, the Administrator received from the Fund transfer agent fees of $12,750, accounting and pricing fees of $15,000 and administrative fees of $7,500. Prior to June 1, 1996, the administrator to the Fund was The Nottingham Company, Rocky Mount, North Carolina. For the fiscal years ended February 28, 1997 and February 29, 1996, The Nottingham Company received from the Fund fees of $7,450 and $36,000, respectively.

                                   DISTRIBUTOR

Alpha-Omega Capital Corp. (the "Distributor") is the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell Class A shares of the Fund. The Distributor retains the entire sales charge on all direct investments in Class A shares of the Fund and on all investments in accounts with no designated dealer of record. Prior to April 21, 1997, Countrywide Investments, Inc. (formerly Midwest Group Financial Services, Inc.) served as the distributor for the Fund. For the fiscal years ended February 28, 1997, Countrywide Investments, Inc. earned $3,425 in underwriting and broker commissions. Prior to June 1, 1996, Capital Investment Group, Inc. served as the distributor for the Fund. For the fiscal year ended February 29, 1996 and for the fiscal period ended February 28, 1995, Capital Investment Group,

Inc. earned $2,281 and $205, respectively, in underwriting commissions.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans Under Rule 12b-1" below.

                                 OTHER SERVICES

AUDITORS. The firm of KPMG Peat Marwick LLP, 201 East Fifth Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Fund.

CUSTODIAN. The Custodian of the Fund's assets is The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund. For its services as Custodian, the Custodian receives an annual fee from the Fund based on the average net assets of the Fund held by the Custodian.

                                    BROKERAGE

It is the Fund's practice to seek to obtain the best overall terms available in executing Fund transactions and selecting brokers or dealers. Subject to the general supervision of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the economy and the stock, bond and government securities markets.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or other services received as a result of securities transactions effected for such other accounts.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution from such firm. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Kohn Financial Corporation may be deemed to be an affiliate of the Fund by virtue of the fact that Jill Travis, the person primarily responsible for managing the Fund, was a registered representative of Kohn Financial Corporation. During the fiscal year ended February 28, 1997, the Fund paid Kohn Financial Corporation $1,539 in brokerage commissions, which represents all of the total brokerage commissions paid by the Fund for effecting all of the Fund's portfolio transactions involving the payment of brokerage commissions.

The Fund purchases money market instruments from dealers, underwriters and issuers. The Fund does not expect to incur any brokerage commissions on such purchases because money market instruments are generally traded on a net basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e. without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed-income portfolio transactions will normally be principal transactions executed in the over-the-counter market and will be executed on a net basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Investment decisions for the Fund will be made independently from any other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and other accounts, the transaction will be averaged as to price and available investments allocated as to amount, in the manner which the Advisor believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995, the total amount of brokerage commissions paid by the Fund were $1,539, $5,587 and $109, respectively.

                       DISTRIBUTION PLANS UNDER RULE 12b-1

The Fund has adopted a Plan of Distribution for Class A shares (the "Class A Plan") and for Class B shares (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). The Plans permit the Fund to pay for expenses incurred in the distribution and promotion of each class of the Fund's shares.

Under the Class A Plan, the Fund may expend in any fiscal year up to .25% of the Class A shares' average daily net assets to finance any activity which is primarily intended to result in the sale of Class A shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. The front-end sales charge and amounts payable to the Distributor under the Class A Plan are used by the Distributor to pay commissions and other fees to dealers and other service organizations who sell Class A shares.

Under the Class B Plan, the Fund may expend in any fiscal year up to 1% of the Class B shares' average daily net assets to finance any activity which is primarily intended to result in the sale of Class B shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Class B Plan as service fees to any person who sells Class B shares may not exceed an annual rate of .25% of the average net assets of such shares. Expenditures under the Class B Plan for distribution activities as an asset-based sales charge may not exceed an annual rate of .75% of the average net assets of Class B shares.

Dealers and other service organizations receive commissions from the Advisor for selling Class B shares, which are paid at the time of sale. These commissions approximate the commissions payable with respect to sales of Class A shares. The expenditures payable under the Class B Plan for distribution activities (at an annual rate of .75% of net assets) are intended to cover the expense to the Advisor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Class B shares are redeemed prior to the expiration of the five year CDSC period. To provide funds for the payment of up-front sales commissions, the Advisor has arranged a line of credit with an unaffiliated third party lender, which provides funds for the payment of commissions and other fees payable to dealers and other service organizations which sell Class B shares. Under the terms of the financing, the Advisor may assign to the lender the distribution fees that may be payable from time to time to the Advisor under the Class B Plan and the contingent deferred sales charges payable to the Advisor with respect to Class B shares.

During the fiscal year ended February 28, 1997, Class A and Class B shares incurred $1,131 and $1,335, respectively, in distribution expenses for payments to broker-dealers and others for the retention of assets.

Jasen M. Snelling and Jerry A. Smith, as controlling shareholders of the Advisor, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

Potential benefits to the Fund from the Plans include improved shareholder servicing, savings in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization. Subject to its practice of seeking to obtain best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

The Plans, the Underwriting Agreement with the Distributor and the form of Dealer Agreement with broker-dealers have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Underwriting Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above. Each year the Trustees must determine that continuation of the Plans is in the best interests of shareholders of the Fund and there is a reasonable likelihood that the Plans will benefit the Fund. The Board of Trustees has made such a determination for the current year of operations under the Plans. The Plans, the Underwriting Agreement and the Dealer Agreements may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority of the outstanding shares of each class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority of the outstanding shares of the applicable class as well as a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the Plans (the "Independent Trustees"). In order for the Plans to remain effective, the selection and nomination of those Trustees who are not interested persons of the Trust must be effected by the Independent Trustees during such period. All amounts spent by the Fund pursuant to the Plans must be reported quarterly in a written report to the Trustees for their review.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.

No redemption fees are charged to shareholders under this plan except for potential deferred sales charges with respect to Class B shares. The Prospectus contains additional information and limitations relating to the use of a Systematic Withdrawal Plan by a holder of Class B shares. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund, Nationwide 1-888-289-6465, in Cincinnati 629-2273 or by writing to:

                            Regional Opportunity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

REDEMPTION IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting the Distributor or the Administrator. Selling dealers have the responsibility of transmitting orders promptly to the Fund's Administrator. The public offering price of Class A shares of the Fund equals the net asset value plus a sales charge. Class B shares may be subject to a contingent deferred sales charge upon redemption. The Distributor receives the sales charge on Class A shares as Distributor and may reallow all or a part of the sales charge in the form of dealer discounts and brokerage commissions. The Advisor may compensate dealers up-front from its own funds for distribution-related activities in connection with the sale of Class B shares, for which the Advisor will receive the contingent deferred sales charge and a distribution fee under the Class B Plan as described in "Distribution Plans Under Rule 12b-1." The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus. See "How to Purchase Shares" in the Prospectus.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

                          HOW SHARE PRICE IS DETERMINED

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund and they have adopted procedures to do so as follows:

The public offering price (net asset value plus applicable sales charge) of Class A shares and the net asset value of Class B shares of the Fund is determined as of 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's share price will not be determined.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class and dividing the result by the number of outstanding shares of that class. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocable to a particular class of shares will be allocated to each class based on the net assets of that class in relation to the net assets of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net assets of all series in the Trust at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class of shares

(such as  distribution  fees)  will be  charged  to that  class.  Certain  other expenses attributable to a particular class of shares (such as registration fees, professional fees and certain printing and postage expenses) may be charged to that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than another class and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to the Fund and its classes are conclusive.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is derived with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more that 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long term capital loss to the extent of the capital gain dividends with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their tax return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Declaration of Trust currently provides for the shares of four series: the Amelia Earhart: Eagle Equity Fund managed by Amelia Earhart Capital Management, Inc. of Southfield Michigan; The CarolinasFund managed by Morehead Capital Advisors LLC of Charlotte, North Carolina; the Mississippi Opportunity Fund managed by Vector Money Management, Inc. of Jackson, Mississippi; and the Fund. The Board of Trustees has authorized separate classes of shares for each series of the Trust.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series in the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. A series is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. Under Rule 18f-2 of the 1940 Act, the approval of an investment advisory agreement, a material change to a Rule 12b-1 Plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Prior to June 1, 1996 the Trust was named The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. Total return and yield are computed separately for Class A and Class B shares of the Fund. The yield of Class A shares is expected to be higher than the yield of Class B shares due to the higher distribution fees imposed on Class B shares.

The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. The average annual total returns for Class A shares for the one year period ended February 28, 1997 and for the period since inception (January 3, 1995) to February 28, 1997 are 2.07% and 9.21%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

The cumulative total return for Class A shares (computed without the applicable sales load) for the period since inception (January 3, 1995) to
February  28,  1997  is  25.95%.   The average annual Nonstandardized Returns of
Class A shares (computed without the applicable sales load) for the one year period ended February 28, 1997 and for the period since inception
(January  3,  1995) to  February  28,  1997  are  6.32%  and  11.29%,
respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged companies located in the Cincinnati tri-state area. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

Under normal market conditions, at least 90% of the Fund's net assets will be invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the four highest ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

       A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions.
Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the four highest ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are give a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The  following  summarizes  the four  highest  ratings  used by Fitch  Investors
Service, Inc. ("Fitch") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A: Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB: Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment- Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper.

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S RATINGS:

The following  summarizes the four highest  ratings used by Duff & Phelps Credit
Rating  Co.   ("D&P")   for  bonds  which  are  deemed  by  the  Advisor  to  be
Investment-Grade Debt Securities.

       AAA: This is the highest rating credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Bonds rated A have average but adequate protection factors. However risk factors are more variable and greater in periods of economic stress.

       BBB: Bonds rated BBB have below average protection factors, but are still considered sufficient for prudent investment.
There is considerable variability in risk during economic cycles.

Bonds  rated  BB, B and CCC by D&P are not  considered  Investment-  Grade  Debt
Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                        FINANCIAL STATEMENTS AND REPORTS

The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of February 28, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                           REGIONAL OPPORTUNITY FUND:
                            Ohio, Indiana, Kentucky






                                 Annual Report
                               February 28, 1997




 Investment Adviser                          Administrator
CityFund Advisory, Inc.              Countrywide Fund Services, Inc.
   P.O. Box 54944                          312 Walnut Street
Cincinnati, OH  45254-0944                 P.O. Box 5354
   1.513.624.5900                    Cincinnati, Ohio 45202-5354
                                           1.800.543.8721


                             Shareholder Services
                                 1.800.580.4820

Regional
   Opportunity
     f u n d
-------------------------------------------------------------------------------
series one: Ohio, Indiana, Kentucky

April 28, 1997

Fellow Shareholder:

The past year has been a very busy and productive time. A lot of changes occurred during this time. We moved all day to day back office operation of the Fund to Countywide Fund Services, Inc., a Cincinnati based company. The name changed from The Greater Cincinnati Fund to the Regional Opportunity Fund:
Ohio, Indiana, Kentucky Series. We felt the change would prevent us from being confused with the Greater Cincinnati Foundation, one of Cincinnati's oldest and most respected charitable organizations. The Class B Shares became available for purchase in July and have already surpassed the Class A shares.
A toll free shareholders and 24-hour account balance system has been added to better serve shareholder request. Overall we have improved service tremendously and will continue to attempt to fulfill any shareholder's request for information.

The Fund's assets have increased just over 51% as more people begin to see the value of investing close to home. The total return of the Class A shares was 6.32% for the fiscal year ending Feb. 28, 1997. The market overall experienced a turn around. Sector rotation has occurred with money managers moving to larger company stocks and cash equivalents while the smaller companies and technology sectors have had a correction since the beginning of the year.

Our approach to 1997 is to keep cash available to be able to make value purchases, place an emphasis on earnings as they have become so sensitive to the industry and continue to be well diversified into different sectors of the market. We currently invest in 22 different sectors and will continue to keep the portfolio spread out to reduce undue risk from investing in a single industry.

I look forward to serving your needs in 1997 and hope that you would feel free to call me directly should you have any questions at (513) 624-5901.

Sincerely,
/s/ Jasen M. Snelling
Jasen M. Snelling
President

A representation of the graphic material contained in the Regional Opportunity
Fund: Ohio, Indiana, Kentucky Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Regional Opportunity Fund: Ohio, Indiana, Kentucky* and the S&P 500 Index


S&P 500 INDEX: (w/ reinvested divds)
                      QTRLY
     DATE             RETURN             BALANCE
      01/03/95                                  10,000
      03/31/95              9.74%               10,974
      06/30/95              9.55%               12,021
      09/30/95              7.95%               12,977
      12/31/95              6.02%               13,758
      03/31/96              5.37%               14,496
      06/30/96              4.49%               15,147
      09/30/96              3.09%               15,615
      12/31/96              8.34%               16,917
      02/28/97              7.08%               18,115


REGIONAL OPPORTUNITY FUND:
                      QTRLY
     DATE             RETURN             BALANCE
      01/03/95                                   9,600
      03/31/95              2.83%                9,872
      06/30/95              5.43%               10,407
      09/30/95              3.15%               10,735
      12/31/95              5.08%               11,280
      03/31/96              4.08%               11,741
      06/30/96              3.76%               12,182
      09/30/96              0.84%               12,284
      12/31/96             -2.52%               11,975
      02/28/97              0.98%               12,092

Past performance is not predictive of future performance.

Regional Opportunity Fund: Ohio, Indiana, Kentucky
Average Annual Total Returns

               1 Year           Since Inception*
Class A        2.07%            9.22%

*The chart above represents performance of Class A shares only, which will differ from the performance of Class B shares based on differences in loads and fees paid by shareholders in the different classes. Fund inception was January 3, 1995, and the initial public offering of Class B shares commenced on July 24, 1996.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended February 28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to February 28, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regional Opportunity Fund: Ohio, Indiana, Kentucky as of February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the years ended February 28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to February 28, 1995 in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 1997

         ASSETS
            Investments in securities, at value (cost $774,032) (Note 1)            $           901,749
            Investments in repurchase agreements (Note 1)                                       213,000
            Cash                                                                                    151
            Receivable for capital shares sold                                                    9,367
            Dividends and interest receivable                                                       468
            Organization expenses, net (Note 1)                                                  27,404
            Receivable from Adviser  (Note 3)                                                    11,980
            Other assets                                                                          1,659
               TOTAL ASSETS                                                                   1,165,778
                                                                                              ---------
         LIABILITIES
            Payable for capital shares redeemed                                                      75
            Payable to Administrator (Note 3)                                                     5,000
            Other accrued expenses and liabilities                                               12,520
               TOTAL LIABILITIES                                                                 17,595

         NET ASSETS                                                                 $         1,148,183
                                                                                              ==========
         Net assets consist of:
         Capital shares                                                             $         1,071,626
         Accumulated net realized losses from security transactions                             (51,160)
         Net unrealized appreciation on investments                                             127,717
         Net assets                                                                 $         1,148,183
                                                                                              =========
         PRICING OF CLASS A SHARES
         Net assets applicable to Class A shares                                    $           502,116
                                                                                                =======
         Shares of beneficial interest outstanding (unlimited number of shares
            authorized, no par value)                                                            44,111
                                                                                                 ======
         Net asset value and redemption price per share (Note 1)                    $             11.38
                                                                                                  =====
         Maximum offering price per share (Note 1)                                  $             11.85
                                                                                                  =====
         PRICING OF CLASS B SHARES
         Net assets applicable to Class B shares                                    $           646,067
                                                                                                =======
         Shares of beneficial interest outstanding (unlimited number of shares
            authorized, no par value)                                                            57,041
                                                                                                 ======
         Net asset value, offering price and redemption price per share (Note 1)    $             11.33
                                                                                                  =====

         See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997


INVESTMENT INCOME
   Dividends                                                               $          6,168
   Interest                                                                           8,573
      TOTAL INVESTMENT INCOME                                                        14,741
                                                                                     ------
EXPENSES
   Accounting services fees (Note 3)                                                 21,000
   Shareholder services and transfer agent fees (Note 3)                             12,979
   Professional fees                                                                 12,231
   Investment advisory fees (Note 3)                                                 11,179
   Amortization of organization expenses (Note 1)                                     9,691
   Administration fees (Note 3)                                                       8,721
   Trustees' fees and expenses                                                        6,982
   Postage and supplies                                                               5,175
   Printing of shareholder reports                                                    4,360
   Custodian fees                                                                     3,471
   Registration fees                                                                  2,557
   Distribution expenses, Class A (Note 3)                                            1,131
   Distribution expenses, Class B (Note 3)                                            1,335
   Other expenses                                                                     2,899
      TOTAL EXPENSES                                                                103,711
   Fees waived and expenses reimbursed by the Adviser (Note 3)                      (84,773)
      NET EXPENSES                                                                   18,938
                                                                                     ------
NET INVESTMENT LOSS                                                                  (4,197)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                                   (31,644)
   Net change in unrealized appreciation/depreciation on investments                 93,881

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                     62,237

NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $         58,040
                                                                                     ======

See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                       STATEMENTS OF CHANGES IN NET ASSETS

           For the Years Ended February 28, 1997 and February 29, 1996

                                                                                    Year                   Year
                                                                                    Ended                  Ended
                                                                                Feb. 28, 1997          Feb. 29, 1996
              FROM OPERATIONS:
                 Net investment income (loss)                               $            (4,197)  $               5,233
                 Net realized gains (losses) from security transactions                 (31,644)                 51,230
                 Net change in unrealized appreciation/depreciation
                    on investments                                                       93,881                  34,016
              Net increase in net assets from operations                                 58,040                  90,479

              DISTRIBUTIONS TO SHAREHOLDERS:
                 From net investment income, Class A                                     (1,329)                 (4,068)
                 From net investment income, Class B                                        --                       (1)
                 From net realized gains, Class A                                           --                  (36,825)
                 From net realized gains, Class B                                           --                       (6)
                 In excess of net realized gains, Class A                               (28,448)                    --
                 In excess of net realized gains, Class B                                (5,508)                    --
              Decrease in net assets from distributions to shareholders                 (35,285)                (40,900)

              FROM CAPITAL SHARES TRANSACTIONS (A):
              CLASS A
                 Proceeds from shares sold                                              265,034                 491,234
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                     29,310                  27,909
                 Payments for shares redeemed                                          (571,153)                (42,344)
              Net increase (decrease) in net assets from
                 from Class A share transactions                                       (276,809)                476,799

              CLASS B
                 Proceeds from shares sold                                              637,320                     100
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                      5,508                       8
                 Payments for shares redeemed                                               (75)                     --
              Net increase in net assets from
                 Class B share transactions                                             642,753                     108

              Net increase from capital shares transactions                             365,944                 476,907

              TOTAL INCREASE IN NET ASSETS                                              388,699                 526,486

              NET ASSETS:
                 Beginning of year                                                      759,484                 232,998
                 End of year                                                $         1,148,183   $             759,484



              (A)Summary of capital share activity:
                 Class A
                 Shares sold                                                             22,449                  45,877
                 Shares issued in reinvestment of distributions to shareholder            2,617                   2,514
                 Shares redeemed                                                        (49,297)                 (3,351)
                 Net increase (decrease) in shares outstanding                          (24,231)                 45,040
                 Shares outstanding, beginning of period                                 68,342                  23,302
                 Shares outstanding, end of period                                       44,111                  68,342

                 Class B
                 Shares sold                                                             56,543                      10
                 Shares issued in reinvestment of distributions to shareholder              494                       1
                 Shares redeemed                                                             (7)                     --
                 Net increase in shares outstanding                                      57,030                      11
                 Shares outstanding, beginning of period                                     11                      --
                 Shares outstanding, end of period                                       57,041                      11


              See accompanying notes to the financial statements.


               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                                  CLASS A                                  CLASS B


                                                        Year              Year            Period            Period
                                                       Ended             Ended             Ended            Ended
                                                   Feb. 28, 1997     Feb. 29, 1996     Feb. 28, 1995(A)   Feb. 28, 1997(B)

Net asset value at beginning of period          $           11.11  $         10.00  $          10.00  $         10.46

Income from investment operations:
   Net investment income (loss)                             (0.06)            0.10              0.01            (0.02)
   Net realized and unrealized gains (losses)
      on investments                                         0.76             1.74             (0.01)            1.30
Total from investment operations                             0.70             1.84              0.00             1.28

Less distributions:
   Dividends from net investment income                     (0.02)           (0.09)               --               --
   Distributions from net realized gains                    (0.41)           (0.64)               --            (0.41)
Total distributions                                         (0.43)           (0.73)               --            (0.41)

Net asset value at end of period                $           11.38  $         11.11  $          10.00  $         11.33

Total return (C)                                             6.32%           18.41%             0.00%           12.25%

Net assets at end of period                     $         502,116  $       759,366  $        232,998  $       646,067

Ratio of expenses to average net assets:
   Before expense reimbursement and waived fees             11.50%           18.26%            80.88%(E)        12.14%(E)
   After expense reimbursement and waived fees               2.02%            2.23%             2.05%(E)         2.66%(E)

Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and waived fees           (9.85)%         (15.08)%          (77.35)% (E)     (10.52)% (E)
   After expense reimbursement and waived fees            (0.37)%             0.96%             1.54%(E)      (1.04)% (E)

Portfolio turnover rate                                        39%             108%                0%              39%(E)

Average commission rate per share (D)           $          0.0630               --                --  $        0.0630


(A)Represents the period from the commencement of operations (January 3, 1995) through February 28, 1995.

(B)Represents the period from the first public  offering to  shareholders  (July
   24, 1996) through February 28, 1997. Class B shares were initially purchased on April 10, 1995 by the Advisor, who subsequently redeemed the initial shares on March 13, 1996.

(C)The total returns shown do not include the effect of applicable sales loads.

(D)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(E)Annualized.

See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1997



           Shares                                                       Value
                       COMMON STOCKS - 78.5%
                       Airlines - 2.9%
            1,237        Comair Holdings, Inc.                    $       25,513
              100        Delta Air Lines, Inc.                             8,050
                                                                          33,563

                       Communications - 5.9%
              800        Aspect Telecommunications Corp. (a)              19,900
              750        Brightpoint, Inc. (a)                            20,250
              500        U.S Robotics Corp. (a)                           27,906
                                                                          68,056

                       Computers & Information - 4.5%
              500        Compaq Computer Corp. (a)                        39,625
              500        Pomeroy Computer Resources, Inc. (a)             12,375
                                                                          52,000

                       Consumer Services - 2.3%
              600        ABR Information Services, Inc. (a)               14,025
              500        Romac International, Inc. (a)                    12,875
                                                                          26,900

                       Electrical Components - 2.7%
              750        Diebold, Inc.                                    31,500

                       Food - 1.3%
              600        Papa John's International, Inc. (a)              14,625

                       Health Care Providers - 4.3%
              600        Genesis Health Ventures, Inc. (a)                20,775
            1,500        Res-Care, Inc. (a)                               28,875
                                                                          49,650

                       Heavy Machinery - 1.9%
            1,200        JLG Industries, Inc.                             22,200


                       Home Construction - 1.8%
            1,000        Coachmen Industries, Inc.                        20,250

                       Household Products, Nondurable - 2.4%
              230        The Proctor & Gamble Co.                         27,628

                REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1997





           Shares                                                       Value
                       Industrial and Commercial Services - 5.5%
              280        Cintas Corp.                                     15,120
              600        Omnicare, Inc.                                   15,900
              450        Paychex, Inc.                                    19,575
              500        Primark Corp. (a)                                12,438
                                                                          63,033

                       Media Publishing - 2.0%
              500        Central Newspapers, Inc. - Class A               23,000

                       Medical Supplies - 3.1%
              400        Guidant Corp.                                    26,800
              225        Hillenbrand Industries, Inc.                      8,466
                                                                          35,266

                       Pharmaceuticals - 12.3%
              400        Johnson & Johnson                                23,050
              900        Jones Medical Industries, Inc.                   27,225
              300        Eli Lilly & Co.                                  26,212
              400        Merk & Co., Inc.                                 36,800
              300        Pfizer, Inc.                                     27,488
                                                                         140,775

                       Railroads - 1.2%
              300        CSX Corp.                                        13,838

                       Regional Banks - 6.9%
              500        Banc One Corp.                                   22,062
            1,455        Star Banc Corp.                                  57,109
                                                                          79,171

                       Retailers, Drug-Based - 2.4%
              450        Cardinal Health, Inc.                            27,675

                       Retailers, Specialty - 2.9%
              600        Boise Cascade Office Products Corp. (a)          13,275
            1,000        CompUSA, Inc. (a)                                20,000
                                                                          33,275

                       Semiconductor & Related - 3.3%
            1,000        Micron Technology, Inc.                          37,500

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1997




           Shares                                                       Value
                       Software & Processing - 3.5%
              750        Analytical Surveys, Inc. (a)             $        8,719
              500        Compuware Corp. (a)                              31,125
                                                                          39,844

                       Telephone Systems - 5.4%
            1,000        Cincinnati Bell, Inc.                            62,000

                       Total Common Stocks (Cost $774,032)        $      901,749

        Face
       Value                                                            Value
                       REPURCHASE AGREEMENTS (b) - 18.6%
$         213,000        Fifth Third Bank, 4.80%, dated 2/28/1997,
                           due 3/3/1997, repurchase proceeds $213,085
                           (cost $213,000)                        $      213,000

                       Total Investments and Repurchase Agreements
                         at Value - 97.1%                         $    1,114,749

                       Other Assets in Excess of Liabilities - 2.9%       33,434

                       Net Assets - 100.0%                        $    1,148,183


(a) Non-income producing securities.

(b) Repurchase agreement is fully collateralized by $218,000 par value FHLMC Pool #G10452, 7.00%, due 2/1/2011.

  See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

1.  Significant Accounting Policies

The Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund), formerly The Greater Cincinnati Fund, is a non-diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment
Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act).
The Trust was organized as a Massachusetts business trust on August 12, 1992.  The Fund began operations on
January 3, 1995.

The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region.

The Fund offers two classes of shares:  Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to .25% of average daily net assets of the class) and Class B shares (sold subject to a contingent deferred sales load if redeemed within five years from the date of purchase and a distribution fee of up to 1% of average daily net assets of the class).  Each Class A and Class B share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B shares bear the expenses of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares; and (ii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time).  Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price.  Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally invests its cash reserves by entering into repurchase agreements with its custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market.  At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.  In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.  The maximum offering price of Class A shares of the Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).  The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of Class A shares is equal to the net asset value per share.  Class B shares are subject to a contingent deferred sales load if redeemed within a five-year period from the date of purchase.  The charge declines from 5% to 0% over a five year period.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


Investment income -- Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund.  Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year.  Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.  In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on trade date.  Securities sold are valued on a specific identification basis.

Allocation between classes -- Investment income earned by the Fund and realized and unrealized gains and losses on investments are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Distribution expenses are charged directly to the class incurring the expense.  Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses.  The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes.  On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made:  accumulated net investment loss has been decreased by $4,112, accumulated capital loss has been decreased by $41, resulting in a reclassification adjustment to decrease paid-in capital by $4,153.  This reclassification has no effect on net assets or net asset value per share.

                              REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                                         NOTES TO FINANCIAL STATEMENTS

                                               February 28, 1997


The following information is based upon the federal income tax cost of portfolio investments of the Fund as of
February 28, 1997:

        Gross unrealized appreciation....................................................$ 174,187
        Gross unrealized depreciation...................................................(   46,470)
        Net unrealized appreciation......................................................$ 127,717

As of February 28, 1997, the tax cost basis of investments for the Fund was $774,032 and the Fund had $51,160
of capital loss carryforwards for federal income tax purposes, none of which expire prior to February 28, 2006.
These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  Investment Transactions

During the fiscal year ended February 28, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $522,422 and $291,462, respectively.

3.  Transactions with Affiliates

Certain officers of the Trust are also officers of CityFund Advisory, Inc. (the Adviser), Countrywide Fund Services,
Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide
Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund.  Prior to February 28, 1997,
CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc.,
respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement.  Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 1.25% on its average daily net assets.  The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 1.95% and 2.70% of average daily net assets for Class A shares and Class B shares, respectively.
Prior to June 1, 1996, expenses of Class A shares were limited to 2.25% of average daily net assets.  Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund
$73,594 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund.  CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.  For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.
However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement.  During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.




               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee.  However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement.  In addition, the Fund pays out-of-
pocket expenses, including but not limited to, postage and supplies.  During the fiscal year ended February 28, 1997,
CFS earned $12,750 of fees under the Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, CFS receives a monthly fee of $2,000 from the Fund.  However, CFS reduced the monthly fee to $1,500 during the first six months of the Agreement.  During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the
Agreement.

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others.  During the fiscal year ended
February 28, 1997, Countrywide earned $3,425 from underwriting and broker commissions on the sale of Fund shares.  The Trust has adopted a Distribution Plan (the Plan) for the Fund pursuant to Rule 12b-1 under the 1940
Act.  The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 0.25% and 1.00% of average daily net assets for Class A shares and Class B shares, respectively.  For the fiscal year ended February 28, 1997, the Fund incurred $1,131 and $1,335 of distribution expenses for Class A shares and Class B shares, respectively, under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above.  As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next
$50 million of such assets, and 0.15% of such assets over $100 million.  In addition, TNC received a monthly fee of $2,000 for accounting and recordkeeping services and a monthly fee for shareholder servicing.  Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000.  During the three months ended May 31, 1996, TNC received $9,000 of fees under the contract.  Certain Trustees and officers of the
Fund prior to June 1, 1996, were also officers of TNC.
